UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2019
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Semi-Annual Report
For the Six Months Ended
June 30, 2019

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  33
   First Trust Dow Jones Internet Index Fund (FDN)..........................  34
   First Trust Capital Strength ETF (FTCS)..................................  36
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  38
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  42
Statements of Assets and Liabilities........................................  44
Statements of Operations....................................................  46
Statements of Changes in Net Assets.........................................  48
Financial Highlights........................................................  52
Notes to Financial Statements...............................................  56
Additional Information......................................................  65

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2019

Dear Shareholders:

One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. As January 2019 unfolded, the longest partial government shutdown in U.S. history was wrapping up while we were beginning to learn about President Trump's approach to international trade policy. By June's end, trade talks with China were reengaging and the threat of 5% tariffs on Mexican imports was averted. Investors breathed a collective sigh of relief and, once again, the free market began to rally.

At the Markets' close on June 28, 2019, both U.S. and world equities had performed resiliently, as indicated by the S&P 500(R) Index and the MSCI All Country World Index returns of 18.54% and 16.23%, respectively, for the calendar year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.11%, for the same period. The 10-Year U.S. Treasury Note yield fell from over 3% in late 2018 to just above 2% for the six-month period ended June 30, 2019 and the Federal Reserve has clearly indicated that another rate cut is on the way.

Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.

      o     The Consumer Confidence Index of 121.5 for June remains strong.

      o The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.

      o June's unemployment rate of 3.7% barely moved from May's 3.6%, the lowest level since December of 1969.

Before you reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2019 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The trade conflict between the U.S. and China was approaching 16-months-old at the close of June 2019. In our opinion, the most notable change in the first half of 2019 was the Trump Administration's ratcheting up of tariffs on roughly $200 billion of imported goods from China. On May 10, 2019, tariffs jumped from 10% to 25%. President Trump continues to threaten China with extending the tariffs to the remaining $300 billion or so in goods shipped to the U.S. annually. The ongoing dispute has become a drag on global growth, according to organizations such as the International Monetary Fund.

While the U.S. economy continues to flourish relative to many other developed and emerging economies, recent data suggests that China's economy is being stressed by the tariffs. China's gross domestic product rose at an annualized pace of 6.2% in the second quarter of 2019, the slowest growth rate in 27 years, according to MarketWatch. CNBC reported that, as of July 1, 2019, the current U.S. economic expansion will become the longest in its history, breaking the previous record of 120 months of growth from March 1991 to March 2001, according to data from the National Bureau of Economic Research.

Investors continue to embrace exchange-traded funds (ETFs) and related exchange-traded products (ETPs). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $5.64 trillion at the end of June 2019, up from $4.99 trillion at this point a year ago, according to its own release. In June 2019, net inflows to ETFs/ETPs listed globally totaled $68.95 billion, bringing year-to-date net inflows to $209.54 billion.

U.S. STOCKS AND BONDS

In the first half of 2019, three of the major U.S. stock indices posted double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 18.54%, 17.97%, and 13.69%, respectively, according to Bloomberg. The S&P 500(R) Index posted its best showing for the first half of a year since 1997, according to CNBC. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Consumer Discretionary, Industrials and Real Estate, up 27.13%, 21.84%, 21.38% and 20.42%, respectively, while the two sectors with the poorest showing, despite generating positive returns, were Health Care, up 8.07%, and Energy, up 13.13%.

At the end of March 2019, both President Trump and White House economic advisor Larry Kudlow called on the Federal Reserve (the "Fed") to lower the federal funds target rate by 50 basis points ("bps"), according to CNBC. While the Fed has yet to make any rate cuts, bond investors, through their purchasing power, pushed the yield on the 10-year Treasury Note (T-Note) down from 2.50% at the close on April 30, 2019 to 2.01% on June 28, 2019, or 49 bps, according to Bloomberg. Investors have signaled to the Fed that they like the idea of a couple of rate cuts over the coming months. The Fed has indicated that it would consider easing rates if the U.S. economy were to weaken.

In the U.S. bond market, all the major bond groups posted positive returns in the first half of 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 9.94%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 3.99%.

FOREIGN STOCKS AND BONDS

The U.S. dollar fell by 0.04% against a basket of major currencies in the first half of 2019, as measured by the U.S. Dollar Index. With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities. In the first half of 2019, foreign stocks and bonds performed well.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 8.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 5.57% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 10.59% (USD), while the MSCI World ex USA Index posted a total return of 14.64%
(USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to measure the performance of micro-cap stocks issued by U.S. companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

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PERFORMANCE
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                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (9/27/05)      Ended      Ended       (9/27/05)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    11.67%      -9.83%     8.37%      13.33%       7.11%       49.46%     249.43%       157.26%
Market Value                           11.69%     -10.03%     8.34%      13.30%       7.10%       49.28%     248.44%       156.89%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)    12.06%      -9.28%     8.99%      14.03%       7.81%       53.82%     271.85%       181.41%
Russell 2000(R) Index                  16.98%      -3.31%     7.06%      13.45%       7.96%       40.67%     253.13%       186.65%
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(See Notes to Fund Performance Overview on page 20.)

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                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    39.71%
Consumer Discretionary                        15.97
Industrials                                   13.24
Information Technology                         8.34
Real Estate                                    6.02
Energy                                         5.35
Materials                                      3.39
Consumer Staples                               3.17
Health Care                                    2.95
Communication Services                         1.25
Utilities                                      0.61
                                             -------
   Total                                     100.00%
                                             =======

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                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
CVR Energy, Inc.                               1.80%
Enphase Energy, Inc.                           1.78
PennyMac Financial Services, Inc.              1.67
Veritex Holdings, Inc.                         1.46
K12, Inc.                                      1.40
TPG RE Finance Trust, Inc.                     1.32
World Acceptance Corp.                         1.28
Arbor Realty Trust, Inc.                       1.25
Boot Barn Holdings, Inc.                       1.25
NexPoint Residential Trust, Inc.               1.09
                                             -------
   Total                                      14.30%
                                             =======

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Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/08              $10,000                   $10,000                 $10,000
06/09                9,791                     9,820                  10,264
12/09               12,085                    12,189                  12,717
06/10               11,748                    11,877                  12,469
12/10               15,198                    15,410                  16,132
06/11               15,709                    15,985                  17,134
12/11               13,879                    14,153                  15,460
06/12               14,773                    15,114                  16,779
12/12               16,082                    16,515                  17,987
06/13               18,694                    19,255                  20,840
12/13               23,048                    23,822                  24,970
06/14               22,894                    23,736                  25,767
12/14               23,757                    24,695                  26,192
06/15               24,992                    26,053                  27,436
12/15               23,890                    24,993                  25,035
06/16               24,487                    25,688                  25,591
12/16               32,360                    34,037                  30,371
06/17               32,561                    34,326                  31,887
12/17               35,094                    37,113                  34,821
06/18               37,947                    40,245                  37,488
12/18               30,637                    32,584                  30,983
06/19               34,211                    36,514                  36,244

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              93             1              0            0
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0
01/01/18 - 12/31/18             164             4              0            1
01/01/19 - 06/30/19              42             0              0            0

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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0
01/01/18 - 12/31/18              81             1              0            0
01/01/19 - 06/30/19              82             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments from the securities comprising the Morningstar(R) US Market Index(SM). The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

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PERFORMANCE
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                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (3/9/06)      Ended      Ended       (3/9/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    14.28%     11.26%      8.87%      13.76%       7.21%       52.93%     262.89%       152.61%
Market Value                           14.32%     10.91%      8.86%      13.76%       7.21%       52.86%     262.86%       152.53%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                           14.63%     11.78%      9.40%      14.33%       7.74%       56.68%     281.73%       169.75%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%       8.76%       66.33%     294.16%       205.85%
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(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                        22.53%
Communication Services                        17.61
Financials                                    12.09
Consumer Staples                              10.81
Information Technology                         8.61
Utilities                                      7.88
Consumer Discretionary                         7.84
Health Care                                    6.57
Industrials                                    3.51
Materials                                      2.55
                                             -------
   Total                                     100.00%
                                             =======

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                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                    10.17%
Exxon Mobil Corp.                             10.05
Verizon Communications, Inc.                   7.10
Chevron Corp.                                  6.71
Wells Fargo & Co.                              5.56
Philip Morris International, Inc.              5.16
International Business Machines Corp.          4.22
AbbVie, Inc.                                   4.18
Altria Group, Inc.                             3.94
Broadcom, Inc.                                 3.09
                                             -------
   Total                                      60.18%
                                             =======

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Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend           S&P 500(R)
                  Index Fund             Leaders Index(SM)        Index
12/08               $10,000                   $10,000            $10,000
06/09                 9,445                     9,470             10,315
12/09                11,425                    11,480             12,644
06/10                10,907                    10,984             11,803
12/10                13,257                    13,393             14,550
06/11                14,294                    14,479             15,424
12/11                15,172                    15,406             14,855
06/12                16,427                    16,737             16,265
12/12                16,558                    16,909             17,233
06/13                18,869                    19,322             19,615
12/13                20,320                    20,860             22,814
06/14                22,411                    23,073             24,443
12/14                22,953                    23,687             25,939
06/15                22,258                    23,019             26,258
12/15                23,580                    24,439             26,297
06/16                27,051                    28,120             27,307
12/16                28,466                    29,653             29,445
06/17                29,297                    30,602             32,198
12/17                31,863                    33,365             35,878
06/18                30,805                    32,341             36,832
12/18                29,992                    31,538             34,298
06/19                34,274                    36,152             40,664

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             190             0              0            0
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0
01/01/18 - 12/31/18             140             1              0            0
01/01/19 - 06/30/19              94             1              0            0

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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              62             0              0            0
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0
01/01/18 - 12/31/18             108             2              0            0
01/01/19 - 06/30/19              29             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings ("IPOs") (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (4/12/06)      Ended      Ended       (4/12/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    25.81%      9.73%     10.91%      18.29%       11.75%      67.81%     436.61%       333.98%
Market Value                           25.89%      9.67%     10.91%      18.39%       11.75%      67.81%     440.82%       334.10%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                 26.14%     10.31%     11.49%      18.98%       12.40%      72.28%     468.41%       368.83%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%        8.71%      66.33%     294.16%       201.67%
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%        8.63%      62.46%     293.01%       198.66%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        32.91%
Health Care                                   19.05
Communication Services                        13.74
Consumer Staples                               9.96
Consumer Discretionary                         7.58
Industrials                                    5.96
Utilities                                      3.53
Real Estate                                    3.01
Financials                                     1.86
Materials                                      1.23
Energy                                         1.17
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PayPal Holdings, Inc.                          8.96%
Thermo Fisher Scientific, Inc.                 4.31
Stryker Corp.                                  4.10
Verizon Communications, Inc.                   3.94
Worldpay, Inc., Class A                        2.79
Sempra Energy                                  2.51
Takeda Pharmaceutical Co., Ltd., ADR           2.42
Hershey (The) Co.                              2.33
Tyson Foods, Inc., Class A                     2.22
Keurig Dr Pepper, Inc.                         2.17
                                             -------
   Total                                      35.75%
                                             =======

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2008 - JUNE 30, 2019

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/08            $10,000               $10,000           $10,000              $10,000
06/09             11,336                11,385            10,316               10,420
12/09             14,493                14,597            12,645               12,834
06/10             13,634                13,775            11,803               12,058
12/10             17,142                17,383            14,550               15,007
06/11             18,839                19,170            15,426               15,960
12/11             17,673                18,041            14,857               15,160
06/12             20,066                20,545            16,267               16,573
12/12             22,978                23,592            17,235               17,649
06/13             26,836                27,622            19,617               20,130
12/13             34,004                35,124            22,817               23,570
06/14             36,252                37,565            24,446               25,206
12/14             38,054                39,548            25,942               26,529
06/15             41,342                43,092            26,261               27,044
12/15             38,886                40,653            26,300               26,657
06/16             38,633                40,482            27,309               27,622
12/16             41,492                43,595            29,451               30,056
06/17             45,927                48,373            32,202               32,740
12/17             52,678                55,629            35,879               36,407
06/18             55,433                58,661            36,830               37,579
12/18             48,349                51,299            34,307               34,498
06/19             60,828                64,711            40,663               40,950

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0
01/01/18 - 12/31/18             157             3              1            0
01/01/19 - 06/30/19             102             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              94             0              0            0
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0
01/01/18 - 12/31/18              87             3              0            0
01/01/19 - 06/30/19              22             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (6/19/06)      Ended      Ended       (6/19/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    13.32%      0.54%     11.37%      20.87%       16.28%      71.32%     565.55%       613.58%
Market Value                           13.30%      0.53%     11.36%      20.87%       16.28%      71.29%     565.82%       613.53%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)      13.62%      1.08%     11.88%      21.49%       16.90%      75.26%     600.34%       664.82%
S&P Composite 1500(R) Health Care
   Index                                8.40%     12.00%     11.03%      15.99%       11.44%      68.77%     340.72%       310.10%
NASDAQ(R) Biotechnology Index          12.95%     -0.20%      5.44%      16.80%       13.05%      30.32%     372.54%       394.20%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%        9.13%      66.33%     294.16%       212.26%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 78.35%
Life Sciences Tools & Services                18.02
Pharmaceuticals                                3.63
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Sarepta Therapeutics, Inc.                     4.21%
Exact Sciences Corp.                           4.14
IQVIA Holdings, Inc.                           3.91
Illumina, Inc.                                 3.73
Incyte Corp.                                   3.72
ACADIA Pharmaceuticals, Inc.                   3.67
Grifols S.A., ADR                              3.66
Nektar Therapeutics                            3.63
Bio-Techne Corp.                               3.56
Vertex Pharmaceuticals, Inc.                   3.53
                                             -------
   Total                                      37.76%
                                             =======

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2008 - JUNE 30, 2019

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/08            $10,000                 $10,000              $10,000            $10,000             $10,000
06/09             10,756                  10,773               10,285             10,316              10,094
12/09             14,487                  14,559               11,584             12,646              12,075
06/10             15,679                  15,810               10,995             11,805              11,198
12/10             19,831                  20,053               13,351             14,552              12,703
06/11             22,252                  22,572               15,266             15,428              14,506
12/11             16,587                  16,866               14,964             14,859              14,213
06/12             22,256                  22,703               18,678             16,269              15,846
12/12             23,373                  23,906               19,796             17,237              16,822
06/13             29,504                  30,243               25,117             19,619              20,289
12/13             35,083                  36,050               32,856             22,819              23,919
06/14             41,784                  42,982               37,295             24,448              26,359
12/14             51,795                  53,323               44,160             25,944              29,849
06/15             63,024                  64,990               53,784             26,263              32,894
12/15             57,472                  59,394               49,357             26,302              32,062
06/16             45,506                  47,171               37,635             27,312              32,248
12/16             46,207                  48,020               38,821             29,448              31,403
06/17             57,934                  60,356               45,553             32,198              36,575
12/17             63,299                  66,120               47,220             35,875              38,459
06/18             71,199                  74,524               48,703             36,826              39,720
12/18             63,174                  66,400               43,029             34,304              41,038
06/19             71,595                  75,444               48,596             40,663              44,484

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             183             0              0            0
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0
01/01/18 - 12/31/18             156             1              2            1
01/01/19 - 06/30/19              67             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              69             0              0            0
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0
01/01/18 - 12/31/18              88             3              0            0
01/01/19 - 06/30/19              56             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (6/19/06)      Ended      Ended       (6/19/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    23.18%      4.39%     19.26%      22.64%       16.38%      141.29%    669.77%       621.56%
Market Value                           23.11%      4.21%     19.26%      22.63%       16.37%      141.21%    669.09%       621.30%

INDEX PERFORMANCE
Dow Jones Internet Composite
   Index(SM)                           23.68%      5.09%     19.90%      23.32%       17.01%      147.76%    713.31%       674.60%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%        9.13%       66.33%    294.16%       212.26%
S&P Composite 1500(R) Information
   Technology Index                    27.00%     14.03%     18.13%      18.40%       13.40%      130.08%    441.24%       414.51%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        40.26%
Communication Services                        31.92
Consumer Discretionary                        20.08
Financials                                     5.09
Health Care                                    2.65
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                              10.00%
Facebook, Inc., Class A                        8.45
Netflix, Inc.                                  5.77
PayPal Holdings, Inc.                          5.16
salesforce.com, Inc.                           4.88
Alphabet, Inc., Class C                        4.64
Alphabet, Inc., Class A                        4.54
eBay, Inc.                                     3.29
Twitter, Inc.                                  2.83
VeriSign, Inc.                                 2.79
                                             -------
   Total                                      52.35%
                                             =======

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust                Dow Jones                               S&P Composite 1500(R)
             Dow Jones Internet        Internet Composite        S&P 500(R)        Information Technology
                 Index Fund                Index(SM)               Index                   Index
12/08            $ 10,000                  $ 10,000               $10,000                 $10,000
06/09              13,348                    13,387                10,316                  12,460
12/09              17,924                    18,027                12,646                  16,103
06/10              17,060                    17,179                11,805                  14,489
12/10              24,490                    24,742                14,552                  18,055
06/11              25,898                    26,229                15,428                  18,499
12/11              23,083                    23,476                14,859                  18,257
06/12              25,264                    25,773                16,269                  20,579
12/12              27,897                    28,555                17,237                  20,949
06/13              32,439                    33,296                19,619                  22,359
12/13              42,794                    44,077                22,819                  27,023
06/14              42,589                    43,943                24,448                  29,306
12/14              43,833                    45,309                25,944                  32,143
06/15              48,037                    49,791                26,263                  32,561
12/15              53,374                    55,459                26,302                  33,942
06/16              51,570                    53,718                27,312                  33,962
12/16              57,062                    59,589                29,448                  38,961
06/17              67,744                    70,935                32,198                  45,436
12/17              78,529                    82,441                35,875                  53,487
06/18              98,436                   103,595                36,826                  59,125
12/18              83,411                    88,037                34,304                  53,101
06/19             102,746                   108,880                40,663                  67,439

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             148             0              0            0
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0
01/01/18 - 12/31/18             116             4              2            0
01/01/19 - 06/30/19              56             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             104             0              0            0
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0
01/01/18 - 12/31/18             125             4              0            0
01/01/19 - 06/30/19              68             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (7/6/06)      Ended      Ended       (7/6/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    17.57%     11.83%     11.47%      14.79%       9.96%       72.13%     297.12%       243.11%
Market Value                           17.51%     11.77%     11.44%      14.76%       9.96%       71.85%     296.32%       243.05%

INDEX PERFORMANCE
The Capital Strength Index(SM)*        18.00%     12.55%     12.20%       N/A          N/A        77.83%       N/A           N/A
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%       8.93%       66.33%     294.16%       203.63%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        21.88%
Health Care                                   19.02
Industrials                                   18.63
Financials                                    12.06
Consumer Discretionary                         9.84
Consumer Staples                               8.28
Communication Services                         4.03
Materials                                      2.25
Real Estate                                    2.08
Energy                                         1.93
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Zoetis, Inc.                                   2.25%
Merck & Co., Inc.                              2.25
Air Products and Chemicals, Inc.               2.25
FleetCor Technologies, Inc.                    2.19
Starbucks Corp.                                2.17
Baxter International, Inc.                     2.17
UnitedHealth Group, Inc.                       2.16
Pfizer, Inc.                                   2.16
Mastercard, Inc., Class A                      2.16
Visa, Inc., Class A                            2.13
                                             -------
   Total                                      21.89%
                                             =======

-----------------------------
NASDAQ(R) and the Capital Strength Index(SM) are trademarks (the "Marks") of Nasdaq, Inc. (collectively with its affiliates, "NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/08             $10,000               $10,000
06/09              11,273                10,316
12/09              13,944                12,646
06/10              12,893                11,805
12/10              15,901                14,552
06/11              17,152                15,428
12/11              15,433                14,859
06/12              16,271                16,269
12/12              18,126                17,237
06/13              21,144                19,619
12/13              24,633                22,819
06/14              26,008                24,448
12/14              28,442                25,944
06/15              28,394                26,263
12/15              28,911                26,302
06/16              30,455                27,312
12/16              31,390                29,448
06/17              35,279                32,198
12/17              39,703                35,875
06/18              40,033                36,826
12/18              38,075                34,303
06/19              44,765                40,663

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             108             9              0            0
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0
01/01/18 - 12/31/18             161             3              0            1
01/01/19 - 06/30/19             111             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             131             4              0            0
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0
01/01/18 - 12/31/18              84             1              1            0
01/01/19 - 06/30/19              13             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index seeks to measure the performance of the securities ranked #1 or #2 according to the Value Line Publishing, LLC's proprietary Value Line(R) Safety(TM) Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (8/19/03)      Ended      Ended       (8/19/03)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    17.08%     13.94%     10.53%      14.46%       9.95%       64.99%     286.00%       350.67%
Market Value                           17.11%     13.90%     10.52%      14.45%       9.96%       64.90%     285.75%       350.80%

INDEX PERFORMANCE
Value Line(R) Dividend Index*          17.59%     14.82%     11.40%      15.38%        N/A        71.59%     318.24%         N/A
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%       9.24%       66.33%     294.16%       306.50%
Dow Jones U.S. Select Dividend
   Index(SM)*                          13.64%      5.80%      9.22%      15.23%        N/A        55.44%     312.85%         N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2019) were 178.63% and 180.04% at NAV and Market Value, respectively. That compares to an Index return of 210.40% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2019) were 8.51% and 8.56% at NAV and Market Value, respectively. That compares to an Index return of 9.39% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVD Fund.

* Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     21.52%
Financials                                    20.50
Industrials                                   14.15
Consumer Staples                              11.75
Health Care                                    6.17
Consumer Discretionary                         5.76
Information Technology                         5.66
Real Estate                                    4.57
Communication Services                         4.16
Materials                                      3.15
Energy                                         2.61
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Washington Federal, Inc.                       0.55%
Walgreens Boots Alliance, Inc.                 0.55
Bank of Hawaii Corp.                           0.55
Northwest Bancshares, Inc.                     0.54
Park National Corp.                            0.54
Phillips 66                                    0.54
MGE Energy, Inc.                               0.54
Capitol Federal Financial, Inc.                0.54
Hubbell, Inc.                                  0.54
United Parcel Service, Inc., Class B           0.54
                                             -------
   Total                                       5.43%
                                             =======

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust
               Value Line(R)           Value Line(R)           S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index            Index            Dividend Index(SM)
12/08             $10,000                 $10,000               $10,000                 $10,000
06/09               9,880                   9,910                10,315                   8,746
12/09              11,959                  12,052                12,644                  11,113
06/10              11,615                  11,746                11,803                  10,970
12/10              13,883                  14,100                14,550                  13,149
06/11              15,012                  15,308                15,426                  14,252
12/11              15,137                  15,493                14,857                  14,782
06/12              16,096                  16,554                16,267                  15,749
12/12              16,829                  17,365                17,235                  16,385
06/13              19,167                  19,864                19,617                  18,655
12/13              21,301                  22,156                22,817                  21,147
06/14              23,117                  24,154                24,446                  23,233
12/14              24,698                  25,905                25,942                  24,395
06/15              24,184                  25,465                26,261                  23,524
12/15              25,006                  26,448                26,300                  23,997
06/16              28,527                  30,304                27,310                  27,729
12/16              29,993                  31,983                29,446                  29,274
06/17              31,625                  33,854                32,196                  31,057
12/17              33,738                  36,244                35,873                  33,793
06/18              33,475                  36,103                36,824                  34,138
12/18              32,578                  35,251                34,302                  31,782
06/19              38,135                  41,452                40,663                  36,135

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             223             0              0            0
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0
01/01/18 - 12/31/18             143             1              0            0
01/01/19 - 06/30/19             118             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              29             0              0            0
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0
01/01/18 - 12/31/18             106             1              0            0
01/01/19 - 06/30/19               6             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the 100 highest ranked securities according to Value Line Publishing, LLC's proprietary Value Line(R) Timeliness(TM) Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (6/12/03)      Ended      Ended       (6/12/03)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    18.91%     -1.91%      2.44%      10.22%       5.35%       12.82%     164.67%       130.99%
Market Value                           18.88%     -2.04%      2.42%      10.21%       5.34%       12.72%     164.32%       130.69%

INDEX PERFORMANCE
Value Line(R) 100 Index*               19.39%     -1.12%      3.39%      11.25%        N/A        18.13%     190.49%         N/A
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%       9.38%       62.46%     293.01%       321.79%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2019) were 40.21% and 40.03% at NAV and Market Value, respectively. That compares to an Index return of 57.23% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2019) were 2.85% and 2.84% at NAV and Market Value, respectively. That compares to an Index return of 3.80% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVL Fund.

* Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        22.63%
Energy                                        12.27
Health Care                                    9.68
Utilities                                      8.06
Consumer Staples                               7.95
Financials                                     7.83
Consumer Discretionary                         7.62
Materials                                      7.52
Industrials                                    6.56
Real Estate                                    4.96
Communication Services                         4.92
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Erie Indemnity Co., Class A                    1.75%
Cadence Design Systems, Inc.                   1.40
Motorola Solutions, Inc.                       1.32
Air Products and Chemicals, Inc.               1.31
CAE, Inc.                                      1.26
VeriSign, Inc.                                 1.25
Fair Isaac Corp.                               1.25
IQVIA Holdings, Inc.                           1.23
Waste Connections, Inc.                        1.21
STERIS PLC                                     1.21
                                             -------
   Total                                      13.19%
                                             =======

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust Value Line(R) 100            Value Line(R)            Russell 3000(R)
                Exchange-Traded Fund                   100 Index                   Index
12/08                  $10,000                          $10,000                   $10,000
06/09                    9,611                            9,655                    10,420
12/09                   11,274                           11,383                    12,835
06/10                   11,177                           11,343                    12,059
12/10                   14,601                           14,882                    15,008
06/11                   15,429                           15,840                    15,962
12/11                   13,445                           13,833                    15,162
06/12                   13,820                           14,276                    16,574
12/12                   14,591                           15,131                    17,650
06/13                   16,765                           17,476                    20,131
12/13                   20,346                           21,324                    23,572
06/14                   22,547                           23,740                    25,208
12/14                   22,653                           23,956                    26,532
06/15                   23,253                           24,703                    27,047
12/15                   21,944                           23,401                    26,659
06/16                   22,699                           24,311                    27,624
12/16                   24,168                           26,040                    30,052
06/17                   23,941                           25,967                    32,736
12/17                   26,369                           28,701                    36,402
06/18                   25,947                           28,357                    37,574
12/18                   21,404                           23,485                    34,493
06/19                   25,437                           28,047                    40,950

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             165             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0
01/01/18 - 12/31/18             182             4              0            1
01/01/19 - 06/30/19              59             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              87             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0
01/01/18 - 12/31/18              63             1              0            0
01/01/19 - 06/30/19              65             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2019 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2019      JUNE 30, 2019       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,116.70            0.60%              $3.15
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,142.80            0.45%              $2.39
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56            0.45%              $2.26

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $1,258.10            0.58%              $3.25
Hypothetical (5% return before expenses)             $1,000.00           $1,021.92            0.58%              $2.91

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,133.20            0.54%              $2.86
Hypothetical (5% return before expenses)             $1,000.00           $1,022.12            0.54%              $2.71

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $1,231.80            0.52%              $2.88
Hypothetical (5% return before expenses)             $1,000.00           $1,022.22            0.52%              $2.61

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,175.70            0.58%              $3.13
Hypothetical (5% return before expenses)             $1,000.00           $1,021.92            0.58%              $2.91

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2019      JUNE 30, 2019       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,170.80            0.70%              $3.77
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32            0.70%              $3.51

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
Actual                                               $1,000.00           $1,189.10            0.70%              $3.80
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32            0.70%              $3.51


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2019 through June 30, 2019), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.7%
      18,946 Ducommun, Inc. (a)                $      853,896
       9,119 National Presto Industries,
                Inc. (b)                              850,712
      20,684 Vectrus, Inc. (a)                        838,943
                                               --------------
                                                    2,543,551
                                               --------------
             AUTO COMPONENTS -- 0.2%
      27,046 Shiloh Industries, Inc. (a)              131,714
      41,838 Superior Industries International,
                Inc.                                  144,760
                                               --------------
                                                      276,474
                                               --------------
             BANKS -- 22.6%
      11,561 1st Constitution Bancorp                 213,532
      20,480 Allegiance Bancshares, Inc. (a)          682,803
      26,226 Arrow Financial Corp.                    910,829
      43,645 Atlantic Capital Bancshares,
                Inc. (a)                              747,202
      24,446 BankFinancial Corp.                      342,000
      28,108 Bar Harbor Bankshares                    747,392
      29,598 Byline Bancorp, Inc. (a)                 565,914
       5,843 C&F Financial Corp.                      319,086
       6,669 Cambridge Bancorp (b)                    543,523
      23,136 Capital City Bank Group, Inc.            574,930
       9,051 CB Financial Services, Inc. (b)          214,961
      26,027 Civista Bancshares, Inc.                 584,306
      25,938 CNB Financial Corp.                      732,489
      25,937 Equity Bancshares, Inc.,
                Class A (a)                           691,480
      28,942 Financial Institutions, Inc.             843,659
      22,387 First Bancshares, (The), Inc.            679,222
      27,895 First Bank                               327,487
      25,107 First Community Bankshares, Inc.         847,612
      12,907 First Community Corp.                    238,909
      19,583 First Financial Corp.                    786,453
      14,277 First Financial Northwest, Inc.          202,020
      17,341 First Internet Bancorp                   373,525
      19,326 First Mid Bancshares, Inc.               674,864
      41,030 First of Long Island (The) Corp.         823,882
      12,836 First United Corp.                       252,998
      22,403 Franklin Financial Network, Inc.         624,148
      70,635 Heritage Commerce Corp.                  865,279
      29,767 HomeTrust Bancshares, Inc.               748,342
      42,503 Independent Bank Corp.                   926,140
      29,737 Mercantile Bank Corp.                    968,831
      11,601 Metropolitan Bank Holding
                Corp. (a)                             510,444
      37,035 Midland States Bancorp, Inc.             989,575
      19,729 MidWestOne Financial Group, Inc.         551,623
      13,272 Nicolet Bankshares, Inc. (a)             823,660
      12,403 Northrim BanCorp, Inc.                   442,291
       6,980 Ohio Valley Banc Corp.                   269,219
      26,843 Old Line Bancshares, Inc.                714,292
      47,638 Old Second Bancorp, Inc.                 608,337
      39,118 Opus Bank                                825,781
       9,459 Origin Bancorp, Inc.                     312,147
      15,002 Parke Bancorp, Inc.                      359,298
      29,225 Peapack-Gladstone Financial Corp.        821,807
      29,959 People's Utah Bancorp                    880,795


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      24,253 QCR Holdings, Inc.                $      845,702
      19,628 RBB Bancorp                              379,606
      17,793 Reliant Bancorp, Inc.                    420,449
      18,649 Republic Bancorp, Inc., Class A          927,788
      10,809 SB One Bancorp                           241,581
      25,534 Sierra Bancorp                           692,482
      17,937 SmartFinancial, Inc. (a)                 389,054
      12,504 Southern First Bancshares,
                Inc. (a)                              489,657
      35,372 Southern National Bancorp of
                Virginia, Inc.                        541,545
      82,536 Veritex Holdings, Inc.                 2,141,809
                                               --------------
                                                   33,232,760
                                               --------------
             BUILDING PRODUCTS -- 1.5%
      62,710 Griffon Corp.                          1,061,053
      59,974 Quanex Building Products Corp.         1,132,909
                                               --------------
                                                    2,193,962
                                               --------------
             CAPITAL MARKETS -- 1.6%
       5,885 Diamond Hill Investment Group,
                Inc.                                  834,022
      32,732 GAIN Capital Holdings, Inc. (b)          135,183
      16,849 Oppenheimer Holdings, Inc.,
                Class A                               458,630
      26,769 Victory Capital Holdings, Inc.,
                Class A (a)                           459,891
      14,619 Westwood Holdings Group, Inc.            514,589
                                               --------------
                                                    2,402,315
                                               --------------
             CHEMICALS -- 2.0%
      47,353 American Vanguard Corp.                  729,710
      46,731 FutureFuel Corp.                         546,285
      39,876 Kronos Worldwide, Inc.                   610,900
      81,203 OMNOVA Solutions, Inc. (a)               505,895
      37,549 Trecora Resources (a)                    359,344
      49,129 Valhi, Inc.                              145,913
                                               --------------
                                                    2,898,047
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
      47,361 Ennis, Inc.                              971,848
      66,038 Kimball International, Inc.,
                Class B                             1,151,042
      54,329 Quad/Graphics, Inc.                      429,743
      15,599 VSE Corp.                                447,535
                                               --------------
                                                    3,000,168
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.2%
      53,127 Casa Systems, Inc. (a)                   341,607
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 2.6%
      33,434 Ameresco, Inc., Class A (a)              492,483
      30,076 MYR Group, Inc. (a)                    1,123,338
      17,064 NV5 Global, Inc. (a)                   1,389,010
      52,639 Orion Group Holdings, Inc. (a)           141,072
      45,440 Sterling Construction Co.,
                Inc. (a)                              609,805
                                               --------------
                                                    3,755,708
                                               --------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSUMER FINANCE -- 2.5%
      24,387 Curo Group Holdings Corp. (a)     $      269,476
      33,002 Elevate Credit, Inc. (a)                 135,968
      95,017 EZCORP, Inc., Class A (a)                899,811
      17,524 Regional Management Corp. (a)            462,108
      11,462 World Acceptance Corp. (a)             1,881,029
                                               --------------
                                                    3,648,392
                                               --------------
             CONTAINERS & PACKAGING -- 0.8%
      64,211 Myers Industries, Inc.                 1,237,346
                                               --------------
             DISTRIBUTORS -- 0.7%
      30,848 Funko, Inc., Class A (a) (b)             747,139
      11,224 Weyco Group, Inc.                        299,793
                                               --------------
                                                    1,046,932
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.1%
      29,994 Carriage Services, Inc.                  570,186
      14,411 Collectors Universe, Inc.                307,531
      67,697 K12, Inc. (a)                          2,058,666
      54,714 Zovio, Inc. (a)                          195,876
                                               --------------
                                                    3,132,259
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.3%
      16,994 Marlin Business Services Corp.           423,660
                                               --------------
             ELECTRIC UTILITIES -- 0.2%
      34,191 Genie Energy Ltd., Class B               364,134
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
       4,946 Preformed Line Products Co.              274,602
      33,603 TPI Composites, Inc. (a)                 830,666
                                               --------------
                                                    1,105,268
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.2%
      48,521 Control4 Corp. (a)                     1,152,374
      46,026 Kimball Electronics, Inc. (a)            747,462
      20,741 Napco Security Technologies,
                Inc. (a)                              615,593
      20,523 PC Connection, Inc.                      717,894
      15,758 PCM, Inc. (a)                            552,160
      22,612 Vishay Precision Group, Inc. (a)         918,726
                                               --------------
                                                    4,704,209
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.4%
      59,674 FTS International, Inc. (a)              332,981
      22,752 Mammoth Energy Services, Inc.            156,534
      58,273 Profire Energy, Inc. (a)                  87,992
                                               --------------
                                                      577,507
                                               --------------
             ENTERTAINMENT -- 0.3%
      29,672 Reading International, Inc.,
                Class A (a)                           385,143
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.4%
      16,698 BRT Apartments Corp.                     235,943
      71,769 City Office REIT, Inc.                   860,510


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
      21,568 CorEnergy Infrastructure Trust,
                Inc.                           $      855,387
     148,858 New Senior Investment Group, Inc.      1,000,326
      38,529 NexPoint Residential Trust, Inc.       1,595,100
      26,733 One Liberty Properties, Inc.             774,188
      21,055 Saul Centers, Inc.                     1,181,817
                                               --------------
                                                    6,503,271
                                               --------------
             FOOD & STAPLES RETAILING -- 0.8%
      25,670 Ingles Markets, Inc., Class A            799,107
      14,570 Village Super Market, Inc.,
                Class A                               386,251
                                               --------------
                                                    1,185,358
                                               --------------
             FOOD PRODUCTS -- 1.6%
      52,842 Landec Corp. (a)                         495,130
      26,711 Limoneira Co.                            532,617
      34,260 Tootsie Roll Industries, Inc.          1,265,222
                                               --------------
                                                    2,292,969
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 0.2%
      11,511 FONAR Corp. (a)                          247,602
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.9%
      21,991 AAC Holdings, Inc. (a) (b)                18,912
      18,380 Addus HomeCare Corp. (a)               1,377,581
      16,413 CorVel Corp. (a)                       1,428,095
                                               --------------
                                                    2,824,588
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.6%
     114,957 BBX Capital Corp.                        564,439
      30,483 Chuy's Holdings, Inc. (a)                698,670
      61,879 Del Taco Restaurants, Inc. (a)           793,289
      48,928 Lindblad Expeditions Holdings,
                Inc. (a)                              878,258
      21,494 Monarch Casino & Resort, Inc. (a)        918,653
      16,319 RCI Hospitality Holdings, Inc.           285,746
      23,478 Red Robin Gourmet Burgers,
                Inc. (a)                              717,722
      20,704 Speedway Motorsports, Inc.               384,059
      46,592 Town Sports International
                Holdings, Inc. (a)                    101,105
                                               --------------
                                                    5,341,941
                                               --------------
             HOUSEHOLD DURABLES -- 2.0%
      17,906 Bassett Furniture Industries, Inc.       273,066
      44,759 Ethan Allen Interiors, Inc.              942,624
      13,293 Flexsteel Industries, Inc.               226,779
      44,044 Green Brick Partners, Inc. (a)           366,006
       9,600 Hamilton Beach Brands Holding
                Co., Class A                          182,880
      21,339 Hooker Furniture Corp.                   440,010
      13,246 Turtle Beach Corp. (a) (b)               153,124
      52,632 ZAGG, Inc. (a)                           366,319
                                               --------------
                                                    2,950,808
                                               --------------


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 0.8%
      18,361 FedNat Holding Co.                $      262,011
      19,179 Health Insurance Innovations,
                Inc., Class A (a) (b)                 497,120
       2,428 Investors Title Co.                      405,476
                                               --------------
                                                    1,164,607
                                               --------------
             IT SERVICES -- 1.2%
      48,465 Hackett Group (The), Inc.                813,728
      93,735 Unisys Corp. (a)                         911,104
                                               --------------
                                                    1,724,832
                                               --------------
             LEISURE PRODUCTS -- 1.1%
      10,562 Johnson Outdoors, Inc., Class A          787,608
      33,904 MasterCraft Boat Holdings,
                Inc. (a)                              664,180
      53,725 Nautilus, Inc. (a)                       118,732
                                               --------------
                                                    1,570,520
                                               --------------
             MACHINERY -- 1.6%
      26,347 Blue Bird Corp. (a)                      518,772
      11,503 Hurco Cos., Inc.                         409,047
      15,553 Park-Ohio Holdings Corp.                 506,872
      56,329 Spartan Motors, Inc.                     617,366
      18,027 Twin Disc, Inc. (a)                      272,208
                                               --------------
                                                    2,324,265
                                               --------------
             MEDIA -- 1.0%
      44,234 Emerald Expositions Events, Inc.         493,209
      95,112 Lee Enterprises, Inc. (a)                213,051
     112,960 National CineMedia, Inc.                 741,018
                                               --------------
                                                    1,447,278
                                               --------------
             METALS & MINING -- 0.6%
     113,008 Gold Resource Corp.                      381,967
      16,539 Olympic Steel, Inc.                      225,758
      15,097 Synalloy Corp.                           235,815
                                               --------------
                                                      843,540
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 5.3%
     151,617 Arbor Realty Trust, Inc. (b)           1,837,598
      48,091 Ares Commercial Real Estate Corp.        714,632
      27,448 Cherry Hill Mortgage Investment
                Corp.                                 439,168
      44,522 Dynex Capital, Inc.                      745,743
      30,563 Great Ajax Corp.                         427,882
      53,860 Ready Capital Corp.                      802,514
     100,345 TPG RE Finance Trust, Inc.             1,935,655
      96,373 Western Asset Mortgage Capital
                Corp.                                 961,803
                                               --------------
                                                    7,864,995
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.0%
     304,866 Abraxas Petroleum Corp. (a)              314,012
      52,789 CVR Energy, Inc.                       2,638,922
     117,375 Overseas Shipholding Group, Inc.,
                Class A (a)                           220,665
      54,729 Par Pacific Holdings, Inc. (a)         1,123,039
      68,117 Renewable Energy Group, Inc. (a)       1,080,336


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
      10,224 REX American Resources Corp. (a)  $      745,329
      11,269 SilverBow Resources, Inc. (a)            156,076
     101,776 VAALCO Energy, Inc. (a)                  169,966
     168,078 W&T Offshore, Inc. (a)                   833,667
                                               --------------
                                                    7,282,012
                                               --------------
             PERSONAL PRODUCTS -- 0.3%
      23,629 Lifevantage Corp. (a)                    306,705
      13,008 Natural Health Trends Corp. (b)          104,714
                                               --------------
                                                      411,419
                                               --------------
             PHARMACEUTICALS -- 0.9%
      15,257 ANI Pharmaceuticals, Inc. (a)          1,254,125
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      15,745 BG Staffing, Inc.                        297,265
      14,560 CRA International, Inc.                  558,085
      54,502 Resources Connection, Inc.               872,577
      17,327 Willdan Group, Inc. (a)                  645,431
                                               --------------
                                                    2,373,358
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 1.6%
       9,104 Consolidated-Tomoka Land Co.             543,509
      38,886 Marcus & Millichap, Inc. (a)           1,199,633
      12,694 RMR Group (The), Inc., Class A           596,364
                                               --------------
                                                    2,339,506
                                               --------------
             ROAD & RAIL -- 0.6%
      22,334 Covenant Transportation Group,
                Inc., Class A (a)                     328,533
       3,986 P.A.M. Transportation Services,
                Inc. (a)                              247,132
      15,143 Universal Logistics Holdings, Inc.       340,263
                                               --------------
                                                      915,928
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.0%
      64,624 AXT, Inc. (a)                            255,911
     143,703 Enphase Energy, Inc. (a)               2,619,706
     121,436 Photronics, Inc. (a)                     995,775
      22,833 SMART Global Holdings, Inc. (a)          524,931
                                               --------------
                                                    4,396,323
                                               --------------
             SOFTWARE -- 0.4%
      49,875 American Software, Inc., Class A         655,856
                                               --------------
             SPECIALTY RETAIL -- 5.6%
      51,344 Boot Barn Holdings, Inc. (a)           1,829,900
      41,657 Cato (The) Corp., Class A                513,214
      20,639 Citi Trends, Inc.                        301,742
      27,443 Container Store Group, (The),
                Inc. (a)                              200,883
      34,067 Haverty Furniture Cos., Inc.             580,161
      33,290 Hibbett Sports, Inc. (a)                 605,878
      25,551 J. Jill, Inc. (b)                         50,846
      25,647 Kirkland's, Inc. (a)                      57,962
     100,197 Party City Holdco, Inc. (a)              734,444
      53,996 RTW RetailWinds, Inc. (a)                 91,793
      17,623 Shoe Carnival, Inc. (b)                  486,395


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SPECIALTY RETAIL (CONTINUED)
      43,293 Sonic Automotive, Inc., Class A $ 1,010,892 68,675 Sportsman's Warehouse Holdings,
                Inc. (a)                              259,592
      69,716 Tile Shop Holdings, Inc.                 278,864
      39,502 Tilly's, Inc., Class A                   301,400
      34,491 Zumiez, Inc. (a)                         900,215
                                               --------------
                                                    8,204,181
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.3%
      57,135 Immersion Corp. (a)                      434,797
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
      13,512 Lakeland Industries, Inc. (a)            151,335
      12,183 Rocky Brands, Inc.                       332,352
      37,879 Vera Bradley, Inc. (a)                   454,548
                                               --------------
                                                      938,235
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 6.5%
      55,494 Dime Community Bancshares, Inc.        1,053,831
      12,528 Entegra Financial Corp. (a)              377,343
      35,707 First Defiance Financial Corp.         1,020,149
       6,918 FS Bancorp, Inc.                         358,837
      12,693 Home Bancorp, Inc.                       488,427
      28,586 Merchants Bancorp                        486,820
     202,046 Ocwen Financial Corp. (a)                418,235
      69,387 Oritani Financial Corp.                1,230,925
     110,635 PennyMac Financial Services, Inc.      2,453,884
      88,353 United Community Financial Corp.         845,538
      50,667 Waterstone Financial, Inc.               864,379
                                               --------------
                                                    9,598,368
                                               --------------
             TOBACCO -- 0.5%
      15,607 Turning Point Brands, Inc.               764,431
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.8%
      26,431 Systemax, Inc.                           585,711
      12,274 Transcat, Inc. (a)                       314,092
       5,752 Willis Lease Finance Corp. (a)           335,456
                                               --------------
                                                    1,235,259
                                               --------------
             WATER UTILITIES -- 0.4%
      14,285 Artesian Resources Corp., Class A        530,973
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         146,890,787
             (Cost $158,948,454)               --------------

             MONEY MARKET FUNDS -- 0.2%
     351,607 Goldman Sachs Financial Square
                Treasury Obligations Fund
                2.25% (c) (d)                         351,607
             (Cost $351,607)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.8%
$  2,610,233 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value  of
                $2,610,772. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $2,663,620. (d)                $    2,610,233
             (Cost $2,610,233)                 --------------

             TOTAL INVESTMENTS -- 101.9%          149,852,627
             (Cost $161,910,294) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.9)%              (2,784,106)
                                               --------------
             NET ASSETS -- 100.0%              $  147,068,521
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,926,726 and the total value of the collateral held by the Fund is $2,961,840.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purpose. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,416,945 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,474,612. The net unrealized depreciation was $12,057,667.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   146,890,787     $            --     $            --
Money Market
   Funds                   351,607                  --                  --
Repurchase
   Agreements                   --           2,610,233                  --
                   -------------------------------------------------------
Total Investments  $   147,242,394     $     2,610,233     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,926,726
Non-cash Collateral(2)                             (2,926,726)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,610,233
Non-cash Collateral(4)                             (2,610,233)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AIR FREIGHT & LOGISTICS -- 2.0%
     315,575 United Parcel Service, Inc.,
                Class B                        $   32,589,430
                                               --------------
             AUTO COMPONENTS -- 0.3%
      38,494 Autoliv, Inc.                          2,714,212
     118,555 Goodyear Tire & Rubber (The) Co.       1,813,891
                                               --------------
                                                    4,528,103
                                               --------------
             AUTOMOBILES -- 3.4%
   2,821,881 Ford Motor Co.                        28,867,843
     662,193 General Motors Co.                    25,514,296
      82,116 Harley-Davidson, Inc.                  2,942,216
                                               --------------
                                                   57,324,355
                                               --------------
             BANKS -- 8.6%
      72,188 Comerica, Inc.                         5,243,736
     160,565 F.N.B. Corp.                           1,889,850
      45,538 First Financial Bancorp                1,102,931
     144,212 First Horizon National Corp.           2,153,085
      60,144 Hope Bancorp, Inc.                       828,784
     518,240 Huntington Bancshares, Inc.            7,162,077
     115,082 Investors Bancorp, Inc.                1,283,164
     477,806 KeyCorp                                8,481,057
      90,164 PacWest Bancorp                        3,501,068
       6,994 Park National Corp.                      695,134
     204,673 People's United Financial, Inc.        3,434,413
     474,470 Regions Financial Corp.                7,088,582
      68,941 Synovus Financial Corp.                2,412,935
     134,624 Umpqua Holdings Corp.                  2,233,412
      44,420 United Bankshares, Inc.                1,647,538
     165,554 Valley National Bancorp                1,784,672
   1,945,498 Wells Fargo & Co.                     92,060,965
                                               --------------
                                                  143,003,403
                                               --------------
             BIOTECHNOLOGY -- 4.2%
     952,591 AbbVie, Inc.                          69,272,418
                                               --------------
             CAPITAL MARKETS -- 0.4%
      51,473 Artisan Partners Asset
                Management, Inc., Class A           1,416,537
     285,151 Invesco Ltd.                           5,834,189
                                               --------------
                                                    7,250,726
                                               --------------
             CHEMICALS -- 1.2%
      56,574 Eastman Chemical Co.                   4,403,154
      13,099 Kronos Worldwide, Inc.                   200,677
     169,016 LyondellBasell Industries N.V.,
                Class A                            14,557,348
      70,889 Olin Corp.                             1,553,178
                                               --------------
                                                   20,714,357
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
      15,200 Greif, Inc., Class A                     494,760
     218,052 International Paper Co.                9,446,013
     151,790 WestRock Co.                           5,535,781
                                               --------------
                                                   15,476,554
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
      86,802 H&R Block, Inc.                        2,543,299
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 17.2%
   5,024,589 AT&T, Inc.                        $  168,373,977
   2,058,128 Verizon Communications, Inc.         117,580,853
                                               --------------
                                                  285,954,830
                                               --------------
             ELECTRIC UTILITIES -- 5.3%
     369,019 Duke Energy Corp.                     32,562,237
     158,991 Edison International                  10,717,583
     452,571 PPL Corp.                             14,034,227
     551,526 Southern (The) Co.                    30,488,357
                                               --------------
                                                   87,802,404
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.9%
     181,287 Eaton Corp. PLC                       15,097,581
                                               --------------
             FOOD PRODUCTS -- 1.6%
      58,583 Bunge Ltd.                             3,263,659
      75,361 Campbell Soup Co.                      3,019,716
     263,562 General Mills, Inc.                   13,842,276
     118,579 Kellogg Co.                            6,352,277
                                               --------------
                                                   26,477,928
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.4%
     152,218 Cardinal Health, Inc.                  7,169,468
     573,125 CVS Health Corp.                      31,229,581
      45,941 Patterson Cos., Inc.                   1,052,049
                                               --------------
                                                   39,451,098
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
      16,685 Brinker International, Inc.              656,555
     177,817 Carnival Corp.                         8,277,381
     121,084 Extended Stay America, Inc.            2,045,109
     235,744 Las Vegas Sands Corp.                 13,930,113
      46,965 Wyndham Destinations, Inc.             2,061,763
                                               --------------
                                                   26,970,921
                                               --------------
             HOUSEHOLD DURABLES -- 0.7%
      62,434 Leggett & Platt, Inc.                  2,395,593
      20,976 M.D.C. Holdings, Inc.                    687,593
     291,375 Newell Brands, Inc.                    4,493,003
      27,812 Whirlpool Corp.                        3,959,316
                                               --------------
                                                   11,535,505
                                               --------------
             INSURANCE -- 2.9%
      13,486 Mercury General Corp.                    842,875
     412,501 MetLife, Inc.                         20,488,924
     121,791 Principal Financial Group, Inc.        7,054,135
     196,383 Prudential Financial, Inc.            19,834,683
                                               --------------
                                                   48,220,617
                                               --------------
             IT SERVICES -- 4.5%
     506,859 International Business Machines
                Corp.                              69,895,856
     205,263 Western Union (The) Co.                4,082,681
                                               --------------
                                                   73,978,537
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 0.3%
     196,130 Interpublic Group of Cos. (The),
                Inc.                           $    4,430,577
      21,060 Meredith Corp.                         1,159,563
                                               --------------
                                                    5,590,140
                                               --------------
             METALS & MINING -- 0.3%
      43,688 Southern Copper Corp.                  1,697,279
     100,365 Steel Dynamics, Inc.                   3,031,023
                                               --------------
                                                    4,728,302
                                               --------------
             MULTILINE RETAIL -- 0.8%
     109,368 Kohl's Corp.                           5,200,448
     256,624 Macy's, Inc.                           5,507,151
      58,504 Nordstrom, Inc.                        1,863,938
                                               --------------
                                                   12,571,537
                                               --------------
             MULTI-UTILITIES -- 2.6%
     235,779 CenterPoint Energy, Inc.               6,750,353
     463,193 Dominion Energy, Inc.                 35,814,083
                                               --------------
                                                   42,564,436
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 22.5%
     158,888 Apache Corp.                           4,602,986
     892,091 Chevron Corp.                        111,011,804
   2,170,208 Exxon Mobil Corp.                    166,303,039
     360,439 Marathon Petroleum Corp.              20,141,331
     568,231 Occidental Petroleum Corp.            28,570,655
      69,874 PBF Energy, Inc., Class A              2,187,056
     215,067 Phillips 66                           20,117,367
     232,980 Valero Energy Corp.                   19,945,418
                                               --------------
                                                  372,879,656
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      29,466 Domtar Corp.                           1,312,121
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
     133,426 Coty, Inc., Class A                    1,787,908
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
     258,744 Nielsen Holdings PLC                   5,847,614
                                               --------------
             ROAD & RAIL -- 0.1%
      24,267 Ryder System, Inc.                     1,414,766
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.1%
     177,942 Broadcom, Inc.                        51,222,384
                                               --------------
             SPECIALTY RETAIL -- 0.4%
      41,002 Abercrombie & Fitch Co., Class A         657,672
      38,128 Designer Brands, Inc., Class A           730,914
      48,239 Foot Locker, Inc.                      2,022,179
     137,762 Gap (The), Inc.                        2,475,583
      37,096 Guess?, Inc.                             599,100
                                               --------------
                                                    6,485,448
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
     175,513 Seagate Technology PLC                 8,270,173
     190,290 Western Digital Corp.                  9,048,289
                                               --------------
                                                   17,318,462
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.5%
     159,976 Hanesbrands, Inc.                 $    2,754,787
     160,974 Tapestry, Inc.                         5,107,705
                                               --------------
                                                    7,862,492
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      51,757 Northwest Bancshares, Inc.               911,441
      28,044 Provident Financial Services, Inc.       680,067
                                               --------------
                                                    1,591,508
                                               --------------
             TOBACCO -- 9.1%
   1,378,340 Altria Group, Inc.                    65,264,399
   1,088,407 Philip Morris International, Inc.     85,472,602
                                               --------------
                                                  150,737,001
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
      36,711 Aircastle Ltd.                           780,476
      14,785 Watsco, Inc.                           2,417,791
                                               --------------
                                                    3,198,267
                                               --------------
             TOTAL INVESTMENTS -- 99.7%         1,655,304,108
             (Cost $1,653,542,714) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                 5,261,030
                                               --------------
             NET ASSETS -- 100.0%              $1,660,565,138
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $66,174,842 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $64,413,448. The net unrealized appreciation was $1,761,394.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 1,655,304,108     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AUTOMOBILES -- 1.4%
   1,243,812 Fiat Chrysler Automobiles N.V.    $   17,189,482
                                               --------------
             BEVERAGES -- 2.2%
     902,688 Keurig Dr Pepper, Inc. (a)            26,087,683
                                               --------------
             BIOTECHNOLOGY -- 1.5%
     198,002 Celgene Corp. (b)                     18,303,305
                                               --------------
             CAPITAL MARKETS -- 0.2%
      46,040 Hamilton Lane, Inc., Class A           2,627,042
                                               --------------
             CHEMICALS -- 1.2%
     299,399 Dow, Inc.                             14,763,365
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.1%
      38,784 Arcosa, Inc.                           1,459,442
                                               --------------
             CONSUMER FINANCE -- 0.6%
     282,177 Santander Consumer USA
                Holdings, Inc.                      6,760,961
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.2%
      67,889 frontdoor, Inc. (b)                    2,956,566
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.7%
     393,962 AXA Equitable Holdings, Inc.           8,233,806
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.9%
     829,354 Verizon Communications, Inc.          47,380,994
                                               --------------
             ELECTRIC UTILITIES -- 1.0%
     202,695 Evergy, Inc.                          12,192,104
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.1%
      92,351 Sunrun, Inc. (b)                       1,732,505
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.2%
     117,130 CDW Corp.                             13,001,430
     150,938 Keysight Technologies, Inc. (b)       13,555,742
                                               --------------
                                                   26,557,172
                                               --------------
             ENTERTAINMENT -- 1.8%
     144,921 Spotify Technology S.A. (b)           21,190,349
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.0%
     153,633 Americold Realty Trust                 4,980,782
     315,837 Invitation Homes, Inc.                 8,442,323
     107,562 JBG SMITH Properties                   4,231,489
     229,142 MGM Growth Properties LLC,
                Class A                             7,023,202
     182,141 STORE Capital Corp.                    6,045,260
     247,242 VICI Properties, Inc.                  5,449,214
                                               --------------
                                                   36,172,270
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
     111,617 BJ's Wholesale Club Holdings,
                Inc. (b)                            2,946,689
      84,372 Performance Food Group Co. (b)         3,377,411


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
     175,264 US Foods Holding Corp. (b)        $    6,267,441
                                               --------------
                                                   12,591,541
                                               --------------
             FOOD PRODUCTS -- 6.6%
     480,313 General Mills, Inc.                   25,226,039
     209,358 Hershey (The) Co.                     28,060,253
     331,063 Tyson Foods, Inc., Class A            26,730,026
                                               --------------
                                                   80,016,318
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 6.7%
     392,006 Alcon, Inc. (b)                       24,323,972
      29,202 Glaukos Corp. (b)                      2,201,831
      27,864 Penumbra, Inc. (b)                     4,458,240
     239,877 Stryker Corp.                         49,313,914
                                               --------------
                                                   80,297,957
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.5%
      72,673 Guardant Health, Inc. (b)              6,273,860
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.9%
      94,870 Planet Fitness, Inc., Class A (b)      6,872,383
      35,373 Wingstop, Inc.                         3,351,592
                                               --------------
                                                   10,223,975
                                               --------------
             HOUSEHOLD DURABLES -- 0.7%
      90,977 Roku, Inc. (b)                         8,240,697
                                               --------------
             INSURANCE -- 0.4%
      92,896 Brighthouse Financial, Inc. (b)        3,408,354
      29,105 Goosehead Insurance, Inc., Class A     1,391,219
                                               --------------
                                                    4,799,573
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 4.6%
      89,230 Cargurus, Inc. (b)                     3,222,095
     225,503 Match Group, Inc.                     15,169,587
   1,074,920 Snap, Inc., Class A (b)               15,371,356
     616,549 Twitter, Inc. (b)                     21,517,560
                                               --------------
                                                   55,280,598
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.7%
      96,404 Etsy, Inc. (b)                         5,916,314
     113,292 Stitch Fix, Inc., Class A (a) (b)      3,624,211
      73,508 Wayfair, Inc., Class A (b)            10,732,168
                                               --------------
                                                   20,272,693
                                               --------------
             IT SERVICES -- 19.8%
     120,228 Black Knight, Inc. (b)                 7,231,714
      65,718 Evo Payments, Inc., Class A (b)        2,072,088
     756,999 First Data Corp., Class A (b)         20,491,963
     144,252 GreenSky, Inc., Class A (a) (b)        1,772,857
      57,696 MongoDB, Inc. (b)                      8,774,985
      91,555 Okta, Inc. (b)                        11,307,958
     942,460 PayPal Holdings, Inc. (b)            107,873,972
     130,531 Perspecta, Inc.                        3,055,731
     339,279 Square, Inc., Class A (b)             24,607,906


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
     197,182 Switch, Inc., Class A             $    2,581,112
     106,734 Twilio, Inc., Class A (b)             14,553,181
     274,153 Worldpay, Inc., Class A (b)           33,597,450
                                               --------------
                                                  237,920,917
                                               --------------
             LEISURE PRODUCTS -- 0.2%
      67,776 YETI Holdings, Inc. (a) (b)            1,962,115
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 6.9%
     302,323 Avantor, Inc. (b)                      5,771,346
     158,215 IQVIA Holdings, Inc. (b)              25,456,794
     176,462 Thermo Fisher Scientific, Inc.        51,823,360
                                               --------------
                                                   83,051,500
                                               --------------
             MACHINERY -- 1.8%
     268,797 Fortive Corp.                         21,912,331
                                               --------------
             MEDIA -- 3.4%
     667,429 Altice USA, Inc., Class A (b)         16,251,896
       5,943 Cable One, Inc.                        6,959,193
     497,748 Fox Corp., Class A                    18,237,487
                                               --------------
                                                   41,448,576
                                               --------------
             MULTILINE RETAIL -- 0.4%
      50,923 Ollie's Bargain Outlet Holdings,
                Inc. (b)                            4,435,902
                                               --------------
             MULTI-UTILITIES -- 2.5%
     220,117 Sempra Energy                         30,252,880
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.2%
     206,481 Cheniere Energy, Inc. (b)             14,133,624
                                               --------------
             PHARMACEUTICALS -- 3.4%
     293,348 Elanco Animal Health, Inc. (b)         9,915,162
      24,109 Reata Pharmaceuticals, Inc.,
                Class A (b)                         2,274,684
   1,643,797 Takeda Pharmaceutical Co., Ltd.,
                ADR                                29,095,207
                                               --------------
                                                   41,285,053
                                               --------------
             PROFESSIONAL SERVICES -- 2.6%
     318,530 IHS Markit Ltd. (b)                   20,296,732
     150,240 TransUnion                            11,044,142
                                               --------------
                                                   31,340,874
                                               --------------
             ROAD & RAIL -- 1.3%
     233,107 Lyft, Inc., Class A (a) (b)           15,317,461
                                               --------------
             SOFTWARE -- 9.0%
      57,124 Altair Engineering, Inc.,
                Class A (b)                         2,307,238
      50,167 Alteryx, Inc., Class A (b)             5,474,223
     103,606 Anaplan, Inc. (b)                      5,228,995
      27,276 Appfolio, Inc., Class A (b)            2,789,517
      51,899 Appian Corp. (a) (b)                   1,871,997
      59,388 Avalara, Inc. (b)                      4,287,814
      44,155 Blackline, Inc. (b)                    2,362,734
     112,974 Ceridian HCM Holding, Inc. (b)         5,671,295
      49,549 Coupa Software, Inc. (b)               6,273,399


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
      95,964 Crowdstrike Holdings, Inc.,
                Class A (b)                   $     6,553,382
     329,822 Dropbox, Inc., Class A (b)             8,262,041
      26,411 Everbridge, Inc. (b)                   2,361,672
      33,772 HubSpot, Inc. (b)                      5,758,801
      46,931 Paycom Software, Inc. (b)             10,640,196
     111,073 Pluralsight, Inc., Class A (b)         3,367,733
      91,586 Smartsheet, Inc., Class A (b)          4,432,762
     248,711 SolarWinds Corp. (b)                   4,561,360
      77,384 Tenable Holdings, Inc. (b)             2,208,539
      35,716 Trade Desk (The), Inc.,
                Class A (b)                         8,135,390
      87,886 Zendesk, Inc. (b)                      7,824,491
     100,798 Zscaler, Inc. (b)                      7,725,159
                                               --------------
                                                  108,098,738
                                               --------------
             SPECIALTY RETAIL -- 1.4%
      53,235 Burlington Stores, Inc. (b)            9,057,935
     124,132 Carvana Co. (a) (b)                    7,769,422
                                               --------------
                                                   16,827,357
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.9%
     144,094 Dell Technologies, Inc.,
                Class C (b)                         7,319,975
   1,074,184 Hewlett Packard Enterprise Co.        16,059,051
                                               --------------
                                                   23,379,026
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
     361,775 Under Armour, Inc., Class A (b)        9,170,996
                                               --------------
             TOBACCO -- 0.1%
      23,569 Turning Point Brands, Inc.             1,154,410
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       1,203,296,018
             (Cost $934,705,654)               --------------

             MONEY MARKET FUNDS -- 0.2%
   2,536,500 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.25% (c) (d)                       2,536,500
             (Cost $2,536,500)                 --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.6%
$ 18,830,267 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $18,834,158. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $19,215,402. (d)               $   18,830,267
             (Cost $18,830,267)                --------------

             TOTAL INVESTMENTS -- 101.7%        1,224,662,785
             (Cost $956,072,421) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.7)%             (20,831,411)
                                               --------------
             NET ASSETS -- 100.0%              $1,203,831,374
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $21,256,298 and the total value of the collateral held by the Fund is $21,366,767.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $279,931,763 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,341,399. The net unrealized appreciation was $268,590,364.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 1,203,296,018     $            --     $            --
Money Market
   Funds                 2,536,500                  --                  --
Repurchase
   Agreements                   --          18,830,267                  --
                   -------------------------------------------------------
Total Investments  $ 1,205,832,518     $    18,830,267     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   21,256,298
Non-cash Collateral(2)                            (21,256,298)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   18,830,267
Non-cash Collateral(4)                            (18,830,267)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 78.3%
   4,014,904 ACADIA Pharmaceuticals, Inc. (a)  $  107,318,384
   1,691,448 Agios Pharmaceuticals, Inc. (a)       84,369,426
     751,760 Alexion Pharmaceuticals, Inc. (a)     98,465,525
   2,819,910 Alkermes PLC (a)                      63,560,771
   1,153,228 Alnylam Pharmaceuticals, Inc. (a)     83,678,224
     533,965 Amgen, Inc.                           98,399,070
     418,612 Biogen, Inc. (a)                      97,900,788
   1,138,791 BioMarin Pharmaceutical, Inc. (a)     97,537,449
     691,136 Bluebird Bio, Inc. (a)                87,912,499
   1,026,866 Exact Sciences Corp. (a)             121,211,263
   4,530,330 Exelixis, Inc. (a)                    96,813,152
   2,005,843 FibroGen, Inc. (a)                    90,623,987
   1,504,429 Gilead Sciences, Inc.                101,639,223
   5,073,910 Grifols S.A., ADR                    107,059,501
   1,280,555 Incyte Corp. (a)                     108,795,953
   1,083,284 Intercept Pharmaceuticals,
                Inc. (a)                           86,196,908
   1,296,791 Ionis Pharmaceuticals, Inc. (a)       83,344,758
   1,207,179 Neurocrine Biosciences, Inc. (a)     101,922,123
     283,643 Regeneron Pharmaceuticals,
                Inc. (a)                           88,780,259
     811,614 Sarepta Therapeutics, Inc. (a)       123,324,747
   1,368,620 Seattle Genetics, Inc. (a)            94,722,190
   1,469,321 Ultragenyx Pharmaceutical,
                Inc. (a)                           93,301,884
     944,015 United Therapeutics Corp. (a)         73,689,811
     562,997 Vertex Pharmaceuticals, Inc. (a)     103,242,390
                                               --------------
                                                2,293,810,285
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 18.0%
     500,594 Bio-Techne Corp.                     104,368,843
     700,520 Charles River Laboratories
                International, Inc. (a)            99,403,788
     296,439 Illumina, Inc. (a)                   109,134,018
     711,628 IQVIA Holdings, Inc. (a)             114,500,945
   2,472,375 QIAGEN N.V. (a)                      100,254,806
                                               --------------
                                                  527,662,400
                                               --------------
             PHARMACEUTICALS -- 3.7%
   2,988,250 Nektar Therapeutics (a)              106,321,935
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,927,794,620
             (Cost $3,006,248,316) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   843,583
                                               --------------
             NET ASSETS -- 100.0%              $2,928,638,203
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $250,988,932 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $329,442,628. The net unrealized depreciation was $78,453,696.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 2,927,794,620     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 33

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             CAPITAL MARKETS -- 5.1%
   2,453,845 Blucora, Inc. (a)                 $   74,523,273
   4,045,274 E*TRADE Financial Corp.              180,419,220
   3,940,921 TD Ameritrade Holding Corp.          196,730,776
                                               --------------
                                                  451,673,269
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.9%
     805,830 Arista Networks, Inc. (a)            209,209,585
   6,300,162 Juniper Networks, Inc.               167,773,314
   2,320,403 NETGEAR, Inc. (a)                     58,682,992
                                               --------------
                                                  435,665,891
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
   1,595,871 Cogent Communications
                Holdings, Inc.                     94,730,902
   8,471,432 Vonage Holdings Corp. (a)             95,981,325
                                               --------------
                                                  190,712,227
                                               --------------
             ENTERTAINMENT -- 5.8%
   1,394,907 Netflix, Inc. (a)                    512,377,239
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.6%
   1,453,399 Veeva Systems, Inc., Class A (a)     235,610,512
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 24.0%
     371,992 Alphabet, Inc., Class A (a)          402,792,938
     380,733 Alphabet, Inc., Class C (a)          411,538,107
   3,885,386 Facebook, Inc., Class A (a)          749,879,498
  12,982,556 Snap, Inc., Class A (a)              185,650,551
   2,794,167 TripAdvisor, Inc. (a)                129,341,990
   7,200,885 Twitter, Inc. (a)                    251,310,886
                                               --------------
                                                2,130,513,970
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 20.1%
     469,081 Amazon.com, Inc. (a)                 888,265,854
   7,401,771 eBay, Inc.                           292,369,955
   2,338,466 Etsy, Inc. (a)                       143,511,658
   1,677,481 Expedia Group, Inc.                  223,155,297
  20,897,122 Groupon, Inc. (a)                     74,811,697
   2,061,534 GrubHub, Inc. (a)                    160,779,037
                                               --------------
                                                1,782,893,498
                                               --------------
             IT SERVICES -- 15.0%
   2,487,739 Akamai Technologies, Inc. (a)        199,367,403
   9,929,005 Endurance International Group
                Holdings, Inc. (a)                 47,659,224
   2,709,609 GoDaddy, Inc., Class A (a)           190,079,071
   1,546,213 Okta, Inc. (a)                       190,972,768
   4,000,130 PayPal Holdings, Inc. (a)            457,854,880
   1,183,213 VeriSign, Inc. (a)                   247,480,831
                                               --------------
                                                1,333,414,177
                                               --------------
             SOFTWARE -- 20.3%
   2,475,630 2U, Inc. (a)                          93,182,713
   3,817,984 8x8, Inc. (a)                         92,013,414
   5,496,098 Box, Inc., Class A (a)                96,786,286


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
   1,976,393 Citrix Systems, Inc.              $  193,963,209
   1,935,348 Cornerstone OnDemand, Inc. (a)       112,114,710
   1,440,497 DocuSign, Inc. (a)                    71,607,106
   5,404,782 Dropbox, Inc., Class A (a)           135,389,789
     855,440 HubSpot, Inc. (a)                    145,869,629
   1,371,011 j2 Global, Inc.                      121,869,168
   1,579,708 LogMeIn, Inc.                        116,392,885
   1,288,559 New Relic, Inc. (a)                  111,473,239
   2,715,349 Pluralsight, Inc., Class A (a)        82,329,382
   2,853,141 salesforce.com, Inc. (a)             432,907,084
                                               --------------
                                                1,805,898,614
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       8,878,759,397
             (Cost $7,393,499,185)             --------------

             MONEY MARKET FUNDS -- 0.2%
  14,781,752 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.19% (b)                  14,781,752
             (Cost $14,781,752)                --------------

             TOTAL INVESTMENTS -- 100.1%        8,893,541,149
             (Cost $7,408,280,937) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%              (6,216,248)
                                               --------------
             NET ASSETS -- 100.0%              $8,887,324,901
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2019.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purpose. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,686,620,919 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $201,360,707. The net unrealized appreciation was $1,485,260,212.


Page 34                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 8,878,759,397     $            --     $            --
Money Market
   Funds                14,781,752                  --                  --
                   -------------------------------------------------------
Total Investments  $ 8,893,541,149     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.9%
     265,811 Raytheon Co.                      $   46,219,217
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.8%
     424,993 United Parcel Service, Inc.,
                Class B                            43,889,027
                                               --------------
             BEVERAGES -- 4.1%
   1,021,733 Coca-Cola (The) Co.                   52,026,644
     381,734 PepsiCo, Inc.                         50,056,780
                                               --------------
                                                  102,083,424
                                               --------------
             BIOTECHNOLOGY -- 4.1%
     273,385 Amgen, Inc.                           50,379,388
     770,732 Gilead Sciences, Inc.                 52,070,654
                                               --------------
                                                  102,450,042
                                               --------------
             CAPITAL MARKETS -- 7.9%
     256,611 Moody's Corp.                         50,118,694
     528,108 Northern Trust Corp.                  47,529,720
     543,940 Raymond James Financial, Inc.         45,990,127
     223,362 S&P Global, Inc.                      50,879,630
                                               --------------
                                                  194,518,171
                                               --------------
             CHEMICALS -- 2.2%
     244,929 Air Products and Chemicals, Inc.      55,444,578
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.9%
     860,187 Cisco Systems, Inc.                   47,078,034
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.8%
     669,085 Emerson Electric Co.                  44,641,351
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.8%
     463,969 Amphenol Corp., Class A               44,513,186
                                               --------------
             ENTERTAINMENT -- 2.1%
     366,266 Walt Disney (The) Co.                 51,145,384
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.1%
     251,488 American Tower Corp.                  51,416,722
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
     197,337 Costco Wholesale Corp.                52,148,276
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.2%
     652,730 Baxter International, Inc.            53,458,587
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.2%
     218,802 UnitedHealth Group, Inc.              53,389,876
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.2%
     637,839 Starbucks Corp.                       53,470,043
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.0%
     457,444 Procter & Gamble (The) Co.            50,158,735
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.6%
     221,645 3M Co.                                38,419,944
     286,986 Honeywell International, Inc.         50,104,886
                                               --------------
                                                   88,524,830
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE -- 4.2%
     517,665 Marsh & McLennan Cos., Inc.       $   51,637,084
     646,800 Progressive (The) Corp.               51,698,724
                                               --------------
                                                  103,335,808
                                               --------------
             IT SERVICES -- 14.2%
     271,616 Accenture PLC, Class A                50,186,488
     298,667 Automatic Data Processing, Inc.       49,378,615
     680,051 Cognizant Technology Solutions
                Corp., Class A                     43,108,433
     192,939 FleetCor Technologies, Inc. (a)       54,186,918
     345,756 International Business Machines
                Corp.                              47,679,753
     201,403 Mastercard, Inc., Class A             53,277,136
     302,928 Visa, Inc., Class A                   52,573,154
                                               --------------
                                                  350,390,497
                                               --------------
             MACHINERY -- 7.6%
     289,051 Cummins, Inc.                         49,525,998
     548,198 Fortive Corp.                         44,689,101
     306,426 Illinois Tool Works, Inc.             46,212,105
     679,065 PACCAR, Inc.                          48,661,798
                                               --------------
                                                  189,089,002
                                               --------------
             MEDIA -- 2.0%
     589,437 Omnicom Group, Inc.                   48,304,362
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.9%
     508,408 Phillips 66                           47,556,484
                                               --------------
             PHARMACEUTICALS -- 10.5%
     421,184 Eli Lilly & Co.                       46,662,975
     352,799 Johnson & Johnson                     49,137,845
     662,941 Merck & Co., Inc.                     55,587,603
   1,232,007 Pfizer, Inc.                          53,370,543
     489,891 Zoetis, Inc.                          55,597,730
                                               --------------
                                                  260,356,696
                                               --------------
             ROAD & RAIL -- 1.9%
     614,294 CSX Corp.                             47,527,927
                                               --------------
             SOFTWARE -- 4.0%
     484,605 Citrix Systems, Inc.                  47,559,135
     889,862 Oracle Corp.                          50,695,438
                                               --------------
                                                   98,254,573
                                               --------------
             SPECIALTY RETAIL -- 5.8%
     235,870 Home Depot (The), Inc.                49,053,884
     485,144 Ross Stores, Inc.                     48,087,473
     880,159 TJX (The) Cos., Inc.                  46,542,808
                                               --------------
                                                  143,684,165
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.8%
     543,873 NIKE, Inc., Class B                   45,658,138
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         2,468,707,135
             (Cost $2,281,989,726) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 2,717,152
                                               --------------
             NET ASSETS -- 100.0%              $2,471,424,287
                                               ==============


Page 36                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)


(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $214,265,675 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $27,548,266. The net unrealized appreciation was $186,717,409.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 2,468,707,135     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 37

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 2.6%
      89,997 Boeing (The) Co.                  $   32,759,808
     189,301 General Dynamics Corp.                34,418,708
      93,503 Lockheed Martin Corp.                 33,992,081
     182,942 Raytheon Co.                          31,809,955
     258,577 United Technologies Corp.             33,666,725
                                               --------------
                                                  166,647,277
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.1%
     406,220 C.H. Robinson Worldwide, Inc.         34,264,657
     337,579 United Parcel Service, Inc.,
                Class B                            34,861,783
                                               --------------
                                                   69,126,440
                                               --------------
             AUTOMOBILES -- 0.5%
     269,750 Toyota Motor Corp., ADR               33,446,303
                                               --------------
             BANKS -- 7.4%
     425,792 Bank of Hawaii Corp.                  35,302,415
     444,986 Bank of Montreal                      33,574,194
     619,365 Bank of Nova Scotia (The)             33,662,488
     694,230 BB&T Corp.                            34,107,520
     422,002 Canadian Imperial Bank of
                Commerce                           33,152,477
     309,811 JPMorgan Chase & Co.                  34,636,870
     203,462 M&T Bank Corp.                        34,602,782
     353,048 Park National Corp.                   35,089,441
   2,063,932 People's United Financial, Inc.       34,632,779
     251,847 PNC Financial Services Group
                (The), Inc.                        34,573,556
     422,685 Royal Bank of Canada                  33,561,189
     577,398 Toronto-Dominion (The) Bank           33,696,947
     643,634 U.S. Bancorp                          33,726,421
     727,519 Wells Fargo & Co.                     34,426,199
                                               --------------
                                                  478,745,278
                                               --------------
             BEVERAGES -- 1.5%
     648,368 Coca-Cola (The) Co.                   33,014,899
     192,848 Diageo PLC, ADR                       33,231,567
     250,944 PepsiCo, Inc.                         32,906,287
                                               --------------
                                                   99,152,753
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     182,116 Amgen, Inc.                           33,560,337
                                               --------------
             CAPITAL MARKETS -- 2.6%
     781,391 Bank of New York Mellon (The)
                Corp.                              34,498,413
      72,646 BlackRock, Inc.                       34,092,768
     979,994 Franklin Resources, Inc.              34,103,791
     347,491 Nasdaq, Inc.                          33,418,209
     314,434 T. Rowe Price Group, Inc.             34,496,554
                                               --------------
                                                  170,609,735
                                               --------------
             CHEMICALS -- 2.1%
     150,517 Air Products and Chemicals, Inc.      34,072,533
     678,968 Dow, Inc.                             33,479,912
     229,584 International Flavors & Fragrances,
                Inc.                               33,310,343
     462,014 Sensient Technologies Corp.           33,948,789
                                               --------------
                                                  134,811,577
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
     588,710 Cisco Systems, Inc.               $   32,220,098
                                               --------------
             CONSUMER FINANCE -- 0.5%
     433,858 Discover Financial Services           33,663,042
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
     301,328 Avery Dennison Corp.                  34,857,623
     522,794 Sonoco Products Co.                   34,159,360
                                               --------------
                                                   69,016,983
                                               --------------
             DISTRIBUTORS -- 0.5%
     323,830 Genuine Parts Co.                     33,542,311
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
   1,634,898 AXA Equitable Holdings, Inc.          34,169,368
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
   1,033,238 AT&T, Inc.                            34,623,805
     738,699 BCE, Inc.                             33,596,031
     916,754 TELUS Corp.                           33,837,390
     577,693 Verizon Communications, Inc.          33,003,601
                                               --------------
                                                  135,060,827
                                               --------------
             ELECTRIC UTILITIES -- 11.3%
     399,135 ALLETE, Inc.                          33,212,023
     675,827 Alliant Energy Corp.                  33,169,589
     370,316 American Electric Power Co., Inc.     32,591,511
     654,276 Avangrid, Inc.                        33,040,938
     374,394 Duke Energy Corp.                     33,036,527
     514,488 El Paso Electric Co.                  33,647,515
     550,221 Evergy, Inc.                          33,095,793
     434,969 Eversource Energy                     32,953,251
     671,117 Exelon Corp.                          32,173,349
     771,909 FirstEnergy Corp.                     33,045,424
     844,323 Fortis, Inc.                          33,325,429
     773,141 Hawaiian Electric Industries, Inc.    33,670,291
     323,181 IDACORP, Inc.                         32,457,068
     479,532 MGE Energy, Inc.                      35,044,199
     161,683 NextEra Energy, Inc.                  33,122,379
     777,778 OGE Energy Corp.                      33,102,232
     644,887 Otter Tail Corp.                      34,056,483
     347,103 Pinnacle West Capital Corp.           32,658,921
     612,264 Portland General Electric Co.         33,166,341
   1,065,941 PPL Corp.                             33,054,830
     598,141 Southern (The) Co.                    33,065,235
     549,419 Xcel Energy, Inc.                     32,684,936
                                               --------------
                                                  729,374,264
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.6%
   1,689,038 ABB Ltd., ADR                         33,831,431
     409,163 Eaton Corp. PLC                       34,075,095
     514,644 Emerson Electric Co.                  34,337,048
     268,236 Hubbell, Inc.                         34,977,974
     207,575 Rockwell Automation, Inc.             34,007,012
                                               --------------
                                                  171,228,560
                                               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.5%
     354,340 TE Connectivity Ltd.              $   33,938,685
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.6%
     161,728 AvalonBay Communities, Inc.           32,859,895
     430,089 Equity Residential                    32,652,357
     253,867 Federal Realty Investment Trust       32,687,915
     283,318 Mid-America Apartment
                Communities, Inc.                  33,363,528
     140,357 Public Storage                        33,428,827
     468,970 Realty Income Corp.                   32,344,861
     207,756 Simon Property Group, Inc.            33,191,098
   1,234,867 Washington Real Estate Investment
                Trust                              33,007,995
     393,155 WP Carey, Inc.                        31,916,323
                                               --------------
                                                  295,452,799
                                               --------------
             FOOD & STAPLES RETAILING -- 1.6%
     473,385 Sysco Corp.                           33,477,787
     647,994 Walgreens Boots Alliance, Inc.        35,425,832
     302,623 Walmart, Inc.                         33,436,815
                                               --------------
                                                  102,340,434
                                               --------------
             FOOD PRODUCTS -- 4.5%
     826,486 Archer-Daniels-Midland Co.            33,720,629
     830,561 Campbell Soup Co.                     33,280,579
   1,197,972 Conagra Brands, Inc.                  31,770,217
     627,213 General Mills, Inc.                   32,941,227
     244,915 Hershey (The) Co.                     32,825,958
     798,836 Hormel Foods Corp.                    32,384,811
     277,486 J.M. Smucker (The) Co.                31,963,612
     603,385 Kellogg Co.                           32,323,335
     608,390 Mondelez International, Inc.,
                Class A                            32,792,221
                                               --------------
                                                  294,002,589
                                               --------------
             GAS UTILITIES -- 3.6%
     314,552 Atmos Energy Corp.                    33,204,109
     666,445 New Jersey Resources Corp.            33,168,968
     488,078 Northwest Natural Holding Co.         33,921,421
     368,105 ONE Gas, Inc.                         33,239,882
   1,003,655 South Jersey Industries, Inc.         33,853,283
     395,755 Spire, Inc.                           33,211,760
     630,389 UGI Corp.                             33,669,076
                                               --------------
                                                  234,268,499
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 0.5%
     339,470 Medtronic PLC                         33,060,983
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.1%
     633,478 CVS Health Corp.                      34,518,216
     333,632 Quest Diagnostics, Inc.               33,967,074
                                               --------------
                                                   68,485,290
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
     775,467 Cheesecake Factory (The), Inc. $ 33,903,417 198,159 Cracker Barrel Old Country
                Store, Inc.                        33,831,686
     165,081 McDonald's Corp.                      34,280,721
                                               --------------
                                                  102,015,824
                                               --------------
             HOUSEHOLD DURABLES -- 1.0%
     413,963 Garmin Ltd.                           33,034,247
     891,961 Leggett & Platt, Inc.                 34,224,544
                                               --------------
                                                   67,258,791
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.0%
     216,874 Clorox (The) Co.                      33,205,578
     455,076 Colgate-Palmolive Co.                 32,615,297
     244,318 Kimberly-Clark Corp.                  32,562,703
     299,679 Procter & Gamble (The) Co.            32,859,802
                                               --------------
                                                  131,243,380
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
     194,170 3M Co.                                33,657,428
     192,785 Honeywell International, Inc.         33,658,333
                                               --------------
                                                   67,315,761
                                               --------------
             INSURANCE -- 7.8%
     611,823 Aflac, Inc.                           33,534,019
     329,422 Allstate (The) Corp.                  33,498,923
     387,025 Arthur J. Gallagher & Co.             33,899,520
     317,912 Assurant, Inc.                        33,819,479
     563,216 Axis Capital Holdings Ltd.            33,595,834
     224,287 Chubb Ltd.                            33,035,232
     320,526 Cincinnati Financial Corp.            33,228,930
     713,507 CNA Financial Corp.                   33,584,774
     133,849 Everest Re Group Ltd.                 33,084,796
     833,244 Fidelity National Financial, Inc.     33,579,733
     611,712 First American Financial Corp.        32,848,934
     266,942 Hanover Insurance Group (The),
                Inc.                               34,248,659
     604,458 Hartford Financial Services
                Group (The), Inc.                  33,680,400
     343,208 Marsh & McLennan Cos., Inc.           34,234,998
     221,448 Travelers (The) Cos., Inc.            33,110,905
                                               --------------
                                                  502,985,136
                                               --------------
             IT SERVICES -- 2.0%
     200,654 Automatic Data Processing, Inc.       33,174,126
   3,151,941 Infosys Ltd., ADR                     33,725,768
     241,573 International Business Machines
                Corp.                              33,312,917
     390,621 Paychex, Inc.                         32,144,202
                                               --------------
                                                  132,357,013
                                               --------------
             MACHINERY -- 3.2%
     250,517 Caterpillar, Inc.                     34,142,962
     197,818 Cummins, Inc.                         33,894,136
     343,659 Dover Corp.                           34,434,632
     221,403 Illinois Tool Works, Inc.             33,389,786
     198,263 Parker-Hannifin Corp.                 33,706,693
     207,044 Snap-on, Inc.                         34,294,768
                                               --------------
                                                  203,862,977
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 2.1%
     772,086 Comcast Corp., Class A            $   32,643,796
     413,356 Omnicom Group, Inc.                   33,874,524
   1,641,285 Shaw Communications, Inc.,
                Class B                            33,449,388
     545,941 WPP PLC, ADR                          34,345,149
                                               --------------
                                                  134,312,857
                                               --------------
             MULTI-UTILITIES -- 6.1%
     437,749 Ameren Corp.                          32,879,327
     751,913 Avista Corp.                          33,535,320
     412,325 Black Hills Corp.                     32,231,445
     570,352 CMS Energy Corp.                      33,029,084
     375,498 Consolidated Edison, Inc.             32,923,665
     424,938 Dominion Energy, Inc.                 32,856,206
     255,828 DTE Energy Co.                        32,715,285
   1,305,275 MDU Resources Group, Inc.             33,676,095
     460,508 NorthWestern Corp.                    33,225,652
     550,756 Public Service Enterprise Group,
                Inc.                               32,395,468
     238,990 Sempra Energy                         32,846,786
     394,831 WEC Energy Group, Inc.                32,917,060
                                               --------------
                                                  395,231,393
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.6%
     269,493 Chevron Corp.                         33,535,709
     437,468 Exxon Mobil Corp.                     33,523,173
     375,044 Phillips 66                           35,081,616
     503,929 Royal Dutch Shell PLC, Class B,
                ADR                                33,128,292
     603,812 TOTAL S.A., ADR                       33,686,671
                                               --------------
                                                  168,955,461
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     534,918 Unilever PLC, ADR                     33,148,868
                                               --------------
             PHARMACEUTICALS -- 4.1%
     736,932 Bristol-Myers Squibb Co.              33,419,866
     291,131 Eli Lilly and Co.                     32,254,404
     829,342 GlaxoSmithKline PLC, ADR              33,190,267
     235,297 Johnson & Johnson                     32,772,166
     393,658 Merck & Co., Inc.                     33,008,223
     362,736 Novartis AG, ADR                      33,121,424
     769,254 Pfizer, Inc.                          33,324,083
     767,862 Sanofi, ADR                           33,225,389
                                               --------------
                                                  264,315,822
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
     604,565 Robert Half International, Inc.       34,466,251
     511,357 Thomson Reuters Corp.                 32,962,072
                                               --------------
                                                   67,428,323
                                               --------------
             ROAD & RAIL -- 0.5%
     201,261 Union Pacific Corp.                   34,035,248
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.1%
     298,177 Analog Devices, Inc.              $   33,655,238
     706,760 Intel Corp.                           33,832,601
     841,987 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       32,980,631
     298,621 Texas Instruments, Inc.               34,269,746
                                               --------------
                                                  134,738,216
                                               --------------
             SPECIALTY RETAIL -- 1.6%
     163,821 Home Depot (The), Inc.                34,069,854
     339,946 Lowe's Cos., Inc.                     34,303,951
     366,488 Tiffany & Co.                         34,317,936
                                               --------------
                                                  102,691,741
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
   1,121,722 Canon, Inc., ADR                      32,832,803
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
     383,193 VF Corp.                              33,471,909
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.6%
   2,540,583 Capitol Federal Financial, Inc.       34,983,828
   1,997,794 Northwest Bancshares, Inc.            35,181,152
   1,019,459 Washington Federal, Inc.              35,609,703
                                               --------------
                                                  105,774,683
                                               --------------
             TOBACCO -- 1.6%
     694,230 Altria Group, Inc.                    32,871,791
     956,333 British American Tobacco PLC,
                ADR                                33,347,332
     432,529 Philip Morris International, Inc.     33,966,502
                                               --------------
                                                  100,185,625
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 2.1%
   1,032,294 Fastenal Co.                          33,642,461
     465,402 MSC Industrial Direct Co., Inc.,
                Class A                            34,560,753
     124,193 W.W. Grainger, Inc.                   33,312,288
     208,366 Watsco, Inc.                          34,074,092
                                               --------------
                                                  135,589,594
                                               --------------
             WATER UTILITIES -- 0.5%
     803,977 Aqua America, Inc.                    33,260,529
                                               --------------
             TOTAL INVESTMENTS -- 99.8%         6,468,936,386
             (Cost $5,889,532,996) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                12,274,296
                                               --------------
             NET ASSETS -- 100.0%              $6,481,210,682
                                               ==============


Page 40                  See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2019 (UNAUDITED)


(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $656,983,066 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $77,579,676. The net unrealized appreciation was $579,403,390.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 6,468,936,386     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 1.3%
      19,810 CAE, Inc.                         $      532,097
                                               --------------
             BEVERAGES -- 1.0%
       3,174 PepsiCo, Inc.                            416,207
                                               --------------
             CAPITAL MARKETS -- 2.0%
       1,465 FactSet Research Systems, Inc.           419,810
       1,348 MarketAxess Holdings, Inc.               433,274
                                               --------------
                                                      853,084
                                               --------------
             CHEMICALS -- 5.5%
       2,435 Air Products and Chemicals, Inc.         551,211
       2,452 Ecolab, Inc.                             484,123
       4,908 Innospec, Inc.                           447,806
       2,834 International Flavors & Fragrances,
                Inc.                                  411,185
       5,717 WR Grace & Co.                           435,121
                                               --------------
                                                    2,329,446
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.3%
       5,315 Waste Connections, Inc.                  508,008
       3,822 Waste Management, Inc.                   440,944
                                               --------------
                                                      948,952
                                               --------------
             COMMUNICATIONS EQUIPMENT -- 4.2%
       8,473 Cisco Systems, Inc.                      463,727
       3,329 Motorola Solutions, Inc.                 555,044
      42,055 Telefonaktiebolaget LM Ericsson,
                ADR                                   399,523
       4,392 ViaSat, Inc. (a)                         354,961
                                               --------------
                                                    1,773,255
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.2%
       3,272 Bright Horizons Family Solutions,
                Inc. (a)                              493,647
      22,399 Career Education Corp. (a)               427,149
                                               --------------
                                                      920,796
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.0%
      12,269 TELUS Corp.                              452,849
       6,526 Verizon Communications, Inc.             372,830
                                               --------------
                                                      825,679
                                               --------------
             ELECTRIC UTILITIES -- 5.0%
       4,571 American Electric Power Co., Inc.        402,294
       5,369 Eversource Energy                        406,755
      10,421 Fortis, Inc.                             411,317
      10,269 Hawaiian Electric Industries, Inc.       447,215
       7,696 Xcel Energy, Inc.                        457,835
                                               --------------
                                                    2,125,416
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.1%
       3,864 CDW Corp.                                428,904
       3,946 OSI Systems, Inc. (a)                    444,438
                                               --------------
                                                      873,342
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENTERTAINMENT -- 1.0%
       2,985 Walt Disney (The) Co.             $      416,825
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.0%
       2,083 American Tower Corp.                     425,869
       3,562 Crown Castle International Corp.         464,307
         815 Equinix, Inc.                            410,996
       3,875 Extra Space Storage, Inc.                411,137
       4,631 WP Carey, Inc.                           375,945
                                               --------------
                                                    2,088,254
                                               --------------
             FOOD PRODUCTS -- 3.7%
      17,779 Flowers Foods, Inc.                      413,717
       7,742 General Mills, Inc.                      406,610
       3,094 Hershey (The) Co.                        414,689
       9,133 Tootsie Roll Industries, Inc.            337,282
                                               --------------
                                                    1,572,298
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 5.4%
       5,612 Abbott Laboratories                      471,969
       2,872 Masimo Corp. (a)                         427,411
       3,411 STERIS PLC                               507,830
       1,940 Stryker Corp.                            398,825
       3,328 Varian Medical Systems, Inc. (a)         453,041
                                               --------------
                                                    2,259,076
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
       5,719 Cerner Corp.                             419,203
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.2%
         596 Chipotle Mexican Grill, Inc. (a)         436,797
       6,027 Starbucks Corp.                          505,243
                                               --------------
                                                      942,040
                                               --------------
             HOUSEHOLD DURABLES -- 1.0%
       5,282 Garmin Ltd.                              421,504
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.2%
       6,458 Church & Dwight Co., Inc.                471,821
       4,307 Procter & Gamble (The) Co.               472,263
                                               --------------
                                                      944,084
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
       1,174 Roper Technologies, Inc.                 429,989
                                               --------------
             INSURANCE -- 5.8%
       2,147 Aon PLC                                  414,328
      11,484 Arch Capital Group Ltd. (a)              425,826
       4,433 Cincinnati Financial Corp.               459,569
       2,896 Erie Indemnity Co., Class A              736,395
       2,279 RenaissanceRe Holdings Ltd.              405,685
                                               --------------
                                                    2,441,803
                                               --------------
             IT SERVICES -- 9.5%
       2,271 Accenture PLC, Class A                   419,613
       2,623 Automatic Data Processing, Inc.          433,661
       7,090 Black Knight, Inc. (a)                   426,463
       7,297 Booz Allen Hamilton Holding
                Corp.                                 483,134
       9,002 CSG Systems International, Inc.          439,568


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
       1,513 FleetCor Technologies, Inc. (a)   $      424,926
       9,799 Genpact Ltd.                             373,244
       5,644 Paychex, Inc.                            464,445
       2,513 VeriSign, Inc. (a)                       525,619
                                               --------------
                                                    3,990,673
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.2%
       3,229 IQVIA Holdings, Inc. (a)                 519,546
                                               --------------
             MEDIA -- 2.0%
       1,074 Charter Communications, Inc.,
                Class A (a)                           424,423
       9,538 Comcast Corp., Class A                   403,267
                                               --------------
                                                      827,690
                                               --------------
             METALS & MINING -- 1.0%
       4,814 Franco-Nevada Corp.                      408,612
                                               --------------
             MULTI-UTILITIES -- 2.1%
       5,969 Black Hills Corp.                        466,597
       5,684 NorthWestern Corp.                       410,100
                                               --------------
                                                      876,697
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 12.3%
      18,330 Alliance Resource Partners,
                L.P. (b)                              311,243
      17,409 Cabot Oil & Gas Corp.                    399,711
       9,978 Cheniere Energy Partners, L.P. (b)       420,872
      28,269 Energy Transfer, L.P. (b)                398,028
       6,845 Hess Corp.                               435,137
      20,377 Kinder Morgan, Inc.                      425,472
      11,860 MPLX, L.P. (b)                           381,773
      11,714 Natural Resource Partners,
                L.P. (b)                              415,378
      19,010 Shell Midstream Partners, L.P. (b)       393,887
      13,045 Suncor Energy, Inc.                      406,482
      17,553 Tallgrass Energy, L.P. (b) (c)           370,544
       7,053 TOTAL S.A., ADR                          393,487
      13,427 Western Midstream Partners,
                L.P. (b)                              413,149
                                               --------------
                                                    5,165,163
                                               --------------
             PAPER & FOREST PRODUCTS -- 1.0%
       9,622 Domtar Corp.                             428,468
                                               --------------
             PERSONAL PRODUCTS -- 1.0%
       2,259 Estee Lauder (The) Cos., Inc.,
                Class A                               413,645
                                               --------------
             PHARMACEUTICALS -- 2.1%
       5,118 Merck & Co., Inc.                        429,144
       3,971 Zoetis, Inc.                             450,669
                                               --------------
                                                      879,813
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
       2,857 Verisk Analytics, Inc.                   418,436
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.0%
       4,031 Cabot Microelectronics Corp.             443,732


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
      29,219 DSP Group, Inc. (a)               $      419,585
                                               --------------
                                                      863,317
                                               --------------
             SOFTWARE -- 4.8%
       8,327 Cadence Design Systems, Inc. (a)         589,635
       1,673 Fair Isaac Corp. (a)                     525,355
       4,830 j2 Global, Inc.                          429,339
      11,708 Open Text Corp.                          482,370
                                               --------------
                                                    2,026,699
                                               --------------
             SPECIALTY RETAIL -- 2.2%
         441 AutoZone, Inc. (a)                       484,866
       4,043 Tractor Supply Co.                       439,879
                                               --------------
                                                      924,745
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      13,334 Fastenal Co.                             434,555
                                               --------------
             WATER UTILITIES -- 0.9%
       3,368 American Water Works Co., Inc.           390,688
                                               --------------

             TOTAL INVESTMENTS -- 100.0%           42,102,097
             (Cost $38,394,764) (d)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    (1,460)
                                               --------------
             NET ASSETS -- 100.0%              $   42,100,637
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) This security is taxed as a "C" corporation for federal income tax purposes.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,907,552 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $200,219. The net unrealized appreciation was $3,707,333.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    42,102,097     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2019 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  149,852,627    $ 1,655,304,108    $1,224,662,785
Cash................................................................              146,535          2,676,817         1,113,638
Receivables:........................................................
      Investment securities sold....................................            1,244,938                 --                --
      Capital shares sold...........................................                   --                 --                --
      Dividends.....................................................              240,584          3,915,974           572,052
      Securities lending income.....................................               12,166                 --            68,859
      Reclaims......................................................                   --                 --                --
Prepaid expenses....................................................                3,011              9,486             5,996
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          151,499,861      1,661,906,385     1,226,423,330
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Collateral for securities on loan.............................            2,961,840                 --        21,366,767
      Investment securities purchased...............................            1,273,462                 --           188,913
      Capital shares redeemed.......................................                   --                 --                --
      Licensing fees................................................               57,081            369,161           270,974
      Investment advisory fees......................................               46,022            472,980           382,767
      Audit and tax fees............................................               14,292             14,292            14,292
      Shareholder reporting fees....................................                9,875             52,949            42,383
Other liabilities...................................................               68,768            431,865           325,860
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            4,431,340          1,341,247        22,591,956
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  147,068,521    $ 1,660,565,138    $1,203,831,374
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  175,268,486    $ 1,655,814,781    $1,040,065,421
Par value...........................................................               32,550            542,000           154,500
Accumulated distributable earnings (loss)...........................          (28,232,515)         4,208,357       163,611,453
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  147,068,521    $ 1,660,565,138    $1,203,831,374
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        45.18    $         30.64    $        77.92
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            3,255,000         54,200,002        15,450,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  161,910,294    $ 1,653,542,714    $  956,072,421
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    2,926,726    $            --    $   21,256,298
                                                                           ==============    ===============    ==============


Page 44                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $2,927,794,620      $8,893,541,149      $2,468,707,135      $6,468,936,386      $   42,102,097
      3,623,236                  --           1,323,635           4,606,879              34,043

             --          14,355,908                  --                  --                  --
             --                  --                  --          18,433,866                  --
             --              18,763           3,028,366          13,217,860              39,638
             --               1,267                  --                  --                  --
         69,717                  --                  --             732,844               7,190
         12,405              31,474               3,942              20,800               2,708
 --------------      --------------      --------------      --------------      --------------
  2,931,499,978       8,907,948,561       2,473,063,078       6,505,948,635          42,185,676
 --------------      --------------      --------------      --------------      --------------


             --                  --                  --                  --                  --
             --                  --                  --          18,399,723                  --
             --          14,369,159                  --                  --                  --
      1,128,789           1,318,342              52,336           2,253,613              15,764
        922,757           2,890,671             977,847           2,697,234               8,995
         14,292              14,292              14,292              14,292              14,292
         93,114             334,148              55,923             161,378               5,317
        702,823           1,697,048             538,393           1,211,713              40,671
 --------------      --------------      --------------      --------------      --------------
      2,861,775          20,623,660           1,638,791          24,737,953              85,039
 --------------      --------------      --------------      --------------      --------------
 $2,928,638,203      $8,887,324,901      $2,471,424,287      $6,481,210,682      $   42,100,637
 ==============      ==============      ==============      ==============      ==============

 $3,335,553,932      $7,343,761,486      $2,292,024,016      $6,007,342,516      $   50,206,345
        208,000             618,500             438,000           1,921,880              18,900
   (407,123,729)      1,542,944,915         178,962,271         471,946,286          (8,124,608)
 --------------      --------------      --------------      --------------      --------------
 $2,928,638,203      $8,887,324,901      $2,471,424,287      $6,481,210,682      $   42,100,637
 ==============      ==============      ==============      ==============      ==============
 $       140.80      $       143.69      $        56.43      $        33.72      $        22.28
 ==============      ==============      ==============      ==============      ==============

     20,800,002          61,850,002          43,800,002         192,187,986           1,889,982
 ==============      ==============      ==============      ==============      ==============
 $3,006,248,316      $7,408,280,937      $2,281,989,726      $5,889,532,996      $   38,394,764
 ==============      ==============      ==============      ==============      ==============
 $           --      $           --      $           --      $           --      $           --
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    1,753,409    $    34,089,131    $    7,564,680
Securities lending income (net of fees).............................               48,539                 --           417,994
Foreign withholding tax.............................................                   --                 --                --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            1,801,948         34,089,131         7,982,674
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................              371,673          2,334,364         2,142,048
Licensing fees......................................................               44,600            704,025           535,512
Accounting and administration fees..................................               38,773            361,574           264,446
Custodian fees......................................................               29,604             28,669            47,428
Shareholder reporting fees..........................................               12,262             53,779            40,637
Audit and tax fees..................................................               11,368             11,368            11,368
Transfer agent fees.................................................                3,716             31,849            25,716
Trustees' fees and expenses.........................................                3,647              4,591             4,213
Listing fees........................................................                3,471              5,910             3,471
Legal fees..........................................................                1,830             20,496            18,344
Registration and filing fees........................................                  (95)                49           (14,844)
Other expenses......................................................                1,726              3,340             7,760
                                                                           --------------    ---------------    --------------
      Total expenses................................................              522,575          3,560,014         3,086,099
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (76,567)           (58,467)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              446,008          3,501,547         3,086,099
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,355,940         30,587,584         4,896,575
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................             (528,395)       (30,313,717)      (10,994,927)
      In-kind redemptions...........................................            1,890,627        134,511,123        15,309,970
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................            1,362,232        104,197,406         4,315,043
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           13,610,741         68,523,766       225,345,280
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           13,610,741         68,523,766       225,345,280
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           14,972,973        172,721,172       229,660,323
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   16,328,913    $   203,308,756    $  234,556,898
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $    4,465,201      $   14,563,160      $   22,189,218      $   90,943,852      $      375,582
         98,740              87,778                  --                  --                  --
       (152,691)                 --                  --          (1,816,804)             (4,620)
 --------------      --------------      --------------      --------------      --------------
      4,411,250          14,650,938          22,189,218          89,127,048             370,962
 --------------      --------------      --------------      --------------      --------------

      5,643,938          16,680,261           4,964,619          13,584,171              99,109
      1,128,788           2,499,544              96,817           4,107,179              30,827
        597,401           1,298,481             447,380             968,893              11,817
        108,499             400,526              81,658             127,112               7,898
        124,465             388,155              74,235             180,088               6,328
         11,368              11,368              11,368              11,368              11,368
         47,667             116,632              37,229              80,314                 991
          5,616               8,491               4,845               7,105               3,568
          3,471               5,910                 525              15,786              10,868
         30,388             115,785              22,562              60,404                 677
        (36,389)            (91,146)                534             (23,813)                 49
         18,398              50,013               8,556              18,254               1,516
 --------------      --------------      --------------      --------------      --------------
      7,683,610          21,484,020           5,750,328          19,136,861             185,016

             --                  --                  --            (119,030)            (46,262)
 --------------      --------------      --------------      --------------      --------------
      7,683,610          21,484,020           5,750,328          19,017,831             138,754
 --------------      --------------      --------------      --------------      --------------
     (3,272,360)         (6,833,082)         16,438,890          70,109,217             232,208
 --------------      --------------      --------------      --------------      --------------


   (142,087,443)        (57,337,804)        (34,635,928)        (65,306,666)          1,457,312
     32,075,203         477,464,929          71,948,662         120,459,392              76,224
             --                  --                  --                (789)                (60)
 --------------      --------------      --------------      --------------      --------------
   (110,012,240)        420,127,125          37,312,734          55,151,937           1,533,476
 --------------      --------------      --------------      --------------      --------------

    407,265,433       1,187,451,160         246,949,077         685,198,194           5,084,822
             --                  --                  --                 634                  97
 --------------      --------------      --------------      --------------      --------------
    407,265,433       1,187,451,160         246,949,077         685,198,828           5,084,919
 --------------      --------------      --------------      --------------      --------------
    297,253,193       1,607,578,285         284,261,811         740,350,765           6,618,395
 --------------      --------------      --------------      --------------      --------------

 $  293,980,833      $1,600,745,203      $  300,700,701      $  810,459,982      $    6,850,603
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     DOW JONES SELECT                       MORNINGSTAR
                                                                         MICROCAP                        DIVIDEND LEADERS
                                                                        INDEX FUND                          INDEX FUND
                                                                           (FDM)                               (FDL)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019        Year Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    1,355,940   $    1,594,378     $   30,587,584   $   55,726,737
Net realized gain (loss)....................................       1,362,232       13,232,312        104,197,406       64,064,556
Net change in unrealized appreciation (depreciation)........      13,610,741      (35,961,521)        68,523,766     (213,401,301)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................      16,328,913      (21,134,831)       203,308,756      (93,610,008)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (1,101,066)      (1,417,591)       (25,764,481)     (55,170,342)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       4,399,178      140,816,685        710,642,719      387,762,741
Cost of shares redeemed.....................................     (11,335,316)     (76,499,080)      (614,104,954)    (571,798,626)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      (6,936,138)      64,317,605         96,537,765     (184,035,885)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................       8,291,709       41,765,183        274,082,040     (332,816,235)

NET ASSETS:
Beginning of period.........................................     138,776,812       97,011,629      1,386,483,098    1,719,299,333
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  147,068,521   $  138,776,812     $1,660,565,138   $1,386,483,098
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       3,405,000        2,055,000         50,900,002       57,200,002
Shares sold.................................................         100,000        2,850,000         23,450,000       13,450,000
Shares redeemed.............................................        (250,000)      (1,500,000)       (20,150,000)     (19,750,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       3,255,000        3,405,000         54,200,002       50,900,002
                                                              ==============   ==============     ==============   ==============


Page 48                 See Notes to Financial Statements

          FIRST TRUST                         FIRST TRUST                         FIRST TRUST
           US EQUITY                           NYSE ARCA                           DOW JONES
         OPPORTUNITIES                       BIOTECHNOLOGY                         INTERNET
              ETF                             INDEX FUND                          INDEX FUND
             (FPX)                               (FBT)                               (FDN)
-------------------------------     -------------------------------     -------------------------------
  Six Months                          Six Months                          Six Months
    Ended                               Ended                               Ended
  6/30/2019        Year Ended         6/30/2019        Year Ended         6/30/2019        Year Ended
 (Unaudited)       12/31/2018        (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
--------------   --------------     --------------   --------------     --------------   --------------


$    4,896,575   $    8,164,263     $   (3,272,360)  $   (4,195,069)    $   (6,833,082)  $  (21,307,396)
     4,315,043       43,343,388       (110,012,240)     216,117,246        420,127,125      934,554,669
   225,345,280     (144,486,852)       407,265,433     (565,874,934)     1,187,451,160     (796,446,658)
--------------   --------------     --------------   --------------     --------------   --------------

   234,556,898      (92,979,201)       293,980,833     (353,952,757)     1,600,745,203      116,800,615
--------------   --------------     --------------   --------------     --------------   --------------


    (2,548,561)      (8,618,366)                --               --                 --               --
--------------   --------------     --------------   --------------     --------------   --------------


   119,116,209      314,592,694        475,826,176    2,320,112,972      1,330,908,441    4,019,193,398
   (59,771,832)    (282,248,146)      (183,381,616)    (831,758,091)    (1,061,135,958)  (2,610,007,206)
--------------   --------------     --------------   --------------     --------------   --------------

    59,344,377       32,344,548        292,444,560    1,488,354,881        269,772,483    1,409,186,192
--------------   --------------     --------------   --------------     --------------   --------------
   291,352,714      (69,253,019)       586,425,393    1,134,402,124      1,870,517,686    1,525,986,807


   912,478,660      981,731,679      2,342,212,810    1,207,810,686      7,016,807,215    5,490,820,408
--------------   --------------     --------------   --------------     --------------   --------------
$1,203,831,374   $  912,478,660     $2,928,638,203   $2,342,212,810     $8,887,324,901   $7,016,807,215
==============   ==============     ==============   ==============     ==============   ==============


    14,700,002       14,400,002        18 ,850,002        9,700,002         60,150,002       50,000,002
     1,600,000        4,400,000          3,300,000       15,450,000          9,450,000       30,750,000
      (850,000)      (4,100,000)        (1,350,000)      (6,300,000)        (7,750,000)     (20,600,000)
--------------   --------------     --------------   --------------     --------------   --------------
    15,450,002       14,700,002         20,800,002       18,850,002         61,850,002       60,150,002
==============   ==============     ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                            ETF                             INDEX FUND
                                                                          (FTCS)                               (FVD)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019        Year Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $   16,438,890   $   12,868,717     $   70,109,217   $  102,024,585
Net realized gain (loss)....................................      37,312,734       44,264,086         55,151,937      195,923,909
Net change in unrealized appreciation (depreciation)........     246,949,077     (141,037,098)       685,198,828     (464,993,579)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     300,700,701      (83,904,295)       810,459,982     (167,045,085)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................     (12,862,231)     (13,023,451)       (54,744,495)    (102,072,326)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................   1,463,581,150    1,360,944,668      2,213,642,241    2,031,003,840
Cost of shares redeemed.....................................    (656,126,430)    (511,985,305)      (862,629,940)  (1,582,233,890)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     807,454,720      848,959,363      1,351,012,301      448,769,950
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................   1,095,293,190      752,031,617      2,106,727,788      179,652,539

NET ASSETS:
Beginning of period.........................................   1,376,131,097      624,099,480      4,374,482,894    4,194,830,355
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $2,471,424,287   $1,376,131,097     $6,481,210,682   $4,374,482,894
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................      28,500,002       12,250,002        150,487,986      136,037,986
Shares sold.................................................      27,150,000       26,050,000         68,600,000       66,050,000
Shares redeemed.............................................     (11,850,000)      (9,800,000)       (26,900,000)     (51,600,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................      43,800,002       28,500,002        192,187,986      150,487,986
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

          FIRST TRUST
       VALUE LINE(R) 100
     EXCHANGE-TRADED FUND
             (FVL)
-------------------------------
  Six Months
    Ended
  6/30/2019        Year Ended
 (Unaudited)       12/31/2018
--------------   --------------


$      232,208   $      285,088
     1,533,476       (7,657,763)
     5,084,919       (2,046,735)
--------------   --------------

     6,850,603       (9,419,410)
--------------   --------------


      (185,609)        (292,079)
--------------   --------------


            --       39,520,882
    (1,070,564)     (49,060,514)
--------------   --------------

    (1,070,564)      (9,539,632)
--------------   --------------
     5,594,430      (19,251,121)


    36,506,207       55,757,328
--------------   --------------
$   42,100,637   $   36,506,207
==============   ==============


     1,939,982        2,389,982
            --        1,650,000
       (50,000)      (2,100,000)
--------------   --------------
     1,889,982        1,939,982
==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     40.76     $    47.21     $    43.98     $    32.92     $    33.21     $    32.47
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.42           0.56           0.42           0.49           0.49           0.23
Net realized and unrealized gain (loss)            4.34          (6.50)          3.27          11.07          (0.30)          0.76
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   4.76          (5.94)          3.69          11.56           0.19           0.99
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.34)         (0.51)         (0.46)         (0.50)         (0.48)         (0.25)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     45.18     $    40.76     $    47.21     $    43.98     $    32.92     $    33.21
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  11.67%        (12.68)%         8.44%         35.45%          0.55%          3.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   147,069      $ 138,777     $   97,012     $  116,776     $   49,551     $   51,648
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.70% (b)      0.73%          0.71%          0.75%          0.73%          0.70%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              1.82% (b)      1.29%          0.89%          1.52%          1.46%          0.71%
Portfolio turnover rate (c)                           7%            75%            55%            48%            63%            49%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     27.24     $    30.06     $    27.75     $    23.69     $    23.94     $    21.93
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.57           1.09           0.93           0.82           0.86           0.80
Net realized and unrealized gain (loss)            3.31          (2.83)          2.34           4.05          (0.25)          2.01
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   3.88          (1.74)          3.27           4.87           0.61           2.81
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.48)         (1.08)         (0.96)         (0.81)         (0.86)         (0.80)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     30.64     $    27.24     $    30.06     $    27.75     $    23.69     $    23.94
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  14.28%         (5.87)%        11.93%         20.72%          2.73%         12.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 1,660,565     $1,386,483     $1,719,299     $1,778,464     $  875,294     $  985,151
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.46% (b)      0.47%          0.47%          0.48%          0.48%          0.49%
Ratio of net expenses to average
   net assets                                      0.45% (b)      0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                              3.93% (b)      3.70%          3.18%          3.27%          3.59%          3.55%
Portfolio turnover rate (c)                          30%            39%            43%            50%            61%            40%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     62.07     $    68.18     $    54.10     $    51.11     $    50.32     $    45.34
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.32           0.52           0.43           0.31           0.31           0.41
Net realized and unrealized gain (loss)           15.70          (6.08)         14.12           3.10           0.80           4.97
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  16.02          (5.56)         14.55           3.41           1.11           5.38
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.17)         (0.55)         (0.47)         (0.42)         (0.32)         (0.40)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     77.92     $    62.07     $    68.18     $    54.10     $    51.11     $    50.32
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  25.81%         (8.22)%        26.96%          6.70%          2.19%         11.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 1,203,831     $  912,479     $  981,732     $  614,024     $  789,693     $  535,943
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.58% (b)      0.59%          0.59%          0.60%          0.60%          0.60%
Ratio of net expenses to average
   net assets                                      0.58% (b)      0.59%          0.59%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.91% (b)      0.74%          0.71%          0.58%          0.61%          0.89%
Portfolio turnover rate (c)                          38%            57%            31%            41%            41%            46%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    124.26     $   124.52     $    90.89     $   113.06     $   101.99     $    69.12
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.16)         (0.22)         (0.08)         (0.32)          0.09           0.04
Net realized and unrealized gain (loss)           16.70          (0.04)         33.71         (21.85)         11.11          32.88
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  16.54          (0.26)         33.63         (22.17)         11.20          32.92
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                --             --             --             --          (0.13)         (0.05)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    140.80     $   124.26     $   124.52     $    90.89     $   113.06     $   101.99
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  13.32%         (0.21)%        36.99%        (19.60)%        10.97%         47.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 2,928,638     $2,342,213     $1,207,811     $  804,385     $3,437,024     $2,126,581
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.54% (b)      0.57%          0.56%          0.56%          0.55%          0.58%
Ratio of net expenses to average
   net assets                                      0.54% (b)      0.57%          0.56%          0.56%          0.55%          0.58%
Ratio of net investment income (loss) to
   average net assets                             (0.23)%(b)     (0.21)%        (0.08)%        (0.27)%         0.08%          0.06%
Portfolio turnover rate (c)                          17%            37%            36%            42%            30%            58%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    116.66     $   109.82     $    79.79     $    74.64     $    61.30     $    59.84
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.11)         (0.35)         (0.28)         (0.27)         (0.14)         (0.08)
Net realized and unrealized gain (loss)           27.14           7.19          30.31           5.42          13.48           1.54
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  27.03           6.84          30.03           5.15          13.34           1.46
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                --            --              --             --             --             --
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    143.69     $   116.66     $   109.82     $    79.79     $    74.64     $    61.30
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  23.18%          6.23%         37.62%          6.91%         21.77%          2.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 8,887,325     $7,016,807     $5,490,820     $3,486,734     $4,914,821     $1,976,793
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.52% (b)      0.52%          0.53%          0.54%          0.54%          0.54%
Ratio of net expenses to average
   net assets                                      0.52% (b)      0.52%          0.53%          0.54%          0.54%          0.54%
Ratio of net investment income (loss) to
   average net assets                             (0.16)%(b)     (0.27)%        (0.32)%        (0.35)%        (0.29)%        (0.13)%
Portfolio turnover rate (c)                          11%            21%            22%            21%            28%            27%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     48.29     $    50.95     $    40.79     $    38.12     $    38.08     $    33.70
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.41           0.60           0.59           0.58           0.57           0.72
Net realized and unrealized gain (loss)            8.06          (2.65)         10.16           2.67           0.04           4.43
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   8.47          (2.05)         10.75           3.25           0.61           5.15
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.33)         (0.61)         (0.59)         (0.58)         (0.57)         (0.77)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     56.43     $    48.29     $    50.95     $    40.79     $    38.12     $    38.08
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  17.57%         (4.09)%        26.49%          8.57%          1.64%         15.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 2,471,424     $1,376,131     $  624,099     $  320,190     $  165,815     $   85,686
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
    net assets                                     0.58% (b)      0.60%          0.61%          0.64%          0.65%          0.66%
Ratio of net expenses to average
   net assets                                      0.58% (b)      0.60%          0.61%          0.64%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                              1.66% (b)      1.30%          1.33%          1.55%          1.59%          2.07%
Portfolio turnover rate (c)                          77%           117%            85%            85%            96%            89%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     29.07     $    30.84     $    28.02     $    23.86     $    24.13     $    21.36
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.39           0.73           0.63           0.56           0.55           0.58
Net realized and unrealized gain (loss)            4.57          (1.77)          2.84           4.17          (0.26)          2.78
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   4.96          (1.04)          3.47           4.73           0.29           3.36
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.31)         (0.73)         (0.65)         (0.57)         (0.56)         (0.59)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     33.72     $    29.07     $    30.84     $    28.02     $    23.86     $    24.13
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  17.08%         (3.44)%        12.48%         19.94%          1.26%         15.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 6,481,211     $4,374,483     $4,194,830     $2,892,982     $1,188,031     $1,089,299
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.70% (b)      0.72%          0.72%          0.73%          0.74%          0.75%
Ratio of net expenses to average
   net assets                                      0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                              2.58% (b)      2.40%          2.19%          2.31%          2.40%          2.63%
Portfolio turnover rate (c)                          28%            58%            50%            60%            82%            63%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     18.82     $    23.33     $    21.58     $    19.71     $    20.41     $    18.44
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.12           0.13           0.16           0.12           0.07           0.11
Net realized and unrealized gain (loss)            3.44          (4.51)          1.78           1.87          (0.71) (d)      1.98
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   3.56          (4.38)          1.94           1.99          (0.64)          2.09
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.10)         (0.13)         (0.19)         (0.12)         (0.06)         (0.12)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     22.28     $    18.82     $    23.33     $    21.58     $    19.71     $    20.41
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  18.91%        (18.83)%         9.05%         10.14%         (3.13)%(d)     11.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    42,101     $   36,506     $   55,757     $   52,643     $   53,013     $   60,008
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.93% (b)      0.89%          0.85%          0.87%          0.84%          0.84%
Ratio of net expenses to average
   net assets                                      0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                              1.17% (b)      0.56%          0.73%          0.59%          0.32%          0.57%
Portfolio turnover rate (c)                         156%           424%           466%           491%           404%           325%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 55

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN") First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2019, only FDM and FPX had securities in the securities lending program. During the six months ended June 30, 2019, FDM, FPX, FBT, and FDN participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2019, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $    1,417,591        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        55,170,342                  --                   --
First Trust US Equity Opportunities ETF                                     8,618,366                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                           13,023,451                  --                   --
First Trust Value Line(R) Dividend Index Fund                             102,072,326                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            292,079                  --                   --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------   -----------------
First Trust Dow Jones Select MicroCap Index Fund                        $     200,386        $(16,493,170)       $ (27,167,578)
First Trust Morningstar Dividend Leaders Index Fund                           135,366         (83,142,112)         (90,329,172)
First Trust US Equity Opportunities ETF                                            --        (104,241,056)          35,844,172
First Trust NYSE Arca Biotechnology Index Fund                                     --        (136,416,636)        (564,687,926)
First Trust Dow Jones Internet Index Fund                                          --        (150,836,952)          93,036,664
First Trust Capital Strength ETF                                                   --         (43,880,883)         (64,995,316)
First Trust Value Line(R) Dividend Index Fund                                      --         (69,543,177)        (214,226,024)
First Trust Value Line(R) 100 Exchange-Traded Fund                                 --         (13,408,733)          (1,380,869)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of June 30, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                                  Post
                                                              Enactment -
                                                             No Expiration
                                                          --------------------
First Trust Dow Jones Select MicroCap Index Fund            $     16,493,170
First Trust Morningstar Dividend Leaders Index Fund               83,142,112
First Trust US Equity Opportunities ETF                          104,241,056
First Trust NYSE Arca Biotechnology Index Fund                   136,416,636
First Trust Dow Jones Internet Index Fund                        150,836,952
First Trust Capital Strength ETF                                  43,880,883
First Trust Value Line(R) Dividend Index Fund                     69,543,177
First Trust Value Line(R) 100 Exchange-Traded Fund                13,408,733

During the taxable year ended December 31, 2018, the following Fund utilized capital loss carryforwards in the following amount:

                                                             Post-Enactment
                                                              Capital Loss
                                                              Carryforward
                                                                Utilized
                                                          --------------------
First Trust NYSE Arca Biotechnology Index Fund              $     66,225,459

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2019 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018   6/30/2019      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust Dow Jones Select MicroCap
   Index Fund                             $  76,567   $          --   $   36,843   $   97,709   $  162,786   $   76,567   $  373,905
First Trust Morningstar Dividend
   Leaders Index Fund                        58,467              --      229,632      289,110      256,355       58,467      833,564
First Trust Value Line(R) Dividend
   Index Fund                               119,030              --      416,233      816,754      768,292      119,030    2,120,309
First Trust Value Line(R) 100 Exchange-
   Traded Fund                               46,262              --       42,166       82,527       94,969       46,262      265,924

First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund and First Trust Capital Strength ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    11,558,028   $    10,415,493
First Trust Morningstar Dividend Leaders Index Fund                   469,519,832       466,734,126
First Trust US Equity Opportunities ETF                               407,227,294       406,020,877
First Trust NYSE Arca Biotechnology Index Fund                        480,449,588       483,718,318
First Trust Dow Jones Internet Index Fund                             917,728,442       930,682,709
First Trust Capital Strength ETF                                    1,521,135,220     1,516,847,092
First Trust Value Line(R) Dividend Index Fund                       1,545,009,398     1,529,734,631
First Trust Value Line(R) 100 Exchange-Traded Fund                     62,242,380        62,005,610

For the six months ended June 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $     4,392,930   $    11,303,175
First Trust Morningstar Dividend Leaders Index Fund                   708,675,929       612,389,860
First Trust US Equity Opportunities ETF                               118,227,467        58,609,605
First Trust NYSE Arca Biotechnology Index Fund                        475,312,976       183,313,025
First Trust Dow Jones Internet Index Fund                           1,329,245,599     1,057,373,496
First Trust Capital Strength ETF                                    1,461,045,786       656,031,734
First Trust Value Line(R) Dividend Index Fund                       2,206,733,107       864,710,202
First Trust Value Line(R) 100 Exchange-Traded Fund                             --         1,070,604

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 for each Fund, except First Trust Dow Jones Select MicroCap Index Fund and First Trust Value Line(R) Dividend Index Fund for which the Creation Transaction Fee is $1,000. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 for each Fund, except First Trust Dow Jones Select MicroCap Index Fund and First Trust Value Line(R) Dividend Index Fund for which the Redemption Transaction Fee is $1,000. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Value Line(R) 100 Exchange-Traded Fund (FVL) First Trust Value Line(R) Dividend Index Fund (FVD)
      First Trust Dow Jones Select MicroCap Index Fund (FDM) First Trust Morningstar Dividend Leaders Index Fund (FDL) First Trust US Equity Opportunities ETF (FPX)
      First Trust NYSE Arca Biotechnology Index Fund (FBT) First Trust Dow Jones Internet Index Fund (FDN)
      First Trust Capital Strength ETF (FTCS)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2021. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FPX was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio of each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2018 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Semi-Annual Report
For the Six Months Ended
June 30, 2019

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  32
   First Trust S&P REIT Index Fund (FRI)....................................  34
   First Trust Water ETF (FIW)..............................................  37
   First Trust Natural Gas ETF (FCG)........................................  38
   First Trust Chindia ETF (FNI)............................................  40
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  43
Statements of Assets and Liabilities........................................  46
Statements of Operations....................................................  48
Statements of Changes in Net Assets.........................................  50
Financial Highlights........................................................  54
Notes to Financial Statements...............................................  59
Additional Information......................................................  68

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2019

Dear Shareholders:

One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. As January 2019 unfolded, the longest partial government shutdown in U.S. history was wrapping up while we were beginning to learn about President Trump's approach to international trade policy. By June's end, trade talks with China were reengaging and the threat of 5% tariffs on Mexican imports was averted. Investors breathed a collective sigh of relief and, once again, the free market began to rally.

At the Markets' close on June 28, 2019, both U.S. and world equities had performed resiliently, as indicated by the S&P 500(R) Index and the MSCI All Country World Index returns of 18.54% and 16.23%, respectively, for the calendar year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.11%, for the same period. The 10-Year U.S. Treasury Note yield fell from over 3% in late 2018 to just above 2% for the six-month period ended June 30, 2019 and the Federal Reserve has clearly indicated that another rate cut is on the way.

Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.

      o     The Consumer Confidence Index of 121.5 for June remains strong.

      o The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.

      o June's unemployment rate of 3.7% barely moved from May's 3.6%, the lowest level since December of 1969.

Before you reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The trade conflict between the U.S. and China was approaching 16-months-old at the close of June 2019. In our opinion, the most notable change in the first half of 2019 was the Trump Administration's ratcheting up of tariffs on roughly $200 billion of imported goods from China. On May 10, 2019, tariffs jumped from 10% to 25%. President Trump continues to threaten China with extending the tariffs to the remaining $300 billion or so in goods shipped to the U.S. annually. The ongoing dispute has become a drag on global growth, according to organizations such as the International Monetary Fund.

While the U.S. economy continues to flourish relative to many other developed and emerging economies, recent data suggests that China's economy is being stressed by the tariffs. China's gross domestic product rose at an annualized pace of 6.2% in the second quarter of 2019, the slowest growth rate in 27 years, according to MarketWatch. CNBC reported that, as of July 1, 2019, the current U.S. economic expansion will become the longest in its history, breaking the previous record of 120 months of growth from March 1991 to March 2001, according to data from the National Bureau of Economic Research.

Investors continue to embrace exchange-traded funds (ETFs) and related exchange-traded products (ETPs). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $5.64 trillion at the end of June 2019, up from $4.99 trillion at this point a year ago, according to its own release. In June 2019, net inflows to ETFs/ETPs listed globally totaled $68.95 billion, bringing year-to-date net inflows to $209.54 billion.

U.S. STOCKS AND BONDS

In the first half of 2019, three of the major U.S. stock indices posted double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 18.54%, 17.97%, and 13.69%, respectively, according to Bloomberg. The S&P 500(R) Index posted its best showing for the first half of a year since 1997, according to CNBC. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Consumer Discretionary, Industrials and Real Estate, up 27.13%, 21.84%, 21.38% and 20.42%, respectively, while the two sectors with the poorest showing, despite generating positive returns, were Health Care, up 8.07%, and Energy, up 13.13%.

At the end of March 2019, both President Trump and White House economic advisor Larry Kudlow called on the Federal Reserve (the "Fed") to lower the federal funds target rate by 50 basis points ("bps"), according to CNBC. While the Fed has yet to make any rate cuts, bond investors, through their purchasing power, pushed the yield on the 10-year Treasury Note (T-Note) down from 2.50% at the close on April 30, 2019 to 2.01% on June 28, 2019, or 49 bps, according to Bloomberg. Investors have signaled to the Fed that they like the idea of a couple of rate cuts over the coming months. The Fed has indicated that it would consider easing rates if the U.S. economy were to weaken.

In the U.S. bond market, all the major bond groups posted positive returns in the first half of 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 9.94%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 3.99%.

FOREIGN STOCKS AND BONDS

The U.S. dollar fell by 0.04% against a basket of major currencies in the first half of 2019, as measured by the U.S. Dollar Index. With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities. In the first half of 2019, foreign stocks and bonds performed well.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 8.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 5.57% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 10.59% (USD), while the MSCI World ex USA Index posted a total return of 14.64%
(USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest U.S. and international non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

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PERFORMANCE
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                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended       (4/19/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    22.36%     10.82%     12.03%      16.63%       10.11%       76.49%    365.78%       256.45%
Market Value                           22.36%     10.60%     12.02%      16.63%       10.11%       76.42%    365.70%       256.40%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted
   Index(SM)                           22.76%     11.51%     12.72%      17.36%       10.80%       81.94%    395.82%       286.87%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%        8.59%       66.33%    294.16%       196.62%
NASDAQ-100 Index(R)                    21.85%     10.16%     16.14%      19.24%       13.03%      111.28%    480.98%       403.70%
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(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        37.35%
Consumer Discretionary                        16.85
Health Care                                   15.94
Communication Services                        13.94
Industrials                                    7.99
Consumer Staples                               5.96
Financials                                     1.00
Utilities                                      0.97
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Western Digital Corp.                          1.20%
Micron Technology, Inc.                        1.15
Electronic Arts, Inc.                          1.08
NVIDIA Corp.                                   1.06
Mylan N.V.                                     1.05
Symantec Corp.                                 1.05
Applied Materials, Inc.                        1.04
QUALCOMM, Inc.                                 1.04
Xilinx, Inc.                                   1.04
KLA-Tencor Corp.                               1.03
                                             -------
   Total                                      10.74%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust
             NASDAQ-100 Equal          NASDAQ-100 Equal       S&P 500(R)       NASDAQ-100
            Weighted Index Fund       Weighted Index(SM)        Index           Index(R)
12/08             $10,000                  $10,000             $10,000          $10,000
06/09              12,369                   12,401              10,316           12,240
12/09              15,955                   16,052              12,646           15,462
06/10              15,055                   15,195              11,805           14,508
12/10              19,344                   19,582              14,552           18,577
06/11              20,797                   21,119              15,427           19,549
12/11              18,807                   19,172              14,858           19,258
06/12              20,533                   20,984              16,268           22,230
12/12              21,601                   22,134              17,236           22,788
06/13              24,971                   25,702              19,618           25,087
12/13              30,230                   31,207              22,818           31,206
06/14              32,642                   33,800              24,447           33,662
12/14              36,014                   37,396              25,943           37,264
06/15              36,868                   38,394              26,262           38,911
12/15              36,816                   38,475              26,301           40,899
06/16              35,756                   37,463              27,311           39,603
12/16              39,400                   41,419              29,447           43,876
06/17              45,637                   48,116              32,197           51,238
12/17              49,648                   52,514              35,874           58,350
06/18              51,991                   55,145              36,825           64,564
12/18              47,088                   50,094              34,302           58,372
06/19              57,610                   61,483              40,662           71,108

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             161             3              0            0
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0
01/01/18 - 12/31/18             148             2              0            0
01/01/19 - 06/30/19              56             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              87             1              0            0
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0
01/01/18 - 12/31/18              99             2              0            0
01/01/19 - 06/30/19              67             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended       (4/19/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    26.26%     12.09%     17.73%      19.39%       12.34%      126.15%    488.49%       364.32%
Market Value                           26.20%     11.90%     17.71%      19.39%       12.34%      125.95%    488.41%       364.25%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector
   Index(SM)                           26.65%     12.77%     18.47%      20.15%       13.05%      133.34%    526.76%       404.44%
S&P 500(R) Index                       18.54%     10.42%     10.71%      14.70%        8.59%       66.33%    294.16%       196.62%
S&P 500 Information Technology
   Index                               27.13%     14.34%     18.53%      18.57%       12.39%      134.01%    449.43%       367.11%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)             LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        87.13%
Communication Services                        10.23
Health Care                                    2.64
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Western Digital Corp.                          3.12%
Micron Technology, Inc.                        3.00
NVIDIA Corp.                                   2.77
Symantec Corp.                                 2.73
Applied Materials, Inc.                        2.71
QUALCOMM, Inc.                                 2.71
Xilinx, Inc.                                   2.70
KLA-Tencor Corp.                               2.69
Broadcom, Inc.                                 2.69
ASML Holding N.V.                              2.68
                                             -------
   Total                                      27.80%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2008 - JUNE 30, 2019

               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/08            $10,000                 $10,000                  $10,000              $10,000
06/09             13,407                  13,452                   12,486               10,316
12/09             17,990                  18,115                   16,171               12,645
06/10             16,623                  16,784                   14,462               11,804
12/10             21,934                  22,220                   17,820               14,551
06/11             22,103                  22,458                   18,187               15,426
12/11             20,673                  21,072                   18,251               14,857
06/12             21,616                  22,102                   20,686               16,267
12/12             22,331                  22,904                   20,957               17,235
06/13             24,948                  25,671                   22,288               19,617
12/13             30,843                  31,840                   26,915               22,817
06/14             34,890                  36,132                   29,321               24,446
12/14             38,501                  40,002                   32,329               25,942
06/15             37,550                  39,122                   32,575               26,261
12/15             37,971                  39,685                   34,246               26,300
06/16             39,084                  40,995                   34,136               27,310
12/16             47,567                  50,073                   38,987               29,448
06/17             56,629                  59,782                   45,704               32,198
12/17             65,579                  69,434                   54,125               35,882
06/18             70,392                  74,746                   60,008               36,833
12/18             62,494                  66,554                   53,971               34,310
06/19             78,905                  84,316                   68,607               40,064

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             171             4              0            0
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 12/31/16             147             0              0            0
01/01/17 - 12/31/17             146             0              0            0
01/01/18 - 12/31/18             132             3              1            0
01/01/19 - 06/30/19              71             0              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              76             1              0            0
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0
01/01/18 - 12/31/18             111             4              0            0
01/01/19 - 06/30/19              52             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    19.93%      9.78%      9.04%      15.15%       8.95%       54.17%     309.75%       189.29%
Market Value                           19.93%      9.78%      9.06%      15.12%       8.95%       54.26%     308.89%       189.30%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector
   Index(SM)                           20.34%     10.47%      9.68%      15.86%       9.63%       58.73%     335.70%       212.32%
Russell 1000(R) Index                  18.84%     10.02%     10.45%      14.77%       8.20%       64.38%     296.42%       165.36%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        27.43%
Health Care                                   23.97
Communication Services                        16.27
Industrials                                   13.11
Consumer Staples                               9.68
Information Technology                         6.35
Financials                                     1.62
Utilities                                      1.57
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Electronic Arts, Inc.                          1.72%
JD.com, Inc., ADR                              1.69
Walgreens Boots Alliance, Inc.                 1.69
Mylan N.V.                                     1.68
American Airlines Group, Inc.                  1.67
J.B. Hunt Transport Services, Inc.             1.67
Activision Blizzard, Inc.                      1.67
Ctrip.com International Ltd., ADR              1.66
Marriott International, Inc., Class A          1.66
Cintas Corp.                                   1.65
                                             -------
   Total                                      16.76%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/08             $10,000                  $10,000               $10,000
06/09              11,710                   11,742                10,432
12/09              14,675                   14,763                12,843
06/10              14,022                   14,147                12,021
12/10              17,704                   17,920                14,910
06/11              19,839                   20,147                15,860
12/11              17,512                   17,852                15,134
06/12              19,748                   20,183                16,554
12/12              21,069                   21,584                17,620
06/13              25,026                   25,761                20,071
12/13              29,758                   30,715                23,455
06/14              31,121                   32,229                25,160
12/14              34,326                   35,639                26,561
06/15              36,190                   37,699                27,015
12/15              35,955                   37,586                26,804
06/16              33,780                   35,383                27,806
12/16              35,189                   36,961                30,033
06/17              40,214                   42,372                32,817
12/17              42,369                   44,770                36,545
06/18              43,704                   46,306                37,587
12/18              40,007                   42,504                34,798
06/19              47,980                   51,159                41,354

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             151            14              0            0
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0
01/01/18 - 12/31/18              96             2              0            0
01/01/19 - 06/30/19              64             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              79             7              1            0
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0
01/01/18 - 12/31/18             150             3              0            0
01/01/19 - 06/30/19              59             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization clean-energy companies that are publicly traded in the United States. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    20.43%      9.79%      1.46%       4.99%       0.97%        7.51%      62.81%        12.66%
Market Value                           20.81%      9.62%      1.48%       5.01%       0.98%        7.61%      63.10%        12.78%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green
   Energy Index(SM)                    20.51%      9.91%      1.43%       5.05%       1.15%        7.34%      63.66%        15.18%
Russell 2000(R) Index                  16.98%     -3.31%      7.06%      13.45%       6.87%       40.67%     253.13%       127.72%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        43.31%
Industrials                                   18.93
Utilities                                     17.28
Consumer Discretionary                        10.11
Materials                                      8.17
Real Estate                                    1.65
Energy                                         0.55
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    8.58%
Universal Display Corp.                        7.32
ON Semiconductor Corp.                         6.87
Albemarle Corp.                                6.15
Hexcel Corp.                                   5.66
First Solar, Inc.                              4.02
Acuity Brands, Inc.                            3.97
Littelfuse, Inc.                               3.85
Brookfield Renewable Partners, L.P.            3.82
Cree, Inc.                                     3.62
                                             -------
   Total                                      53.86%
                                             =======

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not sponsored, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/08             $10,000                   $10,000                  $10,000
06/09              12,368                    12,402                   10,264
12/09              14,379                    14,472                   12,717
06/10              11,913                    12,025                   12,469
12/10              14,674                    14,863                   16,132
06/11              13,656                    13,885                   17,134
12/11               8,624                     8,798                   15,460
06/12               8,347                     8,498                   16,779
12/12               8,581                     8,682                   17,987
06/13              12,828                    12,944                   20,840
12/13              16,285                    16,438                   24,970
06/14              18,729                    18,910                   25,767
12/14              15,789                    15,924                   26,192
06/15              16,945                    17,093                   27,436
12/15              14,773                    14,909                   25,035
06/16              13,325                    13,414                   25,591
12/16              14,459                    14,514                   30,371
06/17              16,904                    16,989                   31,887
12/17              19,047                    19,165                   34,821
06/18              18,338                    18,469                   37,488
12/18              16,721                    16,842                   30,983
06/19              20,137                    20,296                   36,244

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             122             3              0            0
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0
01/01/18 - 12/31/18             151             2              1            0
01/01/19 - 06/30/19              73             0              0            1


--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             124             3              0            0
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0
01/01/18 - 12/31/18              95             2              0            0
01/01/19 - 06/30/19              50             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index seeks to measure the performance of publicly-traded REITs domiciled in the United States that meet certain eligibility requirements. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    16.37%     10.28%      7.06%      14.83%       4.58%       40.65%     298.64%        72.18%
Market Value                           16.33%     10.24%      7.05%      14.83%       4.57%       40.59%     298.47%        72.13%

INDEX PERFORMANCE
S&P United States REIT Index*          16.74%     10.80%      7.62%      15.43%        N/A        44.35%     319.84%         N/A
FTSE EPRA/NAREIT North America
   Index                               16.82%     10.50%      7.20%      15.03%       4.85%       41.54%     305.72%        77.76%
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%       7.90%       62.46%     293.01%       151.71%
------------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Residential                                   19.18%
Retail                                        17.21
Specialized                                   15.57
Health Care                                   13.22
Office                                        12.56
Industrial                                    10.41
Diversified                                    6.19
Hotel & Resort                                 5.66
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Prologis, Inc.                                 5.72%
Simon Property Group, Inc.                     5.59
Public Storage                                 4.05
Welltower, Inc.                                3.74
AvalonBay Communities, Inc.                    3.21
Equity Residential                             3.18
Ventas, Inc.                                   2.86
Digital Realty Trust, Inc.                     2.78
Realty Income Corp.                            2.46
Boston Properties, Inc.                        2.26
                                             -------
   Total                                      35.85%
                                             =======

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 DECEMBER 31, 2008 - JUNE 30, 2019

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/08             $10,000                 $10,000                 $10,000                $10,000
06/09               8,731                   8,757                   8,993                 10,420
12/09              12,801                  12,859                  13,222                 12,834
06/10              13,500                  13,593                  13,900                 12,058
12/10              16,351                  16,521                  17,009                 15,007
06/11              17,986                  18,219                  18,807                 15,960
12/11              17,642                  17,920                  18,401                 15,160
06/12              20,225                  20,595                  21,091                 16,573
12/12              20,710                  21,143                  21,741                 17,649
06/13              21,971                  22,502                  22,763                 20,130
12/13              21,088                  21,649                  22,019                 23,570
06/14              24,749                  25,468                  25,780                 25,206
12/14              27,333                  28,203                  28,219                 26,529
06/15              25,603                  26,483                  26,509                 27,044
12/15              27,871                  28,919                  28,730                 26,657
06/16              31,483                  32,762                  32,499                 27,622
12/16              30,079                  31,376                  31,079                 30,050
06/17              30,614                  32,025                  31,642                 32,733
12/17              31,217                  32,736                  32,499                 36,399
06/18              31,564                  33,184                  33,022                 37,571
12/18              29,907                  31,494                  31,232                 34,495
06/19              34,803                  36,766                  36,485                 40,949

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             193             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             156             0              0            0
01/01/17 - 12/31/17             106             0              0            0
01/01/18 - 12/31/18              86             3              1            0
01/01/19 - 06/30/19              75             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              59             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16              96             0              0            0
01/01/17 - 12/31/17             145             0              0            0
01/01/18 - 12/31/18             160             0              1            0
01/01/19 - 06/30/19              49             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenue from the potable water and wastewater industry, according to Clean Edge. The Index is rebalanced semi-annually. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    25.01%     14.82%     10.49%      13.97%        9.53%      64.66%     269.67%       201.94%
Market Value                           25.07%     14.75%     10.50%      13.95%        9.53%      64.71%     269.19%       201.92%

INDEX PERFORMANCE
ISE Clean Edge Water Index             25.40%     15.46%     11.05%      14.66%       10.19%      68.89%     292.84%       225.12%
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%        7.90%      62.46%     293.01%       151.71%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   56.51%
Utilities                                     21.65
Health Care                                   12.48
Materials                                      4.33
Information Technology                         4.06
Consumer Staples                               0.97
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
IDEXX Laboratories, Inc.                       4.83%
IDEX Corp.                                     4.42
Ecolab, Inc.                                   4.33
Tetra Tech, Inc.                               4.24
American Water Works Co., Inc.                 4.23
Roper Technologies, Inc.                       4.19
Danaher Corp.                                  4.17
Xylem, Inc.                                    4.10
AECOM                                          3.96
Flowserve Corp.                                3.84
                                             -------
   Total                                      42.31%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/08         $10,000          $10,000             $10,000
06/09          10,320           10,362              10,420
12/09          12,031           12,121              12,834
06/10          11,357           11,479              12,058
12/10          14,376           14,591              15,007
06/11          15,049           15,329              15,960
12/11          13,568           13,868              15,160
06/12          14,914           15,306              16,573
12/12          17,209           17,720              17,649
06/13          18,429           19,056              20,130
12/13          22,529           23,372              23,570
06/14          23,171           24,104              25,206
12/14          22,610           23,598              26,529
06/15          21,113           22,102              27,044
12/15          20,391           21,415              26,657
06/16          23,937           25,227              27,622
12/16          26,958           28,486              30,050
06/17          29,433           31,115              32,733
12/17          33,495           35,512              36,399
06/18          33,227           35,256              37,571
12/18          30,516           32,460              34,490
06/19          38,148           40,705              40,943

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             195             0              0            0
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0
01/01/18 - 12/31/18             177             5              1            1
01/01/19 - 06/30/19             107             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              56             1              0            0
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0
01/01/18 - 12/31/18              65             1              0            1
01/01/19 - 06/30/19              16             0              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in equity securities that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenue from mid-stream securities and/or the exploration and production of natural gas. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    -0.19%     -36.91%    -33.03%    -12.78%      -13.81%      -86.53%     -74.53%       -83.56%
Market Value                           -0.26%     -37.01%    -33.05%    -12.80%      -13.82%      -86.55%     -74.58%       -83.57%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index        0.17%     -36.66%    -33.03%    -12.46%      -13.48%      -86.53%     -73.57%       -82.77%
S&P Composite 1500(R) Energy Index     12.29%     -15.66%     -6.67%      4.48%        1.51%      -29.19%      55.06%        20.02%
Russell 3000(R) Index                  18.71%       8.98%     10.19%     14.67%        7.90%       62.46%     293.01%       151.71%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            83.35%
Oil & Gas Storage & Transportation            15.03
Integrated Oil & Gas                           1.62
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Matador Resources Co.                          5.31%
Continental Resources, Inc.                    5.28
Devon Energy Corp.                             4.98
PDC Energy, Inc.                               4.91
Concho Resources, Inc.                         4.62
Noble Energy, Inc.                             4.60
Cimarex Energy Co.                             4.56
Murphy Oil Corp.                               4.36
Encana Corp.                                   4.28
Cabot Oil & Gas Corp.                          4.03
                                             -------
   Total                                      46.93%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        DECEMBER 31, 2008 - JUNE 30, 2019

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/08           $10,000                    $10,000                     $10,000                      $10,000
06/09            10,816                     10,834                      10,420                        9,910
12/09            14,920                     14,988                      12,834                       11,641
06/10            12,991                     13,116                      12,058                       10,263
12/10            16,744                     17,044                      15,007                       14,129
06/11            18,454                     18,852                      15,960                       15,752
12/11            15,599                     15,990                      15,160                       14,682
06/12            14,120                     14,519                      16,573                       14,250
12/12            13,492                     13,921                      17,649                       15,319
06/13            13,893                     14,360                      20,130                       16,808
12/13            16,884                     17,503                      23,570                       19,210
06/14            20,462                     21,259                      25,206                       21,700
12/14             9,791                     10,147                      26,529                       17,449
06/15             8,347                      8,575                      27,044                       16,631
12/15             4,005                      4,091                      26,657                       13,598
06/16             4,442                      4,526                      27,622                       15,715
12/16             4,785                      4,900                      30,050                       17,310
06/17             3,812                      3,917                      32,733                       14,918
12/17             4,233                      4,367                      36,399                       16,956
06/18             4,368                      4,521                      37,571                       18,216
12/18             2,761                      2,859                      34,490                       13,682
06/19             2,756                      2,864                      40,943                       15,364

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             140             1              0            0
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0
01/01/18 - 12/31/18             104             6              2            0
01/01/19 - 06/30/19              69             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             111             0              0            0
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0
01/01/18 - 12/31/18             137             2              0            0
01/01/19 - 06/30/19              54             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is a modified market capitalization weighted index designed to track the performance of U.S.-listed securities issued by small, mid and large capitalization companies domiciled in China or India. The Index is rebalanced semi-annually. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    16.20%     -6.02%      5.00%       9.42%       6.08%       27.64%     145.92%       104.82%
Market Value                           16.32%     -5.97%      5.04%       9.40%       6.08%       27.86%     145.56%       104.76%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                  16.49%     -5.50%      5.52%       9.95%       6.63%       30.82%     158.18%       118.16%
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%       7.90%       62.46%     293.01%       151.71%
MSCI Emerging Markets Index            10.59%      1.21%      2.49%       5.81%       2.93%       13.07%      75.87%        41.96%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        38.07%
Communication Services                        20.85
Financials                                    16.62
Information Technology                        13.23
Health Care                                    5.08
Materials                                      2.08
Industrials                                    2.07
Energy                                         2.00
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
JD.com, Inc., ADR                              7.77%
Alibaba Group Holding Ltd., ADR                7.50
Baidu, Inc., ADR                               7.05
ICICI Bank Ltd., ADR                           6.93
HDFC Bank Ltd., ADR                            6.92
Infosys Ltd., ADR                              6.75
Ctrip.com International Ltd., ADR              4.03
Pinduoduo, Inc., ADR                           4.01
NetEase, Inc., ADR                             3.89
Dr. Reddy's Laboratories Ltd., ADR             3.71
                                             -------
   Total                                      58.56%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2008 - JUNE 30, 2019

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/08         $10,000                  $10,000                    $10,000                   $10,000
06/09          13,956                   14,012                     10,420                    13,601
12/09          18,157                   18,288                     12,834                    17,850
06/10          17,661                   17,851                     12,058                    16,749
12/10          21,508                   21,842                     15,007                    21,219
06/11          21,861                   22,325                     15,960                    21,406
12/11          15,913                   16,199                     15,160                    17,311
06/12          16,871                   17,200                     16,573                    17,991
12/12          18,634                   19,037                     17,649                    20,465
06/13          18,863                   19,328                     20,130                    18,506
12/13          25,305                   25,969                     23,570                    19,931
06/14          26,887                   27,652                     25,206                    21,155
12/14          25,906                   26,684                     26,529                    19,496
06/15          27,748                   28,635                     27,044                    20,071
12/15          25,822                   26,725                     26,657                    16,587
06/16          24,882                   25,822                     27,622                    17,650
12/16          25,268                   26,318                     30,050                    18,442
06/17          32,437                   33,869                     32,733                    21,841
12/17          37,234                   38,949                     36,399                    25,318
06/18          36,515                   38,283                     37,571                    23,632
12/18          29,533                   31,055                     34,490                    21,626
06/19          34,317                   36,176                     40,943                    23,917

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              96             0              0            0
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0
01/01/18 - 12/31/18             143             1              0            1
01/01/19 - 06/30/19              46             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             155             1              0            0
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0
01/01/18 - 12/31/18             105             1              0            0
01/01/19 - 06/30/19              78             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (6/29/09)      Ended      Ended       (6/29/09)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    12.22%     -10.47%     7.61%      10.97%       10.78%      44.29%     183.18%       178.36%
Market Value
                                       12.23%     -10.54%     7.61%      10.78%       10.77%      44.31%     178.27%       178.27%
INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community
   Bank Index(SM)                      12.59%      -9.96%     8.27%      11.67%       11.48%      48.76%     201.66%       196.52%
S&P Composite 1500(R) Financials
   Index                               17.18%       5.48%    10.68%      13.37%       13.25%      66.07%     250.62%       247.20%
Russell 3000(R) Index                  18.71%       8.98%    10.19%      14.67%       14.58%      62.46%     293.01%       290.05%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         87.99%
Thrifts & Mortgage Finance                    11.73
IT Services                                    0.28
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                        2.75%
Commerce Bancshares, Inc.                      2.66
BOK Financial Corp.                            2.18
Popular, Inc.                                  2.11
TFS Financial Corp.                            2.04
First Citizens BancShares, Inc., Class A       1.88
PacWest Bancorp                                1.86
Pinnacle Financial Partners, Inc.              1.78
First Financial Bankshares, Inc.               1.69
Wintrust Financial Corp.                       1.67
                                             -------
   Total                                      20.62%
                                             =======

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2008 - JUNE 30, 2019

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
06/09          $10,000                $10,000                    $10,000                    $10,000
12/09           11,280                 11,318                     12,112                     12,224
06/10           11,438                 11,505                     11,744                     11,484
12/10           12,721                 12,846                     13,722                     14,293
06/11           12,520                 12,688                     13,420                     15,201
12/11           11,898                 12,095                     11,662                     14,439
06/12           13,081                 13,343                     13,227                     15,785
12/12           13,507                 13,817                     14,806                     16,809
06/13           16,006                 16,427                     17,584                     19,172
12/13           19,302                 19,873                     19,879                     22,448
06/14           19,296                 19,929                     20,907                     24,006
12/14           19,827                 20,537                     22,839                     25,266
06/15           21,637                 22,484                     22,892                     25,756
12/15           21,390                 22,288                     22,677                     25,388
06/16           21,026                 21,976                     22,310                     26,307
12/16           29,426                 30,865                     28,184                     28,619
06/17           28,402                 29,883                     29,940                     31,175
12/17           29,581                 31,239                     34,069                     34,674
06/18           31,092                 32,931                     32,917                     35,790
12/18           24,805                 26,338                     29,629                     32,855
06/19           27,836                 29,654                     34,719                     39,002

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             115             9              0            0
01/01/15 - 12/31/15             137             5              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             128             5              0            0
01/01/18 - 12/31/18             125            12              0            0
01/01/19 - 06/30/19               7             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             116            12              0            0
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17             116             1              1            0
01/01/18 - 12/31/18             106             7              1            0
01/01/19 - 06/30/19             117             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2019 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2019      JUNE 30, 2019       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $1,223.60            0.58%              $3.20
Hypothetical (5% return before expenses)             $1,000.00           $1,021.92            0.58%              $2.91

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $1,262.60            0.57%              $3.20
Hypothetical (5% return before expenses)             $1,000.00           $1,021.97            0.57%              $2.86

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $1,199.30            0.60%              $3.27
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $1,204.30            0.60%              $3.28
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $1,163.70            0.50%              $2.68
Hypothetical (5% return before expenses)             $1,000.00           $1,022.32            0.50%              $2.51

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $1,250.10            0.55%              $3.07
Hypothetical (5% return before expenses)             $1,000.00           $1,022.07            0.55%              $2.76

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2019      JUNE 30, 2019       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $  998.10            0.60%              $2.97
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $1,162.00            0.59%              $3.16
Hypothetical (5% return before expenses)             $1,000.00           $1,021.87            0.59%              $2.96

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $1,122.20            0.60%              $3.16
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2019 through June 30, 2019), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AIRLINES -- 2.0%
     239,146 American Airlines Group, Inc.     $    7,798,551
      87,876 United Airlines Holdings, Inc. (a)     7,693,544
                                               --------------
                                                   15,492,095
                                               --------------
             AUTOMOBILES -- 1.0%
      35,146 Tesla, Inc. (a) (b)                    7,853,725
                                               --------------
             BEVERAGES -- 2.0%
     121,838 Monster Beverage Corp. (a)             7,776,919
      57,523 PepsiCo, Inc.                          7,542,991
                                               --------------
                                                   15,319,910
                                               --------------
             BIOTECHNOLOGY -- 8.9%
      60,343 Alexion Pharmaceuticals, Inc. (a)      7,903,726
      41,827 Amgen, Inc.                            7,707,880
      32,981 Biogen, Inc. (a)                       7,713,267
      89,412 BioMarin Pharmaceutical, Inc. (a)      7,658,138
      78,860 Celgene Corp. (a)                      7,289,818
     111,969 Gilead Sciences, Inc.                  7,564,626
      88,339 Incyte Corp. (a)                       7,505,281
      24,325 Regeneron Pharmaceuticals,
                Inc. (a)                            7,613,725
      42,314 Vertex Pharmaceuticals, Inc. (a)       7,759,541
                                               --------------
                                                   68,716,002
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      33,103 Cintas Corp.                           7,855,011
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.9%
     133,091 Cisco Systems, Inc.                    7,284,070
                                               --------------
             ELECTRIC UTILITIES -- 1.0%
     126,358 Xcel Energy, Inc.                      7,517,037
                                               --------------
             ENTERTAINMENT -- 5.1%
     169,312 Activision Blizzard, Inc.              7,991,527
      82,300 Electronic Arts, Inc. (a)              8,333,698
      28,926 NetEase, Inc., ADR                     7,398,403
      20,863 Netflix, Inc. (a)                      7,663,397
      68,604 Take-Two Interactive Software,
                Inc. (a)                            7,788,612
                                               --------------
                                                   39,175,637
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      28,726 Costco Wholesale Corp.                 7,591,133
     145,800 Walgreens Boots Alliance, Inc.         7,970,886
                                               --------------
                                                   15,562,019
                                               --------------
             FOOD PRODUCTS -- 2.0%
     248,542 Kraft Heinz (The) Co.                  7,714,744
     138,799 Mondelez International, Inc.,
                Class A                             7,481,266
                                               --------------
                                                   15,196,010
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.9%
      26,892 Align Technology, Inc. (a)             7,360,340
      28,374 IDEXX Laboratories, Inc. (a)           7,812,214
      14,664 Intuitive Surgical, Inc. (a)           7,692,001
                                               --------------
                                                   22,864,555
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.0%
     110,563 Henry Schein, Inc. (a)            $    7,728,354
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
     106,754 Cerner Corp.                           7,825,068
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.0%
      55,994 Marriott International, Inc.,
                Class A                             7,855,398
      91,263 Starbucks Corp.                        7,650,577
      63,162 Wynn Resorts Ltd.                      7,831,457
                                               --------------
                                                   23,337,432
                                               --------------
             INSURANCE -- 1.0%
      40,348 Willis Towers Watson PLC               7,728,256
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.0%
       3,440 Alphabet, Inc., Class A (a)            3,724,832
       3,447 Alphabet, Inc., Class C (a)            3,725,897
      65,762 Baidu, Inc., ADR (a)                   7,717,828
      40,312 Facebook, Inc., Class A (a)            7,780,216
                                               --------------
                                                   22,948,773
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 7.0%
       4,014 Amazon.com, Inc. (a)                   7,601,031
       4,126 Booking Holdings, Inc. (a)             7,735,053
     212,157 Ctrip.com International Ltd.,
                ADR (a)                             7,830,715
     193,439 eBay, Inc.                             7,640,841
      59,026 Expedia Group, Inc.                    7,852,229
     262,046 JD.com, Inc., ADR (a)                  7,937,373
      12,146 MercadoLibre, Inc. (a)                 7,430,558
                                               --------------
                                                   54,027,800
                                               --------------
             IT SERVICES -- 5.8%
      45,394 Automatic Data Processing, Inc.        7,504,990
     119,629 Cognizant Technology Solutions
                Corp., Class A                      7,583,282
      84,388 Fiserv, Inc. (a)                       7,692,810
      88,479 Paychex, Inc.                          7,280,937
      66,101 PayPal Holdings, Inc. (a)              7,565,921
      36,632 VeriSign, Inc. (a)                     7,661,949
                                               --------------
                                                   45,289,889
                                               --------------
             LEISURE PRODUCTS -- 1.0%
      72,029 Hasbro, Inc.                           7,612,025
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      21,506 Illumina, Inc. (a)                     7,917,434
                                               --------------
             MACHINERY -- 1.0%
     106,976 PACCAR, Inc.                           7,665,900
                                               --------------
             MEDIA -- 4.9%
      19,461 Charter Communications, Inc.,
                Class A (a)                         7,690,598
     176,656 Comcast Corp., Class A                 7,469,016
     107,618 Fox Corp., Class A                     3,943,123
     108,418 Fox Corp., Class B                     3,960,510
     139,653 Liberty Global PLC, Class A (a)        3,769,234


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
     143,709 Liberty Global PLC, Class C (a)   $    3,812,600
   1,349,167 Sirius XM Holdings, Inc.               7,528,352
                                               --------------
                                                   38,173,433
                                               --------------
             MULTILINE RETAIL -- 1.0%
      69,282 Dollar Tree, Inc. (a)                  7,440,194
                                               --------------
             PHARMACEUTICALS -- 1.0%
     426,603 Mylan N.V. (a)                         8,122,521
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      53,094 Verisk Analytics, Inc.                 7,776,147
                                               --------------
             ROAD & RAIL -- 2.0%
      97,158 CSX Corp.                              7,517,114
      85,349 J.B. Hunt Transport Services, Inc.     7,801,752
                                               --------------
                                                   15,318,866
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 17.5%
     258,967 Advanced Micro Devices, Inc. (a)       7,864,828
      68,409 Analog Devices, Inc.                   7,721,324
     179,428 Applied Materials, Inc.                8,058,111
      38,264 ASML Holding N.V.                      7,956,233
      27,623 Broadcom, Inc.                         7,951,557
     162,161 Intel Corp.                            7,762,647
      67,623 KLA-Tencor Corp.                       7,993,039
      41,819 Lam Research Corp.                     7,855,281
     132,746 Maxim Integrated Products, Inc.        7,940,866
      90,060 Microchip Technology, Inc.             7,808,202
     230,572 Micron Technology, Inc. (a)            8,897,773
      49,874 NVIDIA Corp.                           8,190,807
      78,820 NXP Semiconductors N.V.                7,693,620
     105,716 QUALCOMM, Inc.                         8,041,816
     102,203 Skyworks Solutions, Inc.               7,897,226
      68,317 Texas Instruments, Inc.                7,840,059
      68,005 Xilinx, Inc.                           8,019,150
                                               --------------
                                                  135,492,539
                                               --------------
             SOFTWARE -- 9.8%
      25,657 Adobe, Inc. (a)                        7,559,835
      45,218 Autodesk, Inc. (a)                     7,366,012
     107,618 Cadence Design Systems, Inc. (a)       7,620,431
      67,253 Check Point Software Technologies
                Ltd. (a)                            7,775,119
      77,273 Citrix Systems, Inc.                   7,583,572
      29,054 Intuit, Inc.                           7,592,682
      56,113 Microsoft Corp.                        7,516,897
     372,275 Symantec Corp.                         8,100,704
      59,579 Synopsys, Inc. (a)                     7,667,222
      35,274 Workday, Inc., Class A (a)             7,251,629
                                               --------------
                                                   76,034,103
                                               --------------
             SPECIALTY RETAIL -- 2.9%
      20,534 O'Reilly Automotive, Inc. (a)          7,583,617
      73,540 Ross Stores, Inc.                      7,289,285
      21,536 Ulta Beauty, Inc. (a)                  7,470,623
                                               --------------
                                                   22,343,525
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.2%
      38,525 Apple, Inc.                       $    7,624,868
     124,230 NetApp, Inc.                           7,664,991
     194,732 Western Digital Corp.                  9,259,507
                                               --------------
                                                   24,549,366
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.0%
      42,348 Lululemon Athletica, Inc. (a)          7,631,533
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
     233,891 Fastenal Co.                           7,622,508
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
     100,773 T-Mobile US, Inc. (a)                  7,471,310
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         772,893,047
             (Cost $660,448,446)               --------------

             MONEY MARKET FUNDS -- 0.1%
     667,654 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.25% (c) (d)                         667,654
             (Cost $667,654)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.6%
$  4,956,478 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $4,957,502. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $5,057,853. (d)                     4,956,478
             (Cost $4,956,478)                 --------------

             TOTAL INVESTMENTS -- 100.6%          778,517,179
             (Cost $666,072,578) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.6)%              (4,864,255)
                                               --------------
             NET ASSETS -- 100.0%              $  773,652,924
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,524,602 and the total value of the collateral held by the Fund is $5,624,132.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

JUNE 30, 2019 (UNAUDITED)


(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $141,313,376 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $28,868,775. The net unrealized appreciation was $112,444,601.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   772,893,047     $            --     $            --
Money Market
   Funds                   667,654                  --                  --
Repurchase
   Agreements                   --           4,956,478                  --
                   -------------------------------------------------------
Total Investments  $   773,560,701     $     4,956,478     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    5,524,602
Non-cash Collateral(2)                             (5,524,602)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    4,956,478
Non-cash Collateral(4)                             (4,956,478)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             COMMUNICATIONS EQUIPMENT
                -- 2.5%
   1,093,340 Cisco Systems, Inc.               $   59,838,498
                                               --------------
             ENTERTAINMENT -- 2.5%
     237,482 NetEase, Inc., ADR                    60,740,771
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.6%
     874,641 Cerner Corp.                          64,111,186
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 7.7%
      28,153 Alphabet, Inc., Class A (a)           30,484,068
      28,217 Alphabet, Inc., Class C (a)           30,500,038
     539,590 Baidu, Inc., ADR (a)                  63,326,282
     330,339 Facebook, Inc., Class A (a)           63,755,427
                                               --------------
                                                  188,065,815
                                               --------------
             IT SERVICES -- 5.1%
     979,372 Cognizant Technology Solutions
                Corp., Class A                     62,082,391
     300,466 VeriSign, Inc. (a)                    62,845,469
                                               --------------
                                                  124,927,860
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 45.6%
   2,133,952 Advanced Micro Devices, Inc. (a)      64,808,122
     559,452 Analog Devices, Inc.                  63,145,347
   1,469,769 Applied Materials, Inc.               66,007,326
     312,997 ASML Holding N.V.                     65,081,466
     226,918 Broadcom, Inc.                        65,320,616
   1,327,812 Intel Corp.                           63,562,360
     554,153 KLA-Tencor Corp.                      65,500,885
     342,278 Lam Research Corp.                    64,293,500
   1,087,714 Maxim Integrated Products, Inc.       65,067,051
     738,486 Microchip Technology, Inc.            64,026,736
   1,889,568 Micron Technology, Inc. (a)           72,918,429
     409,719 NVIDIA Corp.                          67,288,151
     644,611 NXP Semiconductors N.V.               62,920,480
     865,658 QUALCOMM, Inc.                        65,850,604
     837,337 Skyworks Solutions, Inc.              64,701,030
     559,999 Texas Instruments, Inc.               64,265,485
     557,493 Xilinx, Inc.                          65,739,575
                                               --------------
                                                1,110,497,163
                                               --------------
             SOFTWARE -- 25.6%
     210,261 Adobe, Inc. (a)                       61,953,404
     370,734 Autodesk, Inc. (a)                    60,392,569
     881,014 Cadence Design Systems, Inc. (a) 62,384,601 550,295 Check Point Software Technologies
                Ltd. (a)                           63,619,605
     632,603 Citrix Systems, Inc.                  62,083,658
     237,994 Intuit, Inc.                          62,194,972
     459,974 Microsoft Corp.                       61,618,117
   3,050,893 Symantec Corp.                        66,387,432
     488,181 Synopsys, Inc. (a)                    62,824,013
     289,218 Workday, Inc., Class A (a)            59,457,436
                                               --------------
                                                  622,915,807
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 8.3%
     315,695 Apple, Inc.                       $   62,482,355
   1,017,322 NetApp, Inc.                          62,768,767
   1,595,171 Western Digital Corp.                 75,850,381
                                               --------------
                                                  201,101,503
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         2,432,198,603
             (Cost $2,039,473,092) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 1,613,695
                                               --------------
             NET ASSETS -- 100.0%              $2,433,812,298
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $457,765,448 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $65,039,937. The net unrealized appreciation was $392,725,511.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $ 2,432,198,603     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 3.3%
      49,111 American Airlines Group, Inc.     $    1,601,510
      17,879 United Airlines Holdings, Inc. (b)     1,565,306
                                               --------------
                                                    3,166,816
                                               --------------
             AUTOMOBILES -- 1.6%
       6,988 Tesla, Inc. (b) (c)                    1,561,539
                                               --------------
             BEVERAGES -- 3.2%
      24,309 Monster Beverage Corp. (b)             1,551,643
      11,574 PepsiCo, Inc.                          1,517,699
                                               --------------
                                                    3,069,342
                                               --------------
             BIOTECHNOLOGY -- 14.2%
      11,711 Alexion Pharmaceuticals, Inc. (b)      1,533,907
       8,286 Amgen, Inc.                            1,526,944
       6,485 Biogen, Inc. (b)                       1,516,647
      17,637 BioMarin Pharmaceutical, Inc. (b)      1,510,609
      15,675 Celgene Corp. (b)                      1,448,997
      22,347 Gilead Sciences, Inc.                  1,509,763
      17,480 Incyte Corp. (b)                       1,485,101
       4,841 Regeneron Pharmaceuticals,
                Inc. (b)                            1,515,233
       8,428 Vertex Pharmaceuticals, Inc. (b)       1,545,527
                                               --------------
                                                   13,592,728
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.7%
       6,672 Cintas Corp.                           1,583,199
                                               --------------
             ELECTRIC UTILITIES -- 1.6%
      25,194 Xcel Energy, Inc.                      1,498,791
                                               --------------
             ENTERTAINMENT -- 6.6%
      33,771 Activision Blizzard, Inc.              1,593,991
      16,264 Electronic Arts, Inc. (b)              1,646,892
       4,199 Netflix, Inc. (b)                      1,542,377
      13,764 Take-Two Interactive Software,
                Inc. (b)                            1,562,627
                                               --------------
                                                    6,345,887
                                               --------------
             FOOD & STAPLES RETAILING -- 3.3%
       5,826 Costco Wholesale Corp.                 1,539,579
      29,560 Walgreens Boots Alliance, Inc.         1,616,045
                                               --------------
                                                    3,155,624
                                               --------------
             FOOD PRODUCTS -- 3.2%
      49,251 Kraft Heinz (The) Co.                  1,528,751
      28,062 Mondelez International, Inc.,
                Class A                             1,512,542
                                               --------------
                                                    3,041,293
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.8%
       5,468 Align Technology, Inc. (b)             1,496,592
       5,660 IDEXX Laboratories, Inc. (b)           1,558,368
       2,941 Intuitive Surgical, Inc. (b)           1,542,701
                                               --------------
                                                    4,597,661
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.6%
      22,187 Henry Schein, Inc. (b)            $    1,550,871
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.9%
      11,311 Marriott International, Inc.,
                Class A                             1,586,820
      18,497 Starbucks Corp.                        1,550,604
      12,761 Wynn Resorts Ltd.                      1,582,236
                                               --------------
                                                    4,719,660
                                               --------------
             INSURANCE -- 1.6%
       8,082 Willis Towers Watson PLC               1,548,026
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 11.4%
         811 Amazon.com, Inc. (b)                   1,535,734
         825 Booking Holdings, Inc. (b)             1,546,636
      43,008 Ctrip.com International Ltd.,
                ADR (b)                             1,587,425
      38,712 eBay, Inc.                             1,529,124
      11,883 Expedia Group, Inc.                    1,580,796
      53,353 JD.com, Inc., ADR (b)                  1,616,062
       2,458 MercadoLibre, Inc. (b)                 1,503,731
                                               --------------
                                                   10,899,508
                                               --------------
             IT SERVICES -- 6.3%
       9,220 Automatic Data Processing, Inc.        1,524,342
      16,948 Fiserv, Inc. (b)                       1,544,980
      17,920 Paychex, Inc.                          1,474,637
      13,342 PayPal Holdings, Inc. (b)              1,527,125
                                               --------------
                                                    6,071,084
                                               --------------
             LEISURE PRODUCTS -- 1.6%
      14,454 Hasbro, Inc.                           1,527,499
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
       4,288 Illumina, Inc. (b)                     1,578,627
                                               --------------
             MACHINERY -- 1.6%
      21,733 PACCAR, Inc.                           1,557,387
                                               --------------
             MEDIA -- 8.1%
       3,928 Charter Communications, Inc.,
                Class A (b)                         1,552,267
      35,593 Comcast Corp., Class A                 1,504,872
      21,427 Fox Corp., Class A                       785,085
      21,606 Fox Corp., Class B                       789,267
      28,190 Liberty Global PLC, Class A (b)          760,848
      28,883 Liberty Global PLC, Class C (b)          766,266
     276,863 Sirius XM Holdings, Inc.               1,544,896
                                               --------------
                                                    7,703,501
                                               --------------
             MULTILINE RETAIL -- 1.6%
      13,820 Dollar Tree, Inc. (b)                  1,484,130
                                               --------------
             PHARMACEUTICALS -- 1.7%
      84,631 Mylan N.V. (b)                         1,611,374
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      10,687 Verisk Analytics, Inc.                 1,565,218
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             ROAD & RAIL -- 3.3%
      19,708 CSX Corp.                         $    1,524,808
      17,438 J.B. Hunt Transport Services, Inc.     1,594,008
                                               --------------
                                                    3,118,816
                                               --------------
             SPECIALTY RETAIL -- 4.7%
       4,121 O'Reilly Automotive, Inc. (b)          1,521,968
      14,914 Ross Stores, Inc.                      1,478,275
       4,357 Ulta Beauty, Inc. (b)                  1,511,400
                                               --------------
                                                    4,511,643
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.6%
       8,525 Lululemon Athletica, Inc. (b)          1,536,290
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.6%
      47,559 Fastenal Co.                           1,549,948
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.6%
      20,481 T-Mobile US, Inc. (b)                  1,518,461
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         95,664,923
             (Cost $78,690,250)                --------------

             MONEY MARKET FUNDS -- 0.2%
     108,446 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class 2.19% (d)                       108,446
     128,608 Goldman Sachs Financial Square
                Treasury Obligations Fund
                2.25% (d) (e)                         128,608
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.2%                               237,054
             (Cost $237,054)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$    954,745 BNP Paribas S.A., 2.48% (d),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $954,943. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $974,273. (e)                         954,745
             (Cost $954,745)                   --------------

             TOTAL INVESTMENTS -- 101.2%           96,856,722
             (Cost $79,882,049) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%              (1,158,375)
                                               --------------
             NET ASSETS -- 100.0%              $   95,698,347
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,064,117 and the total value of the collateral held by the Fund is $1,083,353.

(d)   Rate shown reflects yield as of June 30, 2019.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $22,520,242 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,545,569. The net unrealized appreciation was $16,974,673.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    95,664,923     $            --     $            --
Money Market
   Funds                   237,054                  --                  --
Repurchase
   Agreements                   --             954,745                  --
                   -------------------------------------------------------
Total Investments  $    95,901,977     $       954,745     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

JUNE 30, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    1,064,117
Non-cash Collateral(2)                             (1,064,117)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      954,745
Non-cash Collateral(4)                               (954,745)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 5.6%
      73,959 Hexcel Corp.                      $    5,981,804
                                               --------------
             AUTOMOBILES -- 10.1%
     631,191 NIO, Inc., ADR (a) (b)                 1,609,537
      40,603 Tesla, Inc. (a) (b)                    9,073,147
                                               --------------
                                                   10,682,684
                                               --------------
             CHEMICALS -- 8.2%
      92,315 Albemarle Corp.                        6,499,899
     141,406 Livent Corp. (b)                         978,529
      37,361 Sociedad Quimica y Minera de
                Chile S.A., ADR (a)                 1,162,301
                                               --------------
                                                    8,640,729
                                               --------------
             ELECTRICAL EQUIPMENT -- 13.3%
      30,396 Acuity Brands, Inc.                    4,191,912
      20,744 American Superconductor
                Corp. (a) (b)                         192,504
     225,037 Ballard Power Systems,
                Inc. (a) (b)                          918,151
      58,132 Bloom Energy Corp.,
                Class A (a) (b)                       713,280
      41,508 EnerSys                                2,843,298
     237,690 Plug Power, Inc. (a) (b)                 534,803
     111,506 Sunrun, Inc. (b)                       2,091,853
      33,913 TPI Composites, Inc. (b)                 838,329
      27,609 Vicor Corp. (b)                          857,259
     116,815 Vivint Solar, Inc. (b)                   852,750
                                               --------------
                                                   14,034,139
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 8.7%
     163,756 AVX Corp.                              2,718,349
      38,110 Itron, Inc. (b)                        2,384,543
      23,032 Littelfuse, Inc.                       4,074,591
                                               --------------
                                                    9,177,483
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
      61,851 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        1,742,961
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 17.3%
      97,063 Atlantica Yield PLC                    2,200,418
     116,777 Brookfield Renewable Partners,
                L.P. (c)                            4,039,316
      71,018 Clearway Energy, Inc., Class C         1,197,364
      54,382 NextEra Energy Partners,
                L.P. (c) (d)                        2,623,932
      49,155 Ormat Technologies, Inc.               3,115,935
      95,158 Pattern Energy Group, Inc.,
                Class A                             2,197,198
     202,559 TerraForm Power, Inc., Class A         2,896,594
                                               --------------
                                                   18,270,757
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.5%
      36,435 Renewable Energy Group, Inc. (b)         577,859
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 34.6%
      37,032 Advanced Energy Industries,
                Inc. (b)                       $    2,083,791
      57,566 Canadian Solar, Inc. (b)               1,256,666
      68,173 Cree, Inc. (b)                         3,829,959
       9,756 Daqo New Energy Corp., ADR (b)           413,362
     106,757 Enphase Energy, Inc. (b)               1,946,180
      64,767 First Solar, Inc. (b)                  4,253,897
      28,698 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           622,460
     359,315 ON Semiconductor Corp. (b)             7,261,756
      28,349 Power Integrations, Inc.               2,273,023
      46,051 SolarEdge Technologies, Inc. (b)       2,876,345
     137,921 SunPower Corp. (a) (b)                 1,474,375
      41,131 Universal Display Corp.                7,735,096
      47,143 Veeco Instruments, Inc. (b)              576,087
                                               --------------
                                                   36,602,997
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         105,711,413
             (Cost $88,998,329)                --------------

             MONEY MARKET FUNDS -- 1.2%
   1,335,639 Goldman Sachs Financial Square
                Treasury Obligations Fund
                2.25% (e) (f)                       1,335,639
             (Cost $1,335,639)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 9.4%
$  9,915,407 BNP Paribas S.A., 2.48% (e),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $9,917,456. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $10,118,207. (f)                    9,915,407
             (Cost $9,915,407)                 --------------

             TOTAL INVESTMENTS -- 110.5%          116,962,459
             (Cost $100,249,375) (g)

             NET OTHER ASSETS AND
                LIABILITIES -- (10.5)%            (11,140,385)
                                               --------------
             NET ASSETS -- 100.0%              $  105,822,074
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $10,999,952 and the total value of the collateral held by the Fund is $11,251,046.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").

(d) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

JUNE 30, 2019 (UNAUDITED)


(e)   Rate shown reflects yield as of June 30, 2019.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $24,778,195 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,065,111. The net unrealized appreciation was $16,713,084.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   105,711,413     $            --     $            --
Money Market
   Funds                 1,335,639                  --                  --
Repurchase
   Agreements                   --           9,915,407                  --
                   -------------------------------------------------------
Total Investments  $   107,047,052     $     9,915,407     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   10,999,952
Non-cash Collateral(2)                            (10,999,952)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    9,915,407
Non-cash Collateral(4)                             (9,915,407)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             DIVERSIFIED REITS -- 6.2%
       8,227 American Assets Trust, Inc.       $      387,656
      84,642 Colony Capital, Inc.                     423,210
      24,885 Empire State Realty Trust, Inc.,
                Class A                               368,547
       8,577 Essential Properties Realty Trust,
                Inc.                                  171,883
       5,286 Gladstone Commercial Corp.               112,169
      14,630 Global Net Lease, Inc.                   287,041
      36,476 Lexington Realty Trust                   343,239
      25,874 Liberty Property Trust                 1,294,735
       2,576 One Liberty Properties, Inc.              74,601
       3,493 PS Business Parks, Inc.                  588,675
      35,265 STORE Capital Corp.                    1,170,445
     169,842 VEREIT, Inc.                           1,530,277
      13,966 Washington Real Estate Investment
                Trust                                 373,311
      29,734 WP Carey, Inc.                         2,413,806
                                               --------------
                                                    9,539,595
                                               --------------
             HEALTH CARE REITS -- 13.2%
      16,679 CareTrust REIT, Inc.                     396,627
       3,127 Community Healthcare Trust, Inc.         123,235
       4,703 Global Medical REIT, Inc.                 49,381
      83,408 HCP, Inc.                              2,667,388
      22,548 Healthcare Realty Trust, Inc.            706,203
      35,789 Healthcare Trust of America, Inc.,
                Class A                               981,692
       6,934 LTC Properties, Inc.                     316,606
      68,827 Medical Properties Trust, Inc.         1,200,343
       7,538 National Health Investors, Inc.          588,190
      14,346 New Senior Investment Group, Inc.         96,405
      37,435 Omega Healthcare Investors, Inc.       1,375,736
      32,332 Physicians Realty Trust                  563,870
      31,323 Sabra Health Care REIT, Inc.             616,750
      41,484 Senior Housing Properties Trust          343,073
       2,207 Universal Health Realty Income
                Trust                                 187,441
      64,462 Ventas, Inc.                           4,405,978
      70,662 Welltower, Inc.                        5,761,073
                                               --------------
                                                   20,379,991
                                               --------------
             HOTEL & RESORT REITS -- 5.6%
      36,721 Apple Hospitality REIT, Inc.             582,395
      15,328 Ashford Hospitality Trust, Inc.           45,524
       5,394 Braemar Hotels & Resorts, Inc.            53,401
       8,127 Chatham Lodging Trust                    153,356
      10,604 Chesapeake Lodging Trust                 301,366
      35,153 DiamondRock Hospitality Co.              363,482
       6,296 Hersha Hospitality Trust                 104,136
      28,695 Hospitality Properties Trust             717,375
     129,286 Host Hotels & Resorts, Inc.            2,355,591
      35,175 Park Hotels & Resorts, Inc.              969,423
      22,796 Pebblebrook Hotel Trust                  642,391
      30,302 RLJ Lodging Trust                        537,557
       8,976 Ryman Hospitality Properties, Inc.       727,864
      18,337 Summit Hotel Properties, Inc.            210,325


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      39,898 Sunstone Hotel Investors, Inc.    $      547,002
      19,656 Xenia Hotels & Resorts, Inc.             409,828
                                               --------------
                                                    8,721,016
                                               --------------
             INDUSTRIAL REITS -- 10.4%
      33,422 Americold Realty Trust                 1,083,541
      62,720 Duke Realty Corp.                      1,982,579
       6,413 EastGroup Properties, Inc.               743,780
      22,072 First Industrial Realty Trust,
                Inc.                                  810,925
      11,355 Industrial Logistics Properties
                Trust                                 236,411
       1,711 Innovative Industrial Properties,
                Inc.                                  211,411
      16,436 Monmouth Real Estate Investment
                Corp.                                 222,708
     110,073 Prologis, Inc.                         8,816,847
      18,153 Rexford Industrial Realty, Inc.          732,837
      21,926 STAG Industrial, Inc.                    663,042
      11,016 Terreno Realty Corp.                     540,225
                                               --------------
                                                   16,044,306
                                               --------------
             OFFICE REITS -- 12.5%
      19,707 Alexandria Real Estate Equities,
                Inc.                                2,780,461
      26,964 Boston Properties, Inc.                3,478,356
      30,736 Brandywine Realty Trust                  440,139
       6,916 City Office REIT, Inc.                    82,923
      20,396 Columbia Property Trust, Inc.            423,013
      19,530 Corporate Office Properties Trust        515,006
      25,357 Cousins Properties, Inc.                 917,163
      28,229 Douglas Emmett, Inc.                   1,124,643
      11,870 Easterly Government Properties,
                Inc.                                  214,966
      21,271 Equity Commonwealth                      691,733
      18,712 Franklin Street Properties Corp.         138,095
      18,094 Highwoods Properties, Inc.               747,282
      26,938 Hudson Pacific Properties, Inc.          896,227
      21,059 JBG SMITH Properties                     828,461
      17,620 Kilroy Realty Corp.                    1,300,532
      15,764 Mack-Cali Realty Corp.                   367,144
       8,780 NorthStar Realty Europe Corp.            144,255
       8,392 Office Properties Income Trust           220,458
      35,188 Paramount Group, Inc.                    492,984
      21,917 Piedmont Office Realty Trust, Inc.,
                Class A                               436,806
      14,715 SL Green Realty Corp.                  1,182,644
      30,292 Vornado Realty Trust                   1,941,717
                                               --------------
                                                   19,365,008
                                               --------------
             RESIDENTIAL REITS -- 19.1%
      23,952 American Campus Communities,
                Inc.                                1,105,624
      45,405 American Homes 4 Rent, Class A         1,103,796
      25,970 Apartment Investment &
                Management Co., Class A             1,301,616
      24,326 AvalonBay Communities, Inc.            4,942,557
       3,919 Bluerock Residential Growth
                REIT, Inc.                             46,048
       1,609 BRT Apartments Corp.                      22,735


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
      16,871 Camden Property Trust             $    1,761,164
       2,642 Clipper Realty, Inc.                      29,538
      15,693 Equity LifeStyle Properties, Inc.      1,904,189
      64,646 Equity Residential                     4,907,924
      11,468 Essex Property Trust, Inc.             3,347,853
       8,516 Front Yard Residential Corp.             104,066
      15,676 Independence Realty Trust, Inc.          181,371
       2,051 Investors Real Estate Trust              120,332
      66,876 Invitation Homes, Inc.                 1,787,595
      19,892 Mid-America Apartment
                Communities, Inc.                   2,342,482
       3,713 NexPoint Residential Trust, Inc.         153,718
       7,566 Preferred Apartment Communities,
                Inc., Class A                         113,112
      15,737 Sun Communities, Inc.                  2,017,326
      49,173 UDR, Inc.                              2,207,376
       6,343 UMH Properties, Inc.                      78,717
                                               --------------
                                                   29,579,139
                                               --------------
             RETAIL REITS -- 17.2%
      14,443 Acadia Realty Trust                      395,305
       6,712 Agree Realty Corp.                       429,904
         659 Alexander's, Inc.                        244,028
       9,452 American Finance Trust, Inc.             103,027
      51,999 Brixmor Property Group, Inc.             929,742
      30,272 CBL & Associates Properties, Inc.         31,483
      14,995 Cedar Realty Trust, Inc.                  39,737
      13,071 Federal Realty Investment Trust        1,683,022
       5,938 Getty Realty Corp.                       182,653
      73,646 Kimco Realty Corp.                     1,360,978
      14,647 Kite Realty Group Trust                  221,609
      18,485 Macerich (The) Co.                       619,063
      28,387 National Retail Properties, Inc.       1,504,795
      10,398 Pennsylvania Real Estate
                Investment Trust                       67,587
      54,936 Realty Income Corp.                    3,788,936
      29,160 Regency Centers Corp.                  1,946,138
      19,947 Retail Opportunity Investments
                Corp.                                 341,692
      37,271 Retail Properties of America,
                Inc., Class A                         438,307
       2,758 Retail Value, Inc.                        95,978
      14,022 RPT Realty                               169,806
       2,029 Saul Centers, Inc.                       113,888
       4,858 Seritage Growth Properties,
                Class A                               208,700
      53,918 Simon Property Group, Inc.             8,613,940
      24,889 SITE Centers Corp.                       329,530
       7,531 Spirit MTA REIT                           62,809
      15,240 Spirit Realty Capital, Inc.              650,138
      16,421 Tanger Factory Outlet Centers,
                Inc.                                  266,184
      10,674 Taubman Centers, Inc.                    435,819
      21,011 Urban Edge Properties                    364,121
       5,218 Urstadt Biddle Properties, Inc.,
                Class A                               109,578
      32,544 Washington Prime Group, Inc.             124,318


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      20,877 Weingarten Realty Investors       $      572,447
       6,950 Whitestone REIT                           88,196
                                               --------------
                                                   26,533,458
                                               --------------
             SPECIALIZED REITS -- 15.5%
      20,777 CoreCivic, Inc.                          431,330
       6,439 CoreSite Realty Corp.                    741,580
      32,888 CubeSmart                              1,099,775
      19,749 CyrusOne, Inc.                         1,139,912
      36,345 Digital Realty Trust, Inc.             4,281,078
      13,174 EPR Properties                           982,649
      22,241 Extra Space Storage, Inc.              2,359,770
       5,198 Farmland Partners, Inc.                   36,646
      11,936 Four Corners Property Trust, Inc.        326,211
      35,207 Gaming and Leisure Properties,
                Inc.                                1,372,369
      21,150 GEO Group (The), Inc.                    444,361
       2,803 Gladstone Land Corp.                      32,319
      50,061 Iron Mountain, Inc.                    1,566,909
       8,137 Life Storage, Inc.                       773,666
       9,926 National Storage Affiliates Trust        287,258
      26,191 Public Storage                         6,237,910
       9,659 QTS Realty Trust, Inc., Class A          446,053
       1,398 Safehold, Inc.                            42,220
      63,826 VICI Properties, Inc.                  1,406,725
                                               --------------
                                                   24,008,741
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         154,171,254
             (Cost $162,218,088)               --------------

             MONEY MARKET FUNDS -- 0.1%
     214,419 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class 2.19% (a)                       214,419
             (Cost $214,419)                   --------------

             TOTAL INVESTMENTS -- 99.8%           154,385,673
             (Cost $162,432,507) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                   341,445
                                               --------------
             NET ASSETS -- 100.0%              $  154,727,118
                                               ==============

(a)   Rate shown reflects yield as of June 30, 2019.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,775,404 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $14,822,238. The net unrealized depreciation was $8,046,834.


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)

JUNE 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   154,171,254     $            --     $            --
Money Market
   Funds                   214,419                  --                  --
                   -------------------------------------------------------
Total Investments  $   154,385,673     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BEVERAGES -- 1.0%
     306,491 Primo Water Corp. (a)             $    3,769,839
                                               --------------
             BUILDING PRODUCTS -- 5.8%
     277,065 A.O. Smith Corp.                      13,066,386
     292,985 Advanced Drainage Systems, Inc.        9,606,978
                                               --------------
                                                   22,673,364
                                               --------------
             CHEMICALS -- 4.3%
      85,182 Ecolab, Inc.                          16,818,334
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 4.2%
     209,754 Tetra Tech, Inc.                      16,476,177
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 8.2%
     406,640 AECOM (a)                             15,391,324
     259,002 Aegion Corp. (a)                       4,765,637
      92,170 Valmont Industries, Inc.              11,688,078
                                               --------------
                                                   31,845,039
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.1%
     122,264 Badger Meter, Inc.                     7,297,938
     135,713 Itron, Inc. (a)                        8,491,563
                                               --------------
                                                   15,789,501
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 9.0%
     113,275 Danaher Corp.                         16,189,263
      68,180 IDEXX Laboratories, Inc. (a)          18,771,999
                                               --------------
                                                   34,961,262
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.2%
      44,455 Roper Technologies, Inc.              16,282,088
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.5%
     181,116 Agilent Technologies, Inc.            13,523,932
                                               --------------
             MACHINERY -- 34.0%
     560,631 Energy Recovery, Inc. (a)              5,841,775
     529,753 Evoqua Water Technologies
                Corp. (a)                           7,543,683
     283,482 Flowserve Corp.                       14,936,667
     202,799 Franklin Electric Co., Inc.            9,632,952
     132,989 Gorman-Rupp (The) Co.                  4,366,029
      99,847 IDEX Corp.                            17,187,663
      77,799 Lindsay Corp.                          6,395,856
     217,671 Mueller Industries, Inc.               6,371,230
     689,084 Mueller Water Products, Inc.,
                Class A                             6,766,805
     338,224 Pentair PLC                           12,581,933
     404,611 Rexnord Corp. (a)                     12,227,344
     133,986 Watts Water Technologies, Inc.,
                Class A                            12,484,815
     190,443 Xylem, Inc.                           15,928,652
                                               --------------
                                                  132,265,404
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES -- 21.7%
     151,706 American States Water Co.         $   11,414,359
     141,586 American Water Works Co., Inc.        16,423,976
     350,294 Aqua America, Inc.                    14,491,663
     203,264 AquaVenture Holdings Ltd. (a)          4,059,182
     207,441 California Water Service Group        10,502,738
     691,731 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            8,418,366
     122,204 Middlesex Water Co.                    7,240,587
     117,606 SJW Group                              7,146,917
     123,356 York Water (The) Co.                   4,406,276
                                               --------------
                                                   84,104,064
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        388,509,004
             (Cost $319,323,878)               --------------

             MONEY MARKET FUNDS -- 0.0%
      36,971 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class 2.19% (b)                        36,971
             (Cost $36,971)                    --------------

             TOTAL INVESTMENTS -- 100.0%          388,545,975
             (Cost $319,360,849) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    24,990
                                               --------------
             NET ASSETS -- 100.0%              $  388,570,965
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2019.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $80,986,105 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,800,979. The net unrealized appreciation was $69,185,126.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   388,509,004     $            --     $            --
Money Market
   Funds                    36,971                  --                  --
                   -------------------------------------------------------
Total Investments  $   388,545,975     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 37

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             OIL, GAS & CONSUMABLE FUELS
                -- 99.8%
     550,506 Antero Resources Corp. (a)        $    3,044,298
     144,557 Cabot Oil & Gas Corp.                  3,319,029
      63,242 Cimarex Energy Co.                     3,752,148
      67,905 CNX Midstream Partners, L.P. (b)         954,065
     378,780 CNX Resources Corp. (a)                2,768,882
      44,126 Comstock Resources, Inc. (a) (c)         245,782
      36,903 Concho Resources, Inc.                 3,807,651
     103,338 Continental Resources, Inc. (a)        4,349,496
      59,146 DCP Midstream, L.P. (b)                1,732,978
     143,753 Devon Energy Corp.                     4,099,836
     117,884 Enable Midstream Partners,
                L.P. (b)                            1,616,190
     686,303 Encana Corp.                           3,520,734
     384,673 Enerplus Corp.                         2,896,588
       7,919 EQM Midstream Partners, L.P. (b)         353,821
     197,640 EQT Corp.                              3,124,688
     398,829 Gulfport Energy Corp. (a)              1,958,250
      23,817 Hess Midstream Partners, L.P. (b)        464,431
     220,001 Matador Resources Co. (a)              4,373,620
      85,120 MPLX, L.P. (b)                         2,740,013
     145,546 Murphy Oil Corp.                       3,587,709
     169,010 Noble Energy, Inc.                     3,785,824
     112,033 PDC Energy, Inc. (a)                   4,039,910
     387,359 QEP Resources, Inc. (a)                2,800,606
     462,509 Range Resources Corp.                  3,228,313
     240,792 SM Energy Co.                          3,014,716
     460,253 SRC Energy, Inc. (a)                   2,282,855
     100,218 Summit Midstream Partners,
                L.P. (b)                              745,622
      34,872 TC PipeLines, L.P. (b)                 1,311,885
     149,586 Unit Corp. (a)                         1,329,819
     145,417 Vermilion Energy, Inc. (c)             3,159,911
     297,986 W&T Offshore, Inc. (a)                 1,478,011
      79,995 Western Midstream Partners,
                L.P. (b)                            2,461,446
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          82,349,127
             (Cost $122,323,393)               --------------

             MONEY MARKET FUNDS -- 0.4%
     313,193 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.25% (d) (e)                         313,193
             (Cost $313,193)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.8%
$  2,325,057 BNP Paribas S.A., 2.48% (d),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $2,325,537. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $2,372,611. (e)                $    2,325,057
             (Cost $2,325,057)                 --------------

             TOTAL INVESTMENTS -- 103.0%           84,987,377
             (Cost $124,961,643) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.0)%              (2,494,936)
                                               --------------
             NET ASSETS -- 100.0%              $   82,492,441
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,610,525 and the total value of the collateral held by the Fund is $2,638,250.

(d)   Rate shown reflects yield as of June 30, 2019.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,010,345 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $40,984,611. The net unrealized depreciation was $39,974,266.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    82,349,127     $            --     $            --
Money Market
   Funds                   313,193                  --                  --
Repurchase
   Agreements                   --           2,325,057                  --
                   -------------------------------------------------------
Total Investments  $    82,662,320     $     2,325,057     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

JUNE 30, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,610,525
Non-cash Collateral(2)                             (2,610,525)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,325,057
Non-cash Collateral(4)                             (2,325,057)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 39

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AIR FREIGHT & LOGISTICS -- 0.7%
      38,083 ZTO Express Cayman, Inc., ADR     $      728,147
                                               --------------
             AUTOMOBILES -- 4.1%
     225,269 NIO, Inc., ADR (a) (b)                   574,436
     319,543 Tata Motors Ltd., ADR (b)              3,732,262
                                               --------------
                                                    4,306,698
                                               --------------
             BANKS -- 13.8%
      56,343 HDFC Bank Ltd., ADR                    7,326,844
     582,965 ICICI Bank Ltd., ADR                   7,339,529
                                               --------------
                                                   14,666,373
                                               --------------
             BIOTECHNOLOGY -- 1.4%
       5,825 BeiGene Ltd., ADR (b)                    722,009
       7,648 China Biologic Products Holdings,
                Inc. (b)                              728,854
                                               --------------
                                                    1,450,863
                                               --------------
             CAPITAL MARKETS -- 0.7%
      17,965 Noah Holdings Ltd., ADR (b)              764,411
                                               --------------
             CONSUMER FINANCE -- 1.3%
      60,800 LexinFintech Holdings Ltd.,
                ADR (b)                               678,528
     100,302 Qudian, Inc., ADR (b)                    752,265
                                               --------------
                                                    1,430,793
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.8%
       8,022 New Oriental Education &
                Technology Group, Inc., ADR (b)       774,765
      58,083 TAL Education Group, ADR (b)           2,212,962
                                               --------------
                                                    2,987,727
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
      14,151 China Telecom Corp., Ltd., ADR           707,975
      65,435 China Unicom (Hong Kong) Ltd.,
                ADR                                   713,241
                                               --------------
                                                    1,421,216
                                               --------------
             ENTERTAINMENT -- 6.2%
      50,892 Bilibili, Inc., ADR (b)                  828,013
      88,886 Eros International PLC (a) (b)           119,996
      32,151 HUYA, Inc., ADR (b)                      794,451
      37,688 iQIYI, Inc., ADR (b)                     778,257
      16,077 NetEase, Inc., ADR                     4,112,014
                                               --------------
                                                    6,632,731
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.7%
      22,451 Huazhu Group Ltd., ADR                   813,849
      35,602 Melco Resorts & Entertainment
                Ltd., ADR                             773,275
      49,954 Yum China Holdings, Inc.               2,307,875
                                               --------------
                                                    3,894,999
                                               --------------
             INSURANCE -- 0.7%
      59,129 China Life Insurance Co., Ltd.,
                ADR                                   731,426
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERACTIVE MEDIA & SERVICES
                -- 11.3%
      12,049 58.com, Inc., ADR (b)             $      749,086
       7,996 Autohome, Inc., ADR (b)                  684,618
      63,596 Baidu, Inc., ADR (b)                   7,463,627
      24,923 Momo, Inc., ADR                          892,243
      17,067 SINA Corp. (b)                           736,100
      16,551 Weibo Corp., ADR (b)                     720,796
      10,038 YY, Inc., ADR (b)                        699,548
                                               --------------
                                                   11,946,018
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 27.5%
      46,871 Alibaba Group Holding Ltd.,
                ADR (b)                             7,942,291
      17,513 Baozun, Inc., ADR (a) (b)                873,198
     115,671 Ctrip.com International Ltd.,
                ADR (b)                             4,269,417
     271,567 JD.com, Inc., ADR (b)                  8,225,765
      85,050 MakeMyTrip Ltd. (b)                    2,109,240
     205,843 Pinduoduo, Inc., ADR (b)               4,246,541
     298,726 Uxin Ltd., ADR (a) (b)                   657,197
      91,126 Vipshop Holdings Ltd., ADR (b)           786,417
                                               --------------
                                                   29,110,066
                                               --------------
             IT SERVICES -- 13.2%
      21,150 GDS Holdings Ltd., ADR (a) (b)           794,605
     668,155 Infosys Ltd., ADR                      7,149,258
     904,408 Wipro Ltd., ADR                        3,916,087
      36,119 WNS (Holdings) Ltd., ADR (b)           2,138,245
                                               --------------
                                                   13,998,195
                                               --------------
             MARINE -- 0.7%
      73,798 Seaspan Corp. (a)                        723,958
                                               --------------
             METALS & MINING -- 2.1%
     216,316 Vedanta Ltd., ADR                      2,199,934
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.0%
      10,394 China Petroleum & Chemical
                Corp., ADR                            708,871
       4,230 CNOOC Ltd., ADR                          720,581
      12,420 PetroChina Co., Ltd., ADR (a)            683,969
                                               --------------
                                                    2,113,421
                                               --------------
             PHARMACEUTICALS -- 3.7%
     104,892 Dr. Reddy's Laboratories Ltd.,
                ADR                                 3,930,303
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
       9,764 51job, Inc., ADR (b)                     737,182
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.9%
      45,613 China Mobile Ltd., ADR                 2,065,813
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%         105,840,274
             (Cost $121,578,476)               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.4%
     439,936 Goldman Sachs Financial Square
                Treasury Obligations Fund
                2.25% (c) (d)                  $      439,936
             (Cost $439,936)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.1%
$  3,265,958 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $3,266,633. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $3,332,757. (d)                     3,265,958
             (Cost $3,265,958)                 --------------

             TOTAL INVESTMENTS -- 103.3%          109,546,168
             (Cost $125,284,370) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.3)%              (3,524,213)
                                               --------------
             NET ASSETS -- 100.0%              $  106,021,955
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,634,765 and the total value of the collateral held by the Fund is $3,705,894.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,272,283 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,010,485. The net unrealized depreciation was $15,738,202.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   105,840,274     $            --     $            --
Money Market
   Funds                   439,936                  --                  --
Repurchase
   Agreements                   --           3,265,958                  --
                   -------------------------------------------------------
Total Investments  $   106,280,210     $     3,265,958     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

JUNE 30, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,634,765
Non-cash Collateral(2)                             (3,634,765)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    3,265,958
Non-cash Collateral(4)                             (3,265,958)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 42                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 87.9%
      18,375 1st Source Corp.                  $      852,600
      15,278 Allegiance Bancshares, Inc. (a)          509,368
      22,745 Amalgamated Bank, Class A                396,900
      20,751 Amerant Bancorp, Inc. (a) (b)            409,002
       7,995 American National Bankshares, Inc.       309,806
      34,065 Ameris Bancorp                         1,335,007
      17,256 Atlantic Capital Bancshares,
                Inc. (a)                              295,423
      58,740 Atlantic Union Bankshares Corp.        2,075,284
      23,356 BancFirst Corp.                        1,299,995
      40,424 Bancorp (The), Inc. (a)                  360,582
       9,842 Bank of Marin Bancorp                    403,719
      92,325 Bank OZK                               2,778,059
      11,109 BankFinancial Corp.                      155,415
      25,142 Banner Corp.                           1,361,439
      51,149 BOK Financial Corp.                    3,860,727
      59,973 Boston Private Financial Holdings,
                Inc.                                  723,874
      14,212 Bridge Bancorp, Inc.                     418,686
      57,107 Brookline Bancorp, Inc.                  878,306
      14,423 Bryn Mawr Bank Corp.                     538,266
      11,112 Camden National Corp.                    509,707
      12,561 Capstar Financial Holdings, Inc.         190,299
      15,975 Carolina Financial Corp.                 560,563
      57,545 Cathay General Bancorp                 2,066,441
      18,612 CBTX, Inc.                               523,742
      93,494 CenterState Bank Corp.                 2,153,167
       2,584 Century Bancorp, Inc., Class A           227,134
      51,222 Chemical Financial Corp.               2,105,736
       3,463 Chemung Financial Corp.                  167,401
      11,799 City Holding Co.                         899,792
      11,185 Civista Bancshares, Inc.                 251,103
      52,656 Columbia Banking System, Inc.          1,905,094
      79,109 Commerce Bancshares, Inc.              4,719,643
      12,723 Community Trust Bancorp, Inc.            538,056
      25,382 ConnectOne Bancorp, Inc.                 575,156
     100,230 CVB Financial Corp.                    2,107,837
      24,726 Eagle Bancorp, Inc.                    1,338,418
     104,191 East West Bancorp, Inc.                4,873,013
      19,243 Enterprise Financial Services
                Corp.                                 800,509
      11,268 Equity Bancshares, Inc.,
                Class A (a)                           300,405
      11,442 Financial Institutions, Inc.             333,534
      21,294 First Bancorp                            775,527
      12,293 First Bancshares, (The), Inc.            372,970
      39,820 First Busey Corp.                      1,051,646
       7,426 First Citizens BancShares, Inc.,
                Class A                             3,343,705
      11,280 First Community Bankshares, Inc.         380,813
      70,594 First Financial Bancorp                1,709,787
      97,144 First Financial Bankshares, Inc.       2,991,064
       8,798 First Financial Corp.                    353,328
      31,942 First Foundation, Inc.                   429,300
      96,651 First Hawaiian, Inc.                   2,500,361
       7,216 First Internet Bancorp                   155,433
      30,639 First Interstate BancSystem, Inc.,
                Class A                             1,213,611
      35,557 First Merchants Corp.                  1,347,610


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      11,939 First Mid Bancshares, Inc.        $      416,910
      76,529 First Midwest Bancorp, Inc.            1,566,549
      17,826 First of Long Island (The) Corp.         357,946
      20,178 Flushing Financial Corp.                 447,952
     120,845 Fulton Financial Corp.                 1,978,233
      17,891 German American Bancorp, Inc.            538,877
      62,020 Glacier Bancorp, Inc.                  2,514,911
      10,163 Great Southern Bancorp, Inc.             608,256
       8,380 Guaranty Bancshares, Inc.                261,037
      61,365 Hancock Whitney Corp.                  2,458,282
      22,141 Hanmi Financial Corp.                    493,080
      23,309 HarborOne Bancorp, Inc. (a)              436,578
      26,247 Heartland Financial USA, Inc.          1,174,028
      31,029 Heritage Commerce Corp.                  380,105
      26,415 Heritage Financial Corp.                 780,299
     120,265 Home BancShares, Inc.                  2,316,304
      13,056 HomeTrust Bancshares, Inc.               328,228
      90,674 Hope Bancorp, Inc.                     1,249,488
      32,252 Horizon Bancorp, Inc.                    526,998
      38,956 IBERIABANK Corp.                       2,954,813
      24,562 Independent Bank Corp.                 1,870,396
      16,804 Independent Bank Corp./MI                366,159
      31,260 Independent Bank Group, Inc.           1,718,050
      46,995 International Bancshares Corp.         1,772,181
     199,523 Investors Bancorp, Inc.                2,224,681
      36,109 Lakeland Bancorp, Inc.                   583,160
      18,336 Lakeland Financial Corp.                 858,675
      34,866 LegacyTexas Financial Group, Inc.      1,419,395
      25,442 Live Oak Bancshares, Inc.                436,330
      11,757 Mercantile Bank Corp.                    383,043
      17,226 Midland States Bancorp, Inc.             460,279
      11,642 MidWestOne Financial Group, Inc.         325,510
       4,657 National Bankshares, Inc.                181,297
      31,325 NBT Bancorp, Inc.                      1,175,001
       6,727 Nicolet Bankshares, Inc. (a)             417,478
      12,198 Old Line Bancshares, Inc.                324,589
     124,546 Old National Bancorp                   2,066,218
      21,402 Old Second Bancorp, Inc.                 273,304
      25,903 Opus Bank                                546,812
      16,999 Origin Bancorp, Inc.                     560,967
       6,790 Orrstown Financial Services, Inc.        149,312
      44,878 Pacific Premier Bancorp, Inc.          1,385,833
      85,068 PacWest Bancorp                        3,303,190
      13,921 Peapack-Gladstone Financial Corp.        391,459
      14,813 Peoples Bancorp, Inc.                    477,867
      13,459 People's Utah Bancorp                    395,695
      55,092 Pinnacle Financial Partners, Inc.      3,166,688
      69,186 Popular, Inc.                          3,752,649
      10,943 Preferred Bank                           517,057
      11,281 QCR Holdings, Inc.                       393,368
      14,370 RBB Bancorp                              277,916
      41,970 Renasant Corp.                         1,508,402
      13,406 Republic Bancorp, Inc., Class A          666,948
      42,123 Republic First Bancorp, Inc. (a)         206,824
      24,576 S&T Bancorp, Inc.                        921,108
      25,487 Sandy Spring Bancorp, Inc.               888,987


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      36,806 Seacoast Banking Corp. of
                Florida (a)                    $      936,345
      38,307 ServisFirst Bancshares, Inc.           1,312,398
      10,973 Sierra Bancorp                           297,588
      68,635 Simmons First National Corp.,
                Class A                             1,596,450
       9,987 SmartFinancial, Inc. (a)                 216,618
      25,319 South State Corp.                      1,865,251
       5,373 Southern First Bancshares,
                Inc. (a)                              210,407
      17,265 Southern National Bancorp of
                Virginia, Inc.                        264,327
      24,138 Southside Bancshares, Inc.               781,588
      16,338 Stock Yards Bancorp, Inc.                590,619
       9,071 Summit Financial Group, Inc.             243,556
      35,990 Texas Capital Bancshares, Inc. (a)     2,208,706
      51,980 TowneBank                              1,418,014
      21,798 TriCo Bancshares                         823,964
      21,014 TriState Capital Holdings,
                Inc. (a)                              448,439
      19,118 Triumph Bancorp, Inc. (a)                555,378
      46,345 Trustmark Corp.                        1,540,971
      35,125 UMB Financial Corp.                    2,311,927
     157,837 Umpqua Holdings Corp.                  2,618,516
      73,087 United Bankshares, Inc.                2,710,797
      56,581 United Community Banks, Inc.           1,615,953
      20,966 Univest Financial Corp.                  550,567
     237,488 Valley National Bancorp                2,560,121
      38,846 Veritex Holdings, Inc.                 1,008,054
      12,402 Washington Trust Bancorp, Inc.           647,136
      39,086 WesBanco, Inc.                         1,506,765
      11,710 West Bancorporation, Inc.                248,486
      19,278 Westamerica Bancorporation             1,187,718
      40,563 Wintrust Financial Corp.               2,967,589
                                               --------------
                                                  156,134,313
                                               --------------
             IT SERVICES -- 0.3%
      10,398 Cass Information Systems, Inc.           504,095
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.7%
      21,526 Bridgewater Bancshares, Inc. (a)         248,410
     101,203 Capitol Federal Financial, Inc.        1,393,565
      82,961 Columbia Financial, Inc. (a)           1,252,711
      25,811 Dime Community Bancshares, Inc.          490,151
      14,117 First Defiance Financial Corp.           403,323
       1,526 Hingham Institution for Savings          302,163
      19,305 HomeStreet, Inc. (a)                     572,200
      64,816 Kearny Financial Corp.                   861,405
      40,316 Luther Burbank Corp.                     439,041
      38,329 Meridian Bancorp, Inc.                   685,706
      28,240 Meta Financial Group, Inc.               792,132
      35,634 Northfield Bancorp, Inc.                 556,247
      76,062 Northwest Bancshares, Inc.             1,339,452
      36,682 OceanFirst Financial Corp.               911,548
      32,274 Oritani Financial Corp.                  572,541
      12,746 PCSB Financial Corp.                     258,106
       6,675 Southern Missouri Bancorp, Inc.          232,490


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      37,107 Sterling Bancorp, Inc.            $      369,957
     200,435 TFS Financial Corp.                    3,621,860
      69,312 TrustCo Bank Corp. NY                    548,951
      34,930 United Community Financial Corp.         334,280
      36,601 United Financial Bancorp, Inc.           519,002
      57,586 Washington Federal, Inc.               2,011,479
      20,031 Waterstone Financial, Inc.               341,729
      19,295 Western New England Bancorp,
                Inc.                                  180,215
      38,232 WSFS Financial Corp.                   1,578,982
                                               --------------
                                                   20,817,646
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         177,456,054
             (Cost $199,893,396)               --------------

             MONEY MARKET FUNDS -- 0.0%
      14,359 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.25% (c) (d)                          14,359
             (Cost $14,359)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.0%
$    106,601 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $106,623. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 07/31/20.
                The value of the collateral
                including accrued interest is
                $108,781. (d)                         106,601
             (Cost $106,601)                   --------------

             TOTAL INVESTMENTS -- 99.9%           177,577,014
             (Cost $200,014,356) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   109,998
                                               --------------
             NET ASSETS -- 100.0%              $  177,687,012
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $124,173 and the total value of the collateral held by the Fund is $120,960.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,408,533 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $25,845,875. The net unrealized depreciation was $22,437,342.


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $   177,456,054     $            --     $            --
Money Market
   Funds                    14,359                  --                  --
Repurchase
   Agreements                   --             106,601                  --
                   -------------------------------------------------------
Total Investments  $   177,470,413     $       106,601     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      124,173
Non-cash Collateral(2)                               (120,960)
                                               --------------
Net Amount                                     $        3,213
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On June 28, 2019, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from June 27 to June 28, the value of the related securities loaned was above the collateral value received. See Note 2D -- Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      106,601
Non-cash Collateral(4)                               (106,601)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2019 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  778,517,179    $ 2,432,198,603    $   96,856,722
Cash................................................................            1,031,582          1,639,929                --
Receivables:
      Investment securities sold....................................                   --                 --           413,503
      Capital shares sold...........................................            6,669,420                 --                --
      Dividends.....................................................              399,403          2,081,904            30,969
      Securities lending income.....................................                1,941                 --               398
Prepaid expenses....................................................                1,725              7,647               285
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          786,621,250      2,435,928,083        97,301,877
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --                20
Payables:
      Investment securities purchased...............................            6,663,393                 --           413,749
      Capital shares redeemed.......................................                   --                 --                --
      Collateral for securities on loan.............................            5,624,132                 --         1,083,353
      Investment advisory fees......................................              242,184            773,455            29,439
      Licensing fees................................................              185,112            609,919            22,724
      Shareholder reporting fees....................................               27,374             97,697             8,516
      Audit and tax fees............................................               14,292             14,292            14,292
Other liabilities...................................................              211,839            620,422            31,437
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................           12,968,326          2,115,785         1,603,530
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  773,652,924    $ 2,433,812,298    $   95,698,347
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  673,840,875    $ 1,992,262,956    $   93,361,720
Par value...........................................................              116,000            284,500            17,500
Accumulated distributable earnings (loss)...........................           99,696,049        441,264,842         2,319,127
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  773,652,924    $ 2,433,812,298    $   95,698,347
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        66.69    $         85.55    $        54.68
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           11,600,002         28,450,002         1,750,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  666,072,578    $ 2,039,473,092    $   79,882,049
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    5,524,602    $            --    $    1,064,117
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $  116,962,459      $  154,385,673      $  388,545,975      $   84,987,377      $  109,546,168      $  177,577,014
        113,397                  --               3,645             226,986             221,101             155,311

             --                  --                  --                  --          10,764,630                  --
             --                  --           2,736,414                  --                  --                  --
         73,221             668,716             323,134              24,792             124,037             303,288
         40,986                  --                  --               1,797               4,278                 464
            342               2,854               3,588               3,003               3,471               1,200
 --------------      --------------      --------------      --------------      --------------      --------------
    117,190,405         155,057,243         391,612,756          85,243,955         120,663,685         178,037,277
 --------------      --------------      --------------      --------------      --------------      --------------

             --                  --                  --                  --                  --                  --

             --             180,062           2,735,927                  --                  --                  --
             --                  --                  --                  --          10,782,430                  --
     11,251,046                  --                  --           2,638,250           3,705,894             120,960
         34,212              33,009             118,211              28,473              56,253              79,847
         25,023              36,997              43,344              22,509              24,060              42,813
         11,487              11,680              23,590              12,568              11,381              20,505
         14,293              14,292              14,292              14,292              14,292              14,292
         32,270              54,085             106,427              35,422              47,420              71,848
 --------------      --------------      --------------      --------------      --------------      --------------
     11,368,331             330,125           3,041,791           2,751,514          14,641,730             350,265
 --------------      --------------      --------------      --------------      --------------      --------------
 $  105,822,074      $  154,727,118      $  388,570,965      $   82,492,441      $  106,021,955      $  177,687,012
 ==============      ==============      ==============      ==============      ==============      ==============

 $  124,048,335      $  161,662,657      $  327,066,577      $  595,969,901      $  183,819,963      $  213,433,073
         50,000              62,000              71,000              56,984              29,500              37,000
    (18,276,261)         (6,997,539)         61,433,388        (513,534,444)        (77,827,508)        (35,783,061)
 --------------      --------------      --------------      --------------      --------------      --------------
 $  105,822,074      $  154,727,118      $  388,570,965      $   82,492,441      $  106,021,955      $  177,687,012
 ==============      ==============      ==============      ==============      ==============      ==============
 $        21.16      $        24.96      $        54.73      $        14.48      $        35.94      $        48.02
 ==============      ==============      ==============      ==============      ==============      ==============

      5,000,002           6,200,002           7,100,002           5,698,365           2,950,002           3,700,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $  100,249,375      $  162,432,507      $  319,360,849      $  124,961,643      $  125,284,370      $  200,014,356
 ==============      ==============      ==============      ==============      ==============      ==============
 $   10,999,952      $           --      $           --      $    2,610,525      $    3,634,765      $      124,173
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    3,767,559    $    16,272,064    $      403,060
Securities lending income (net of fees).............................               40,134              1,896             9,786
Foreign withholding tax.............................................              (19,853)          (168,689)               --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            3,787,840         16,105,271           412,846
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................            1,352,559          4,606,540           176,502
Licensing fees......................................................              336,350          1,143,990            43,802
Accounting and administration fees..................................              169,795            510,265            22,737
Custodian fees......................................................               34,012             69,075             6,901
Shareholder reporting fees..........................................               30,721             98,770            10,340
Expenses previously waived or reimbursed............................                   --                 --                --
Transfer agent fees.................................................               16,905             41,181             2,206
Audit and tax fees..................................................               11,368             11,368            11,368
Legal fees..........................................................                8,165             34,690             1,283
Trustees' fees and expenses.........................................                3,987              4,986             3,601
Listing fees........................................................                3,061              3,246             2,967
Registration and filing fees........................................               (1,412)           (28,244)               49
Other expenses......................................................                3,219             14,075             1,320
                                                                           --------------    ---------------    --------------
      Total expenses................................................            1,968,730          6,509,942           283,076
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (18,322)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            1,968,730          6,509,942           264,754
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,819,110          9,595,329           148,092
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (2,300,223)       (13,677,784)          937,384
      In-kind redemptions...........................................           30,298,513        127,713,032                --
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           27,998,290        114,035,248           937,384
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           88,190,514        369,920,867        14,504,152
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           88,190,514        369,920,867        14,504,152
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          116,188,804        483,956,115        15,441,536
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  118,007,914    $   493,551,444    $   15,589,628
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $      458,121      $    2,822,787      $    2,241,235      $      465,483      $      487,951      $    2,681,163
        305,822                  --               8,185              13,520              84,123               4,229
        (25,217)                 --                  --             (26,977)             (9,196)             (5,059)
 --------------      --------------      --------------      --------------      --------------      --------------
        738,726           2,822,787           2,249,420             452,026             562,878           2,680,333
 --------------      --------------      --------------      --------------      --------------      --------------

        192,421             201,012             666,071             189,760             254,391             414,104
         47,817              53,604              82,807              46,916              49,824              92,324
         24,796              34,651              83,974              24,435              32,644              53,079
          3,251              20,690              22,074               7,095               1,054              11,628
         13,486              15,186              27,506              12,540               6,247              18,049
             --                  --                  --                  --                  --               8,669
          2,405               3,350               8,325               2,371               3,179               5,175
         11,368              11,368              11,368              11,368              11,368              11,368
          1,315               1,506               4,605               1,816               4,450               4,606
          3,609               3,625               3,760               3,607               3,583               3,677
          3,035               4,421               5,646               5,688               5,688               3,040
            596                  49              (1,853)                 49                  49              (6,526)
          1,978                 254               2,671                 980               2,922               1,963
 --------------      --------------      --------------      --------------      --------------      --------------
        306,077             349,716             916,954             306,625             375,399             621,156

        (17,444)            (14,697)                 --             (21,985)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
        288,633             335,019             916,954             284,640             375,399             621,156
 --------------      --------------      --------------      --------------      --------------      --------------
        450,093           2,487,768           1,332,466             167,386             187,479           2,059,177
 --------------      --------------      --------------      --------------      --------------      --------------


      1,320,030            (599,485)           (185,784)         (7,669,119)         (2,371,446)         (1,886,719)
        180,367           1,839,793           2,012,368           2,888,620           6,649,177          (4,555,406)
             --                  --                  --                 329                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      1,500,397           1,240,308           1,826,584          (4,780,170)          4,277,731          (6,442,125)
 --------------      --------------      --------------      --------------      --------------      --------------

     15,111,917          13,799,383          69,995,776           5,608,177          16,127,329          30,312,796
             --                  --                  --                   2                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
     15,111,917          13,799,383          69,995,776           5,608,179          16,127,329          30,312,796
 --------------      --------------      --------------      --------------      --------------      --------------
     16,612,314          15,039,691          71,822,360             828,009          20,405,060          23,870,671
 --------------      --------------      --------------      --------------      --------------      --------------

 $   17,062,407      $   17,527,459      $   73,154,826      $      995,395      $   20,592,539      $   25,929,848
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019        Year Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    1,819,110   $    2,814,614     $    9,595,329   $   20,449,136
Net realized gain (loss)....................................      27,998,290       36,660,258        114,035,248      258,441,729
Net increase from payment by the advisor....................              --           22,098                 --               --
Net change in unrealized appreciation (depreciation)........      88,190,514      (64,499,253)       369,920,867     (404,848,814)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     118,007,914      (25,002,283)       493,551,444     (125,957,949)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (1,470,915)      (2,716,080)        (7,513,261)     (19,564,271)
Return of capital...........................................              --               --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (1,470,915)      (2,716,080)        (7,513,261)     (19,564,271)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................     277,369,552       79,723,310        404,854,407      936,219,196
Cost of shares redeemed.....................................     (81,718,118)    (120,172,606)      (407,749,079)  (1,040,739,511)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     195,651,434      (40,449,296)        (2,894,672)    (104,520,315)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     312,188,433      (68,167,659)       483,143,511     (250,042,535)

NET ASSETS:
Beginning of period.........................................     461,464,491      529,632,150      1,950,668,787    2,200,711,322
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  773,652,924   $  461,464,491     $2,433,812,298   $1,950,668,787
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       8,450,002        9,150,002         28,700,002       30,600,002
Shares sold.................................................       4,400,000        1,300,000          4,850,000       11,950,000
Shares redeemed.............................................      (1,250,000)      (2,000,000)        (5,100,000)     (13,850,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................      11,600,002        8,450,002         28,450,002       28,700,002
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Six Months                       Six Months                        Six Months                        Six Months
    Ended                           Ended                             Ended                             Ended
  6/30/2019      Year Ended       6/30/2019        Year Ended       6/30/2019        Year Ended       6/30/2019        Year Ended
 (Unaudited)     12/31/2018      (Unaudited)       12/31/2018      (Unaudited)       12/31/2018      (Unaudited)       12/31/2018
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$     148,092   $     317,901   $      450,093   $      550,270   $    2,487,768   $    3,481,597   $    1,332,466   $    2,289,394
      937,384       6,319,501        1,500,397       (1,384,642)       1,240,308       (8,816,597)       1,826,584       25,993,912
           --              --               --               --               --               --               --               --
   14,504,152     (11,325,769)      15,111,917      (11,072,153)      13,799,383       (5,846,287)      69,995,776      (57,825,167)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   15,589,628      (4,688,367)      17,062,407      (11,906,525)      17,527,459      (11,181,287)      73,154,826      (29,541,861)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (132,850)       (308,595)        (331,450)        (510,967)      (1,159,630)      (3,585,667)      (1,476,980)      (2,110,505)
           --              --               --         (350,683)              --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (132,850)       (308,595)        (331,450)        (861,650)      (1,159,630)      (3,585,667)      (1,476,980)      (2,110,505)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


    2,623,365      10,002,377        6,211,394       11,063,662       51,179,138       60,347,868       34,041,981      110,251,184
           --     (29,301,259)        (851,667)      (5,826,072)     (28,515,701)     (91,675,775)      (7,256,305)     (87,266,237)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    2,623,365     (19,298,882)       5,359,727        5,237,590       22,663,437      (31,327,907)      26,785,676       22,984,947
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   18,080,143     (24,295,844)      22,090,684       (7,530,585)      39,031,266      (46,094,861)      98,463,522       (8,667,419)


   77,618,204     101,914,048       83,731,390       91,261,975      115,695,852      161,790,713      290,107,443      298,774,862
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$  95,698,347   $  77,618,204   $  105,822,074   $   83,731,390   $  154,727,118   $  115,695,852   $  388,570,965   $  290,107,443
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    1,700,002       2,100,002        4,750,002        4,500,002        5,350,002        6,950,002        6,600,002        6,150,002
       50,000         200,000          300,000          550,000        2,050,000        2,550,000          650,000        2,250,000
           --        (600,000)         (50,000)        (300,000)      (1,200,000)      (4,150,000)        (150,000)      (1,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,750,002       1,700,002        5,000,002        4,750,002        6,200,002        5,350,002        7,100,002        6,600,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019        Year Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $      167,386   $      107,831     $      187,479   $    3,676,414
Net realized gain (loss)....................................      (4,780,170)     (16,202,838)         4,277,731       22,238,027
Net increase from payment by the advisor....................              --               --                 --               --
Net change in unrealized appreciation (depreciation)........       5,608,179      (34,785,338)        16,127,329     (102,311,847)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................         995,395      (50,880,345)        20,592,539      (76,397,406)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (1,104,091)              --                 --       (4,434,111)
Return of capital...........................................              --       (1,420,088)                --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (1,104,091)      (1,420,088)                --       (4,434,111)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      28,212,574       31,493,285          5,706,997      123,727,641
Cost of shares redeemed.....................................     (34,485,425)     (74,580,615)       (53,284,298)    (285,804,842)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      (6,272,851)     (43,087,330)       (47,577,301)    (162,077,201)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      (6,381,547)     (95,387,763)       (26,984,762)    (242,908,718)

NET ASSETS:
Beginning of period.........................................      88,873,988      184,261,751        133,006,717      375,915,435
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   82,492,441   $   88,873,988     $  106,021,955   $  133,006,717
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       6,048,365        8,098,365          4,300,002        9,500,002
Shares sold.................................................       1,700,000        1,450,000            150,000        3,200,000
Shares redeemed.............................................      (2,050,000)      (3,500,000)        (1,500,000)      (8,400,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       5,698,365        6,048,365          2,950,002        4,300,002
                                                              ==============   ==============     ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Six Months
    Ended
  6/30/2019      Year Ended
 (Unaudited)     12/31/2018
-----------------------------


$   2,059,177   $   5,190,750
   (6,442,125)      3,065,123
           --              --
   30,312,796     (67,237,070)
-------------   -------------

   25,929,848     (58,981,197)
-------------   -------------


   (1,683,791)     (5,212,126)
           --              --
-------------   -------------
   (1,683,791)     (5,212,126)
-------------   -------------


           --     115,204,523
  (75,321,052)   (136,281,236)
-------------   -------------

  (75,321,052)    (21,076,713)
-------------   -------------
  (51,074,995)    (85,270,036)


  228,762,007     314,032,043
-------------   -------------
$ 177,687,012   $ 228,762,007
=============   =============


    5,300,002       6,000,002
           --       2,050,000
   (1,600,000)     (2,750,000)
-------------   -------------
    3,700,002       5,300,002
=============   =============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     54.61     $    57.88     $    46.18     $    43.48     $    42.80     $    36.35
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.16           0.32           0.24           0.31           0.22           0.41
Net realized and unrealized gain (loss)           12.05          (3.29) (a)     11.74           2.73           0.73           6.49
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  12.21          (2.97)         11.98           3.04           0.95           6.90
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.13)         (0.30)         (0.28)         (0.34)         (0.27)         (0.45)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     66.69     $    54.61     $    57.88     $    46.18     $    43.48     $    42.80
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                  22.36%         (5.16)%(a)     26.00%          7.02%          2.22%         19.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   773,653     $  461,464     $  529,632     $  404,044     $  532,679     $  577,828
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.58% (c)      0.60%          0.60%          0.61%          0.60%          0.61%
Ratio of net expenses to average
   net assets                                      0.58% (c)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.54% (c)      0.52%          0.45%          0.72%          0.51%          1.10%
Portfolio turnover rate (d)                          11%            27%            26%            29%            31%            27%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     67.97     $    71.92     $    52.62     $    42.64     $    43.67     $    35.43
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.33           0.65           0.48           0.67           0.37           0.45
Net realized and unrealized gain (loss)           17.51          (3.98)         19.39           9.99          (0.98)          8.32
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  17.84          (3.33)         19.87          10.66          (0.61)          8.77
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.26)         (0.62)         (0.57)         (0.68)         (0.42)         (0.53)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     85.55     $    67.97     $    71.92     $    52.62     $    42.64     $    43.67
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                  26.26%         (4.70)%        37.86%         25.27%         (1.37)%        24.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 2,433,812     $1,950,669     $2,200,711     $1,570,855     $  302,735     $  366,869
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.57% (c)      0.57%          0.58%          0.60%          0.60%          0.61%
Ratio of net expenses to average
   net assets                                      0.57% (c)      0.57%          0.58%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.83% (c)      0.84%          0.76%          1.40%          0.83%          1.32%
Portfolio turnover rate (d)                           7%            21%            21%            27%            23%            20%

(a) The Fund received a reimbursement from the Advisor in the amount of $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     45.66     $    48.53     $    40.44     $    41.45     $    39.73     $    34.77
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.09           0.18           0.12           0.09           0.13           0.32
Net realized and unrealized gain (loss)            9.01          (2.88)          8.13          (0.98)          1.75           4.97
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   9.10          (2.70)          8.25          (0.89)          1.88           5.29
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.08)         (0.17)         (0.16)         (0.12)         (0.16)         (0.33)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     54.68     $    45.66     $    48.53     $    40.44     $    41.45     $    39.73
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  19.93%         (5.58)%        20.41%         (2.13)%         4.75%         15.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    95,698     $   77,618     $  101,914     $  103,118     $  184,447     $  117,195
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.64% (b)      0.64%          0.63%          0.64%          0.63%          0.64%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                             0.34% (b)      0.34%          0.25%          0.23%          0.33%          0.90%
Portfolio turnover rate (c)                          13%            26%            25%            30%            39%            23%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     17.63     $    20.28     $    15.47     $    16.01     $    17.23     $    17.90
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.09           0.12           0.05           0.17           0.11           0.13
Net realized and unrealized gain (loss)            3.51          (2.59)          4.85          (0.52)         (1.21)         (0.66)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   3.60          (2.47)          4.90          (0.35)         (1.10)         (0.53)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.07)         (0.11)         (0.09)         (0.19)         (0.12)         (0.14)
Return of capital                                    --          (0.07)            --             --             --             --
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.07)         (0.18)         (0.09)         (0.19)         (0.12)         (0.14)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     21.16     $    17.63     $    20.28     $    15.47     $    16.01     $    17.23
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  20.43%        (12.22)%        31.73%         (2.12)%        (6.43)%        (3.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   105,822     $   83,731     $   91,262     $   51,837     $   69,655     $   89,616
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.64% (b)      0.65%          0.66%          0.68%          0.65%          0.64%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.94% (b)      0.59%          0.23%          1.18%          0.65%          0.61%
Portfolio turnover rate (c)                          17%            45%            32%            49%            35%            37%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     21.63     $    23.28     $    23.07     $    22.07     $    22.24     $    17.54
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.42           0.69           0.71           0.62           0.55           0.41
Net realized and unrealized gain (loss)            3.12          (1.65)          0.16           1.13          (0.13)          4.75
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   3.54          (0.96)          0.87           1.75           0.42           5.16
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.21)         (0.69)         (0.66)         (0.75)         (0.59)         (0.46)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     24.96     $    21.63     $    23.28     $    23.07     $    22.07     $    22.24
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  16.37%         (4.19)%         3.79%          7.92%          1.97%         29.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   154,727     $  115,696     $  161,791     $  236,426     $  226,250     $  339,130
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.52% (b)      0.52%          0.48%          0.49%          0.48%          0.50%
Ratio of net expenses to average
   net assets                                      0.50% (b)      0.50%          0.48%          0.49%          0.48%          0.50%
Ratio of net investment income (loss) to
   average net assets                              3.71% (b)      3.05%          2.77%          2.52%          2.30%          2.35%
Portfolio turnover rate (c)                           2%            10%             7%             6%             8%            11%


FIRST TRUST WATER ETF (FIW)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     43.96     $    48.58     $    39.61     $    30.13     $    33.65     $    33.79
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.20           0.35           0.54           0.20           0.23           0.25
Net realized and unrealized gain (loss)           10.79          (4.65)          8.98           9.48          (3.52)         (0.14)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  10.99          (4.30)          9.52           9.68          (3.29)          0.11
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.22)         (0.32)         (0.55)         (0.20)         (0.23)         (0.25)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     54.73     $    43.96     $    48.58     $    39.61     $    30.13     $    33.65
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  25.01%         (8.89)%        24.25%         32.21%         (9.81)%         0.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   388,571     $  290,107     $  298,775     $  221,791     $  102,432     $  198,550
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.55% (b)      0.55%          0.56%          0.57%          0.57%          0.59%
Ratio of net expenses to average
   net assets                                      0.55% (b)      0.55%          0.56%          0.57%          0.57%          0.59%
Ratio of net investment income (loss) to
   average net assets                              0.80% (b)      0.72%          1.26%          0.58%          0.70%          0.75%
Portfolio turnover rate (c)                           7%            11%            24%            42%            17%            24%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016         2015 (a)       2014 (a)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     14.69     $    22.75     $    26.15     $    22.30     $    56.10     $    97.65
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.03           0.02          (0.02)          0.13           1.00           0.70
Net realized and unrealized gain (loss)           (0.05)         (7.86)         (3.02)          4.16         (33.75)        (41.50)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (0.02)         (7.84)         (3.04)          4.29         (32.75)        (40.80)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.19)            --          (0.23)         (0.44)         (1.05)         (0.75)
Return of capital                                    --          (0.22)         (0.13)            --             --             --
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.19)         (0.22)         (0.36)         (0.44)         (1.05)         (0.75)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     14.48     $    14.69     $    22.75     $    26.15     $    22.30     $    56.10
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                  (0.19)%       (34.77)%       (11.53)%        19.48%        (59.10)%       (42.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    82,492     $   88,874     $  184,262     $  251,024     $  153,042     $  246,946
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.65% (c)      0.63%          0.64% (d)      0.64% (d)      0.62%          0.61%
Ratio of net expenses to average
   net assets                                      0.60% (c)      0.60%          0.63% (d)      0.61% (d)      0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.35% (c)      0.07%         (0.11)%         0.54%          2.44%          0.74%
Portfolio turnover rate (e)                          22%            47%            53%           103%            67%            42%


FIRST TRUST CHINDIA ETF (FNI)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     30.93     $    39.57     $    27.39     $    28.36     $    28.63     $    28.22
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.06           0.04           0.34           0.25           0.15           0.20
Net realized and unrealized gain (loss)            4.95          (8.16)         12.61          (0.85)         (0.24)          0.48
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   5.01          (8.12)         12.95          (0.60)         (0.09)          0.68
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                --          (0.52)         (0.77)         (0.37)         (0.18)         (0.27)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     35.94     $    30.93     $    39.57     $    27.39     $    28.36     $    28.63
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                  16.20%        (20.68)%        47.36%         (2.15)%        (0.32)%         2.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   106,022     $  133,007     $  375,915     $  131,466     $  221,188     $  111,663
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.59% (c)      0.59%          0.60%          0.60%          0.62%          0.65%
Ratio of net expenses to average
   net assets                                      0.59% (c)      0.59%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.29% (c)      1.06%          0.91%          0.91%          0.64%          0.54%
Portfolio turnover rate (e)                          13%            22%            35%            47%            68%            40%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015 and 2014 prior to the reverse share split restatement were $4.46 and $11.22, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019      ----------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     43.16     $    52.34     $    52.81     $    38.94     $    36.61     $    36.11
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.51           0.81           0.74           0.58           0.56           0.47
Net realized and unrealized gain (loss)            4.76          (9.17)         (0.46)         13.89           2.31           0.50
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   5.27          (8.36)          0.28          14.47           2.87           0.97
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.41)         (0.82)         (0.75)         (0.60)         (0.54)         (0.47)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     48.02     $    43.16     $    52.34     $    52.81     $    38.94     $    36.61
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  12.22%        (16.14)%         0.55%         37.57%          7.88%          2.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   177,687     $  228,762     $  314,032     $  404,023     $  223,902     $  109,818
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.61%          0.62%          0.64%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              1.99% (b)      1.50%          1.37%          1.54%          1.52%          1.41%
Portfolio turnover rate (c)                           5%            11%            14%            16%            19%            26%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI") First Trust Water ETF - (NYSE Arca ticker "FIW")
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2019, QQEW, QQXT, QCLN, FCG, FNI, and QABA had securities in the securities lending program. During the six months ended June 30, 2019, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2019, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    2,716,080        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        19,564,271                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        308,595                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   510,967                  --              350,683
First Trust S&P REIT Index Fund                                             3,585,667                  --                   --
First Trust Water ETF                                                       2,110,505                  --                   --
First Trust Natural Gas ETF                                                        --                  --            1,420,088
First Trust Chindia ETF                                                     4,434,111                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                          5,212,126                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $       42,934        $(37,030,279)       $  20,146,395
First Trust NASDAQ-100-Technology Sector Index Fund                           202,049         (47,202,665)           2,227,275
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                          9,306         (14,965,979)           1,819,022
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --         (34,906,225)            (100,993)
First Trust S&P REIT Index Fund                                               290,492            (445,058)         (23,210,802)
First Trust Water ETF                                                         178,889          (6,895,306)          (3,528,041)
First Trust Natural Gas ETF                                                        --        (461,527,796)         (51,897,952)
First Trust Chindia ETF                                                            --         (64,902,798)         (33,517,249)
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --          (4,971,951)         (55,057,167)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of June 30, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                      Pre-Enactment -
                                                                       No Expiration
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $   37,030,279
First Trust NASDAQ-100-Technology Sector Index Fund                        47,202,665
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                     14,965,979
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                34,906,225
First Trust S&P REIT Index Fund                                               445,058
First Trust Water ETF                                                       6,895,306
First Trust Natural Gas ETF                                               461,527,796
First Trust Chindia ETF                                                    64,902,798
First Trust NASDAQ(R) ABA Community Bank Index Fund                         4,971,951

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              Nasdaq, Inc. and American Bankers Association

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2019 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018   6/30/2019      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust NASDAQ-100 Ex-Technology
   Sector Index Fund                      $  18,322   $          --   $   14,190   $   26,900   $   35,900   $   18,322   $   95,312
First Trust NASDAQ(R) Clean Edge(R) Green
   Energy Index Fund                         17,444              --       20,220       39,255       43,615       17,444      120,534
First Trust S&P REIT Index Fund              14,697              --           --           --       25,848       14,697       40,545
First Trust Natural Gas ETF                  21,985              --       14,648       25,164       39,782       21,985      101,579
First Trust NASDAQ(R) ABA Community
   Bank Index Fund                               --              --        8,918           --           --           --        8,918

During the six months ended June 30, 2019, First Trust recovered fees that were previously waived from First Trust NASDAQ(R) ABA Community Bank Index Fund of $8,669.

During the fiscal year ended December 31, 2018, First Trust NASDAQ-100 Equal Weighted Index Fund received a reimbursement from the Advisor of $22,098 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    71,083,197   $    70,501,358
First Trust NASDAQ-100-Technology Sector Index Fund                   166,527,289       162,917,272
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 11,277,472        11,079,756
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            16,642,113        16,151,838
First Trust S&P REIT Index Fund                                         4,544,276         2,969,654
First Trust Water ETF                                                  23,155,576        23,258,459
First Trust Natural Gas ETF                                            20,565,256        20,773,561
First Trust Chindia ETF                                                16,316,932        16,486,246
First Trust NASDAQ(R)ABA Community Bank Index Fund                     10,729,253        10,444,658

For the six months ended June 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   276,940,159   $    81,468,267
First Trust NASDAQ-100-Technology Sector Index Fund                   404,642,765       406,700,542
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  2,621,528                --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             6,203,913           849,487
First Trust S&P REIT Index Fund                                        51,029,489        28,415,358
First Trust Water ETF                                                  34,024,672         7,254,435
First Trust Natural Gas ETF                                            28,156,592        34,410,557
First Trust Chindia ETF                                                 5,708,890        53,267,544
First Trust NASDAQ(R)ABA Community Bank Index Fund                             --        75,238,757

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 for each Fund, except First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund for which the Creation Transaction Fee is $1,000. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 for each Fund, except First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund for which the Redemption Transaction Fee is $1,000. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
      First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT) First Trust Chindia ETF (FNI)
      First Trust Water ETF (FIW)
      First Trust Natural Gas ETF (FCG)
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
      First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2021. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FNI was below the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio of each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2018 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

Semi-Annual Report
For the Six Months Ended
June 30, 2019

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  10
Notes to Fund Performance Overview..........................................  12
Understanding Your Fund Expenses............................................  13
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  14
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  29
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  36
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  37
Statements of Assets and Liabilities........................................  40
Statements of Operations....................................................  41
Statements of Changes in Net Assets.........................................  42
Financial Highlights........................................................  44
Notes to Financial Statements...............................................  46
Additional Information......................................................  54

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2019

Dear Shareholders:

One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. As January 2019 unfolded, the longest partial government shutdown in U.S. history was wrapping up while we were beginning to learn about President Trump's approach to international trade policy. By June's end, trade talks with China were reengaging and the threat of 5% tariffs on Mexican imports was averted. Investors breathed a collective sigh of relief and, once again, the free market began to rally.

At the Markets' close on June 28, 2019, both U.S. and world equities had performed resiliently, as indicated by the S&P 500(R) Index and the MSCI All Country World Index returns of 18.54% and 16.23%, respectively, for the calendar year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.11%, for the same period. The 10-Year U.S. Treasury Note yield fell from over 3% in late 2018 to just above 2% for the six-month period ended June 30, 2019 and the Federal Reserve has clearly indicated that another rate cut is on the way.

Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.

      o     The Consumer Confidence Index of 121.5 for June remains strong.

      o The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.

      o June's unemployment rate of 3.7% barely moved from May's 3.6%, the lowest level since December of 1969.

Before you reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The trade conflict between the U.S. and China was approaching 16-months-old at the close of June 2019. In our opinion, the most notable change in the first half of 2019 was the Trump Administration's ratcheting up of tariffs on roughly $200 billion of imported goods from China. On May 10, 2019, tariffs jumped from 10% to 25%. President Trump continues to threaten China with extending the tariffs to the remaining $300 billion or so in goods shipped to the U.S. annually. The ongoing dispute has become a drag on global growth, according to organizations such as the International Monetary Fund.

While the U.S. economy continues to flourish relative to many other developed and emerging economies, recent data suggests that China's economy is being stressed by the tariffs. China's gross domestic product rose at an annualized pace of 6.2% in the second quarter of 2019, the slowest growth rate in 27 years, according to MarketWatch. CNBC reported that, as of July 1, 2019, the current U.S. economic expansion will become the longest in its history, breaking the previous record of 120 months of growth from March 1991 to March 2001, according to data from the National Bureau of Economic Research.

Investors continue to embrace exchange-traded funds (ETFs) and related exchange-traded products (ETPs). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $5.64 trillion at the end of June 2019, up from $4.99 trillion at this point a year ago, according to its own release. In June 2019, net inflows to ETFs/ETPs listed globally totaled $68.95 billion, bringing year-to-date net inflows to $209.54 billion.

U.S. STOCKS AND BONDS

In the first half of 2019, three of the major U.S. stock indices posted double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 18.54%, 17.97%, and 13.69%, respectively, according to Bloomberg. The S&P 500(R) Index posted its best showing for the first half of a year since 1997, according to CNBC. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Consumer Discretionary, Industrials and Real Estate, up 27.13%, 21.84%, 21.38% and 20.42%, respectively, while the two sectors with the poorest showing, despite generating positive returns, were Health Care, up 8.07%, and Energy, up 13.13%.

At the end of March 2019, both President Trump and White House economic advisor Larry Kudlow called on the Federal Reserve (the "Fed") to lower the federal funds target rate by 50 basis points ("bps"), according to CNBC. While the Fed has yet to make any rate cuts, bond investors, through their purchasing power, pushed the yield on the 10-year Treasury Note (T-Note) down from 2.50% at the close on April 30, 2019 to 2.01% on June 28, 2019, or 49 bps, according to Bloomberg. Investors have signaled to the Fed that they like the idea of a couple of rate cuts over the coming months. The Fed has indicated that it would consider easing rates if the U.S. economy were to weaken.

In the U.S. bond market, all the major bond groups posted positive returns in the first half of 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 9.94%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 3.99%.

FOREIGN STOCKS AND BONDS

The U.S. dollar fell by 0.04% against a basket of major currencies in the first half of 2019, as measured by the U.S. Dollar Index. With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities. In the first half of 2019, foreign stocks and bonds performed well.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 8.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 5.57% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 10.59% (USD), while the MSCI World ex USA Index posted a total return of 14.64%
(USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization index designed to quantitatively identify and select U.S. exchange-listed securities issued by small, mid and large cap U.S. companies that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is rebalanced quarterly. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

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PERFORMANCE
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                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years     Inception
                                       Ended       Ended      Ended      Ended      (12/5/06)      Ended      Ended       (12/5/06)
                                      6/30/19     6/30/19    6/30/19    6/30/19     to 6/30/19    6/30/19    6/30/19     to 6/30/19
FUND PERFORMANCE
NAV                                    17.07%      0.75%      5.86%      10.93%       5.61%       32.95%     182.26%        98.63%
Market Value                           16.84%      0.55%      5.81%      10.90%       5.59%       32.64%     181.39%        98.20%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US
   Market Index*                       17.58%      1.46%       N/A        N/A          N/A          N/A        N/A           N/A
Russell 3000(R) Index                  18.71%      8.98%     10.19%      14.67%       8.23%       62.46%     293.01%       170.14%
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* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's current underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

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                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
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Information Technology                        19.29%
Consumer Discretionary                        15.38
Industrials                                   15.05
Financials                                    13.97
Health Care                                    8.67
Energy                                         6.43
Materials                                      5.72
Communication Services                         4.87
Real Estate                                    4.54
Consumer Staples                               3.18
Utilities                                      2.90
                                             -------
   Total                                     100.00%
                                             =======

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                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
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Veeva Systems, Inc., Class A                   0.52%
Ball Corp.                                     0.49
TE Connectivity Ltd.                           0.48
CDW Corp.                                      0.47
Starbucks Corp.                                0.46
IQVIA Holdings, Inc.                           0.46
Synopsys, Inc.                                 0.46
Cadence Design Systems, Inc.                   0.45
ServiceNow, Inc.                               0.45
PayPal Holdings, Inc.                          0.45
                                             -------
   Total                                       4.69%
                                             =======

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The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 DECEMBER 31, 2008 - JUNE 30, 2019

             First Trust Total US        Russell 3000(R)
            Market AlphaDEX(R) ETF            Index
12/08              $10,000                   $10,000
06/09               10,533                    10,420
12/09               13,415                    12,834
06/10               13,219                    12,058
12/10               16,078                    15,007
06/11               16,430                    15,960
12/11               14,541                    15,160
06/12               14,794                    16,573
12/12               15,812                    17,649
06/13               18,094                    20,130
12/13               21,291                    23,570
06/14               22,364                    25,206
12/14               21,794                    26,529
06/15               22,051                    27,044
12/15               20,490                    26,657
06/16               21,158                    27,622
12/16               23,661                    30,050
06/17               25,447                    32,733
12/17               28,259                    36,397
06/18               29,511                    37,567
12/18               25,397                    34,490
06/19               29,732                    40,943

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             178             0              0            0
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 12/31/16             121             0              0            0
01/01/17 - 12/31/17             216             0              0            0
01/01/18 - 12/31/18             168             2              0            0
01/01/19 - 06/30/19              59             0              0            0

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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              68             6              0            0
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 12/31/16             131             0              0            0
01/01/17 - 12/31/17              35             0              0            0
01/01/18 - 12/31/18              79             1              1            0
01/01/19 - 06/30/19              65             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is a modified market capitalization index designed to tactically allocate exposure to one of three indices: the Nasdaq US 500 Large Cap Index, the Nasdaq US 500 Large Cap Equal Weight Index or the Nasdaq US T-Bill Index based on daily relative strength readings. The Index is rebalanced periodically. The Fund's shares are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "DWPP." The first day of secondary market trading in shares of the Fund was August 30, 2012.

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PERFORMANCE
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                                                                                    AVERAGE ANNUAL                 CUMULATIVE
                                                                                     TOTAL RETURNS                TOTAL RETURNS
                                                     6 Months      1 Year       5 Years      Inception       5 Years      Inception
                                                      Ended         Ended        Ended       (8/29/12)        Ended       (8/29/12)
                                                     6/30/19       6/30/19      6/30/19      to 6/30/19      6/30/19      to 6/30/19
FUND PERFORMANCE
NAV                                                   19.92%        8.60%        6.94%          8.20%        39.88%         71.35%
Market Value                                          19.82%        8.60%        6.96%          8.20%        39.98%         71.40%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio
   Index*                                             20.33%        9.21%         N/A            N/A           N/A            N/A
S&P 500(R) Index                                      18.54%       10.42%       10.71%         13.70%        66.33%        140.46%
Nasdaq US 500 Large Cap Index                         19.14%       10.72%         N/A            N/A           N/A            N/A
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* On August 18, 2017, the Fund's underlying index changed from CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

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                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        15.75%
Financials                                    13.76
Health Care                                   13.06
Industrials                                   12.53
Consumer Discretionary                        10.84
Consumer Staples                               6.55
Real Estate                                    6.46
Utilities                                      5.88
Energy                                         5.86
Communication Services                         4.82
Materials                                      4.49
                                             -------
   Total                                     100.00%
                                             =======

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                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Allergan PLC                                   0.26%
Western Digital Corp.                          0.24
Sarepta Therapeutics, Inc.                     0.23
Micron Technology, Inc.                        0.23
NVIDIA Corp.                                   0.22
Constellation Brands, Inc., Class A            0.21
Mosaic (The) Co.                               0.21
Electronic Arts, Inc.                          0.21
Marathon Petroleum Corp.                       0.21
Arconic, Inc.                                  0.21
                                             -------
   Total                                       2.23%
                                             =======

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The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  AUGUST 29, 2012 - JUNE 30, 2019

            First Trust Dorsey Wright       S&P 500(R)
             People's Portfolio ETF           Index
08/12                $10,000                 $10,000
12/12                  9,863                  10,193
06/13                 10,686                  11,602
12/13                 11,738                  13,494
06/14                 12,251                  14,457
12/14                 13,525                  15,342
06/15                 13,175                  15,531
12/15                 12,730                  15,554
06/16                 12,551                  16,151
12/16                 12,800                  17,414
06/17                 13,952                  19,040
12/17                 15,579                  21,214
06/18                 15,782                  21,776
12/18                 14,292                  20,284
06/19                 17,139                  24,045

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             152             2              0            1
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 12/31/16              76             3              0            0
01/01/17 - 12/31/17             175             0              0            1
01/01/18 - 12/31/18             162             3              0            0
01/01/19 - 06/30/19              82             0              0            0

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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              95             2              0            0
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 12/31/16             168             4              1            0
01/01/17 - 12/31/17              75             0              0            0
01/01/18 - 12/31/18              84             2              0            0
01/01/19 - 06/30/19              42             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal weight version of the Dow Jones Industrial Average(TM) (the "DJIA"), which is composed of 30 securities issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities (as of May 1, 2019). While inclusion in the DJIA is not governed by quantitative rules, a stock is typically only added if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The Fund's shares are listed for trading on the NYSE Arca, Inc. The Index is rebalanced quarterly. The first day of secondary market trading in shares of the Fund was August 9, 2017.

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PERFORMANCE
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                                                                                            AVERAGE ANNUAL             CUMULATIVE
                                                                                            TOTAL RETURNS             TOTAL RETURNS
                                                     6 Months            1 Year               Inception                 Inception
                                                      Ended               Ended                (8/8/17)                 (8/8/17)
                                                     6/30/19             6/30/19              to 6/30/19               to 6/30/19
FUND PERFORMANCE
NAV                                                   14.64%             14.44%                 13.06%                   26.16%
Market Value                                          14.80%             14.43%                 13.08%                   26.21%

INDEX PERFORMANCE
Dow Jones Industrial Average Equal Weight Index       14.98%             15.08%                 13.64%                   27.38%
Dow Jones Industrial Average(TM)                      15.40%             12.20%                 12.93%                   25.89%
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(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        20.07%
Industrials                                   13.78
Financials                                    13.43
Consumer Staples                              13.23
Health Care                                   13.18
Consumer Discretionary                         9.94
Energy                                         6.76
Communication Services                         6.45
Materials                                      3.16
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Caterpillar, Inc.                              3.52%
Goldman Sachs Group (The), Inc.                3.50
Boeing (The) Co.                               3.44
3M Co.                                         3.41
Walgreens Boots Alliance, Inc.                 3.41
United Technologies Corp.                      3.41
Intel Corp.                                    3.40
Exxon Mobil Corp.                              3.38
Chevron Corp.                                  3.38
Apple, Inc.                                    3.37
                                             -------
   Total                                      34.22%
                                             =======

-----------------------------
The Dow Jones Industrial Average Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             AUGUST 8, 2017 - JUNE 30, 2019

                                        Dow Jones Industrial
            First Trust Dow 30             Average Equal            Dow Jones Industrial
             Equal Weight ETF               Weight Index                Average(TM)
08/17            $10,000                      $10,000                     $10,000
12/17             11,102                       11,124                      11,302
06/18             11,024                       11,069                      11,219
12/18             11,004                       11,079                      10,908
06/19             12,615                       12,739                      12,588

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              94             0              0            0
01/01/18 - 12/31/18             171             4              0            0
01/01/19 - 06/30/19              81             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17               6             0              0            0
01/01/18 - 12/31/18              74             2              0            0
01/01/19 - 06/30/19              42             0              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index is rebalanced periodically. The Fund's shares are listed for trading on CBOE BZX, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CUMULATIVE
                                                                                                                      TOTAL RETURNS
                                                                                                  6 Months              Inception
                                                                                                   Ended                (7/25/18)
                                                                                                  6/30/19              to 6/30/19
FUND PERFORMANCE
NAV                                                                                                23.17%                 8.27%
Market Value                                                                                       23.28%                 8.37%

INDEX PERFORMANCE
Lunt Capital Large Cap Factor Rotation Index                                                       23.69%                 9.01%
Nasdaq US 500 Large Cap Index                                                                      19.14%                 5.67%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        22.34%
Health Care                                   15.92
Real Estate                                   12.35
Financials                                    11.78
Utilities                                      9.69
Industrials                                    9.44
Consumer Staples                               7.88
Consumer Discretionary                         5.49
Materials                                      2.80
Communication Services                         1.74
Energy                                         0.57
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
MSCI, Inc.                                     2.18%
Twilio, Inc., Class A                          2.17
Veeva Systems, Inc., Class A                   2.03
Mastercard, Inc., Class A                      2.01
Visa, Inc., Class A                            1.89
Intuit, Inc.                                   1.88
SBA Communications Corp.                       1.87
American Tower Corp.                           1.67
PepsiCo, Inc.                                  1.65
Paychex, Inc.                                  1.55
                                             -------
   Total                                      18.90%
                                             =======

-----------------------------
Lunt Capital Management, Inc. ("Licensor") and the Lunt Capital Large Cap Factor Rotation Index, ("Licensor Index") are trademarks of Licensor and have been licensed for use for certain purposes by First Trust Advisors L.P. The First Trust Lunt U.S. Factor Rotation ETF is based on the Licensor Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           JULY 25, 2018 - JUNE 30, 2019

            First Trust Lunt U.S.       Lunt Capital Large Cap        Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index
07/18              $10,000                     $10,000                   $10,000
12/18                8,791                       8,813                     8,869
06/19               10,828                      10,901                    10,567

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 26, 2018 (commencement of trading) through June 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              91             2              0            0
01/01/19 - 06/30/19             123             0              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              15             1              0            0
01/01/19 - 06/30/19               0             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2019 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF or First Trust Lunt U.S. Factor Rotation ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2019      JUNE 30, 2019         PERIOD           PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                               $1,000.00           $1,170.70          0.70% (a)            $3.77
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32          0.70% (a)            $3.51

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                               $1,000.00           $1,199.20          0.60%                $3.27
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82          0.60%                $3.01

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                               $1,000.00           $1,146.40          0.50%                $2.66
Hypothetical (5% return before expenses)             $1,000.00           $1,022.32          0.50%                $2.51

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

Actual                                               $1,000.00           $1,231.70          0.65%                $3.60
Hypothetical (5% return before expenses)             $1,000.00           $1,021.57          0.65%                $3.26


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2019 through June 30, 2019), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 1.5%
         870 Arconic, Inc.                     $       22,463
          56 Astronics Corp. (a)                        2,252
          73 Boeing (The) Co.                          26,573
          73 Curtiss-Wright Corp.                       9,281
         175 HEICO Corp.                               23,417
          60 Hexcel Corp.                               4,853
          60 Huntington Ingalls Industries,
                Inc.                                   13,484
         118 Kratos Defense & Security
                Solutions, Inc. (a)                     2,701
         144 Mercury Systems, Inc. (a)                 10,130
          34 National Presto Industries, Inc.           3,172
          91 Spirit AeroSystems Holdings, Inc.,
                Class A                                 7,405
          35 Teledyne Technologies, Inc. (a)            9,585
       1,094 Textron, Inc.                             58,026
         122 TransDigm Group, Inc. (a)                 59,024
         420 Wesco Aircraft Holdings, Inc. (a)          4,662
                                               --------------
                                                      257,028
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.5%
         183 Atlas Air Worldwide Holdings,
                Inc. (a)                                8,169
         149 Echo Global Logistics, Inc. (a)            3,110
         305 FedEx Corp.                               50,078
         114 Forward Air Corp.                          6,743
         136 Hub Group, Inc., Class A (a)               5,709
         309 XPO Logistics, Inc. (a)                   17,863
                                               --------------
                                                       91,672
                                               --------------
             AIRLINES -- 1.5%
         296 Alaska Air Group, Inc.                    18,917
          43 Allegiant Travel Co.                       6,171
       1,073 Delta Air Lines, Inc.                     60,893
         352 Hawaiian Holdings, Inc.                    9,655
       1,016 JetBlue Airways Corp. (a)                 18,786
         170 SkyWest, Inc.                             10,314
       1,068 Southwest Airlines Co.                    54,233
         236 Spirit Airlines, Inc. (a)                 11,264
         695 United Airlines Holdings, Inc. (a)        60,847
                                               --------------
                                                      251,080
                                               --------------
             AUTO COMPONENTS -- 1.0%
         387 American Axle & Manufacturing
                Holdings, Inc. (a)                      4,938
         541 BorgWarner, Inc.                          22,711
         247 Cooper Tire & Rubber Co.                   7,793
         197 Cooper-Standard Holdings, Inc. (a)         9,027
         521 Dana, Inc.                                10,389
          42 Dorman Products, Inc. (a)                  3,660
         106 Fox Factory Holding Corp. (a)              8,746
         376 Garrett Motion, Inc. (a)                   5,772
       1,005 Gentex Corp.                              24,733
       1,145 Goodyear Tire & Rubber (The) Co.          17,519
          96 LCI Industries                             8,640
         153 Lear Corp.                                21,308
         666 Modine Manufacturing Co. (a)               9,530
         128 Stoneridge, Inc. (a)                       4,038


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         333 Tenneco, Inc., Class A            $        3,693
          55 Visteon Corp. (a)                          3,222
                                               --------------
                                                      165,719
                                               --------------
             AUTOMOBILES -- 1.0%
       6,311 Ford Motor Co.                            64,562
       1,867 General Motors Co.                        71,936
         350 Harley-Davidson, Inc.                     12,540
         267 Thor Industries, Inc.                     15,606
         296 Winnebago Industries, Inc.                11,440
                                               --------------
                                                      176,084
                                               --------------
             BANKS -- 5.0%
          41 1st Source Corp.                           1,902
         108 Ameris Bancorp                             4,232
         584 Associated Banc-Corp.                     12,346
         133 Banc of California, Inc.                   1,858
         131 BancorpSouth Bank                          3,804
       1,004 Bank of America Corp.                     29,116
         574 Bank OZK                                  17,272
         373 BankUnited, Inc.                          12,585
         298 BB&T Corp.                                14,641
         136 Berkshire Hills Bancorp, Inc.              4,269
         102 BOK Financial Corp.                        7,699
         337 Boston Private Financial Holdings,
                Inc.                                    4,068
         128 Brookline Bancorp, Inc.                    1,969
          53 Carolina Financial Corp.                   1,860
         109 Cathay General Bancorp                     3,914
         135 Chemical Financial Corp.                   5,550
         347 CIT Group, Inc.                           18,231
         668 Citigroup, Inc.                           46,780
       1,279 Citizens Financial Group, Inc.            45,225
         113 Columbia Banking System, Inc.              4,088
         189 Comerica, Inc.                            13,729
         188 ConnectOne Bancorp, Inc.                   4,260
          43 Cullen/Frost Bankers, Inc.                 4,027
          37 Eagle Bancorp, Inc.                        2,003
         260 East West Bancorp, Inc.                   12,160
       1,568 F.N.B. Corp.                              18,455
       1,099 Fifth Third Bancorp                       30,662
         645 First BanCorp                              7,121
          76 First Busey Corp.                          2,007
          31 First Citizens BancShares, Inc.,
                Class A                                13,958
         319 First Hawaiian, Inc.                       8,253
       1,189 First Horizon National Corp.              17,752
          90 First Midwest Bancorp, Inc.                1,842
         119 Fulton Financial Corp.                     1,948
          71 Great Southern Bancorp, Inc.               4,249
         175 Great Western Bancorp, Inc.                6,251
         309 Hancock Whitney Corp.                     12,379
         174 Hanmi Financial Corp.                      3,875
          87 Heartland Financial USA, Inc.              3,891
         101 Hilltop Holdings, Inc.                     2,148
         315 Home BancShares, Inc.                      6,067
         565 Hope Bancorp, Inc.                         7,786


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
       2,185 Huntington Bancshares, Inc.       $       30,197
         174 IBERIABANK Corp.                          13,198
          23 Independent Bank Corp.                     1,751
          97 International Bancshares Corp.             3,658
         351 Investors Bancorp, Inc.                    3,914
         137 JPMorgan Chase & Co.                      15,317
       2,639 KeyCorp                                   46,842
         247 Lakeland Bancorp, Inc.                     3,989
          41 Lakeland Financial Corp.                   1,920
         280 OFG Bancorp                                6,656
         113 Old National Bancorp                       1,875
         209 Pacific Premier Bancorp, Inc.              6,454
         442 PacWest Bancorp                           17,163
         506 People's United Financial, Inc.            8,491
         228 Pinnacle Financial Partners, Inc.         13,105
         226 PNC Financial Services Group
                (The), Inc.                            31,025
         319 Popular, Inc.                             17,303
          82 Preferred Bank                             3,874
          60 Prosperity Bancshares, Inc.                3,963
       2,937 Regions Financial Corp.                   43,879
         109 Renasant Corp.                             3,917
         177 Sandy Spring Bancorp, Inc.                 6,174
          32 Signature Bank                             3,867
         226 Simmons First National Corp.,
                Class A                                 5,257
          54 South State Corp.                          3,978
         223 Sterling Bancorp                           4,745
         121 Synovus Financial Corp.                    4,235
         102 Texas Capital Bancshares, Inc. (a)         6,260
         149 TowneBank                                  4,065
          63 Triumph Bancorp, Inc. (a)                  1,830
          55 Trustmark Corp.                            1,829
         756 Umpqua Holdings Corp.                     12,542
         229 United Bankshares, Inc.                    8,494
         148 United Community Banks, Inc.               4,227
          76 Univest Financial Corp.                    1,996
       1,301 Valley National Bancorp                   14,025
         573 Wells Fargo & Co.                         27,114
          46 WesBanco, Inc.                             1,773
         304 Western Alliance Bancorp (a)              13,595
         185 Wintrust Financial Corp.                  13,535
         275 Zions Bancorp N.A.                        12,644
                                               --------------
                                                      856,908
                                               --------------
             BEVERAGES -- 0.4%
          25 Boston Beer (The) Co., Inc.,
                Class A (a)                             9,444
         929 Molson Coors Brewing Co.,
                Class B                                52,024
                                               --------------
                                                       61,468
                                               --------------
             BIOTECHNOLOGY -- 2.0%
         344 ACADIA Pharmaceuticals, Inc. (a)           9,195
          27 Agios Pharmaceuticals, Inc. (a)            1,347
         407 Amicus Therapeutics, Inc. (a)              5,079
         852 Array BioPharma, Inc. (a)                 39,473


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BIOTECHNOLOGY (CONTINUED)
         403 Arrowhead Pharmaceuticals,
                Inc. (a)                       $       10,680
          79 Bluebird Bio, Inc. (a)                    10,049
          46 Blueprint Medicines Corp. (a)              4,339
         282 Cara Therapeutics, Inc. (a)                6,063
         176 CareDx, Inc. (a)                           6,334
         504 Dicerna Pharmaceuticals, Inc. (a)          7,938
          77 Enanta Pharmaceuticals, Inc. (a)           6,497
         447 Epizyme, Inc. (a)                          5,610
         240 Exact Sciences Corp. (a)                  28,330
         699 Exelixis, Inc. (a)                        14,938
         210 Fate Therapeutics, Inc. (a)                4,263
          76 FibroGen, Inc. (a)                         3,434
          53 Genomic Health, Inc. (a)                   3,083
         483 Incyte Corp. (a)                          41,036
          37 Intercept Pharmaceuticals,
                Inc. (a)                                2,944
         394 Invitae Corp. (a)                          9,259
         205 Ionis Pharmaceuticals, Inc. (a)           13,175
         179 Natera, Inc. (a)                           4,937
          47 Neurocrine Biosciences, Inc. (a)           3,968
         266 Portola Pharmaceuticals, Inc. (a)          7,217
          48 Puma Biotechnology, Inc. (a)                 610
          93 Radius Health, Inc. (a)                    2,265
          97 REGENXBIO, Inc. (a)                        4,983
          94 Repligen Corp. (a)                         8,079
          35 Sarepta Therapeutics, Inc. (a)             5,318
         378 Seattle Genetics, Inc. (a)                26,161
         107 Ultragenyx Pharmaceutical,
                Inc. (a)                                6,795
          93 uniQure N.V. (a)                           7,268
         177 United Therapeutics Corp. (a)             13,817
         295 Veracyte, Inc. (a)                         8,410
         211 Vericel Corp. (a)                          3,986
                                               --------------
                                                      336,880
                                               --------------
             BUILDING PRODUCTS -- 1.1%
          78 A.O. Smith Corp.                           3,678
         120 AAON, Inc.                                 6,022
          92 Allegion PLC                              10,171
          67 American Woodmark Corp. (a)                5,670
         197 Apogee Enterprises, Inc.                   8,558
         157 Armstrong World Industries, Inc.          15,260
         554 Builders FirstSource, Inc. (a)             9,340
         900 Cornerstone Building Brands,
                Inc. (a)                                5,247
          97 CSW Industrials, Inc.                      6,611
         175 Fortune Brands Home & Security,
                Inc.                                    9,998
          45 Gibraltar Industries, Inc. (a)             1,816
         314 JELD-WEN Holding, Inc. (a)                 6,666
         750 Johnson Controls International
                PLC                                    30,982
          63 Lennox International, Inc.                17,325
         106 Masco Corp.                                4,159
         441 Owens Corning                             25,666
         163 Patrick Industries, Inc. (a)               8,018
         247 Universal Forest Products, Inc.            9,401
                                               --------------
                                                      184,588
                                               --------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS -- 3.0%
          78 Affiliated Managers Group, Inc.   $        7,187
         275 Bank of New York Mellon (The)
                Corp.                                  12,141
         696 BGC Partners, Inc., Class A                3,640
          55 Blucora, Inc. (a)                          1,670
         309 Eaton Vance Corp.                         13,327
         137 Evercore, Inc., Class A                   12,134
          50 FactSet Research Systems, Inc.            14,328
         126 Federated Investors, Inc., Class B         4,095
       1,672 Franklin Resources, Inc.                  58,186
         216 Goldman Sachs Group (The), Inc.           44,194
          81 Houlihan Lokey, Inc.                       3,607
          95 INTL. FCStone, Inc. (a)                    3,761
       1,076 Invesco Ltd.                              22,015
         345 Lazard Ltd., Class A                      11,865
         239 LPL Financial Holdings, Inc.              19,495
          34 MarketAxess Holdings, Inc.                10,928
         985 Morgan Stanley                            43,153
          66 Morningstar, Inc.                          9,546
         279 MSCI, Inc.                                66,622
       1,783 Oaktree Specialty Lending Corp.            9,664
          25 Piper Jaffray Cos.                         1,857
         172 Raymond James Financial, Inc.             14,543
         239 SEI Investments Co.                       13,408
         421 State Street Corp.                        23,601
         236 Stifel Financial Corp.                    13,938
         415 T. Rowe Price Group, Inc.                 45,530
         130 TCG BDC, Inc. (b)                          1,981
          76 Virtus Investment Partners, Inc.           8,162
         534 Waddell & Reed Financial, Inc.,
                Class A                                 8,902
                                               --------------
                                                      503,480
                                               --------------
             CHEMICALS -- 2.5%
         259 AdvanSix, Inc. (a)                         6,327
         203 Albemarle Corp.                           14,293
          53 Ashland Global Holdings, Inc.              4,238
          44 Cabot Corp.                                2,099
         203 CF Industries Holdings, Inc.               9,482
         447 Chemours (The) Co.                        10,728
          86 DuPont de Nemours, Inc.                    6,456
         913 Eastman Chemical Co.                      71,059
         157 Ecolab, Inc.                              30,998
         216 FMC Corp.                                 17,917
          76 H.B. Fuller Co.                            3,526
         924 Huntsman Corp.                            18,887
         157 Ingevity Corp. (a)                        16,512
         230 Kraton Corp. (a)                           7,146
         659 Kronos Worldwide, Inc.                    10,096
         824 LyondellBasell Industries N.V.,
                Class A                                70,971
         126 Minerals Technologies, Inc.                6,742
       1,522 Mosaic (The) Co.                          38,096
          10 NewMarket Corp.                            4,009
         898 Olin Corp.                                19,675
          63 PolyOne Corp.                              1,978


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
           9 Quaker Chemical Corp.             $        1,826
         681 Rayonier Advanced Materials, Inc.          4,420
          27 Sensient Technologies Corp.                1,984
          42 Stepan Co.                                 3,860
         163 Trinseo S.A.                               6,902
         306 Westlake Chemical Corp.                   21,255
         213 WR Grace & Co.                            16,212
                                               --------------
                                                      427,694
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.3%
          51 ABM Industries, Inc.                       2,040
       1,079 ACCO Brands Corp.                          8,492
       2,602 ADT, Inc. (b)                             15,924
          40 Brady Corp., Class A                       1,973
         165 Brink's (The) Co.                         13,395
         208 Casella Waste Systems, Inc.,
                Class A (a)                             8,243
         129 Clean Harbors, Inc. (a)                    9,172
         915 Copart, Inc. (a)                          68,387
         427 Covanta Holding Corp.                      7,648
         169 Deluxe Corp.                               6,872
         158 Herman Miller, Inc.                        7,063
         102 HNI Corp.                                  3,609
         241 Interface, Inc.                            3,694
         293 Knoll, Inc.                                6,733
         200 Matthews International Corp.,
                Class A                                 6,970
          33 McGrath RentCorp                           2,051
          80 MSA Safety, Inc.                           8,431
         269 Pitney Bowes, Inc.                         1,151
         162 SP Plus Corp. (a)                          5,173
         381 Steelcase, Inc., Class A                   6,515
          62 Tetra Tech, Inc.                           4,870
          48 UniFirst Corp.                             9,051
          33 Viad Corp.                                 2,186
         133 Waste Management, Inc.                    15,344
                                               --------------
                                                      224,987
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.1%
          97 Acacia Communications, Inc. (a)            4,575
         220 Arista Networks, Inc. (a)                 57,116
         445 Casa Systems, Inc. (a)                     2,861
         383 CommScope Holding Co., Inc. (a)            6,025
         152 EchoStar Corp., Class A (a)                6,737
         986 Extreme Networks, Inc. (a)                 6,379
         471 Juniper Networks, Inc.                    12,543
          74 Lumentum Holdings, Inc. (a)                3,952
         395 Motorola Solutions, Inc.                  65,858
         139 Ubiquiti Networks, Inc.                   18,279
         746 Viavi Solutions, Inc. (a)                  9,914
                                               --------------
                                                      194,239
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.7%
         140 AECOM (a)                                  5,299
         457 Ameresco, Inc., Class A (a)                6,732


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION & ENGINEERING
                (CONTINUED)
         148 Argan, Inc.                       $        6,003
         176 Comfort Systems USA, Inc.                  8,974
         121 Dycom Industries, Inc. (a)                 7,123
         171 EMCOR Group, Inc.                         15,065
         226 Fluor Corp.                                7,614
          43 Granite Construction, Inc.                 2,072
         346 MasTec, Inc. (a)                          17,829
         357 Primoris Services Corp.                    7,472
         551 Quanta Services, Inc.                     21,043
         539 Tutor Perini Corp. (a)                     7,476
                                               --------------
                                                      112,702
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
          66 Eagle Materials, Inc.                      6,118
         233 Summit Materials, Inc.,
                Class A (a)                             4,485
          89 US Concrete, Inc. (a)                      4,423
                                               --------------
                                                       15,026
                                               --------------
             CONSUMER FINANCE -- 1.5%
         605 Ally Financial, Inc.                      18,749
         678 Capital One Financial Corp.               61,522
          28 Credit Acceptance Corp. (a)               13,547
         389 Discover Financial Services               30,182
         339 Encore Capital Group, Inc. (a)            11,482
         243 Enova International, Inc. (a)              5,601
          96 FirstCash, Inc.                            9,602
         479 Navient Corp.                              6,538
         101 Nelnet, Inc., Class A                      5,981
         524 OneMain Holdings, Inc.                    17,716
          69 PRA Group, Inc. (a)                        1,942
         787 Santander Consumer USA
                Holdings, Inc.                         18,857
       1,258 SLM Corp.                                 12,228
       1,303 Synchrony Financial                       45,175
                                               --------------
                                                      259,122
                                               --------------
             CONTAINERS & PACKAGING -- 1.3%
          78 AptarGroup, Inc.                           9,699
       1,197 Ball Corp.                                83,778
         231 Berry Global Group, Inc. (a)              12,148
       1,316 Graphic Packaging Holding Co.             18,398
         179 Greif, Inc., Class A                       5,827
         898 International Paper Co.                   38,901
          97 Owens-Illinois, Inc.                       1,675
         167 Packaging Corp. of America                15,918
          62 Silgan Holdings, Inc.                      1,897
         135 Sonoco Products Co.                        8,821
         542 WestRock Co.                              19,767
                                               --------------
                                                      216,829
                                               --------------
             DISTRIBUTORS -- 0.2%
         425 Funko, Inc., Class A (a) (b)              10,293
         439 LKQ Corp. (a)                             11,682
          50 Pool Corp.                                 9,550
                                               --------------
                                                       31,525
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.4%
          98 Bright Horizons Family Solutions,
                Inc. (a)                       $       14,785
         545 Chegg, Inc. (a)                           21,032
          11 Graham Holdings Co., Class B               7,590
         271 K12, Inc. (a)                              8,241
         617 Laureate Education, Inc.,
                Class A (a)                             9,693
                                               --------------
                                                       61,341
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.2%
         825 AXA Equitable Holdings, Inc.              17,242
         664 Jefferies Financial Group, Inc.           12,769
          83 Voya Financial, Inc.                       4,590
                                               --------------
                                                       34,601
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
       2,209 AT&T, Inc.                                74,024
       3,466 CenturyLink, Inc.                         40,760
          34 Cogent Communications Holdings,
                Inc.                                    2,018
         169 Consolidated Communications
                Holdings, Inc.                            833
         210 Iridium Communications, Inc. (a)           4,885
         234 Verizon Communications, Inc.              13,368
                                               --------------
                                                      135,888
                                               --------------
             ELECTRIC UTILITIES -- 1.2%
         101 ALLETE, Inc.                               8,404
          88 Alliant Energy Corp.                       4,319
         165 American Electric Power Co., Inc.         14,522
         154 Duke Energy Corp.                         13,589
          31 El Paso Electric Co.                       2,027
         290 Entergy Corp.                             29,850
         829 Exelon Corp.                              39,742
         102 Hawaiian Electric Industries, Inc.         4,442
          96 OGE Energy Corp.                           4,086
          37 Otter Tail Corp.                           1,954
         130 Pinnacle West Capital Corp.               12,232
         176 PNM Resources, Inc.                        8,960
         241 Portland General Electric Co.             13,055
       1,309 PPL Corp.                                 40,592
                                               --------------
                                                      197,774
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.7%
         139 Acuity Brands, Inc.                       19,169
         257 Atkore International Group,
                Inc. (a)                                6,649
         181 AZZ, Inc.                                  8,330
         344 Eaton Corp. PLC                           28,648
         129 Encore Wire Corp.                          7,557
         255 EnerSys                                   17,467
          72 Generac Holdings, Inc. (a)                 4,998
          70 Hubbell, Inc.                              9,128
          90 Regal Beloit Corp.                         7,354
         657 Sunrun, Inc. (a)                          12,325
         258 TPI Composites, Inc. (a)                   6,378
                                               --------------
                                                      128,003
                                               --------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.9%
         132 Anixter International, Inc. (a)   $        7,882
         270 Arrow Electronics, Inc. (a)               19,243
         192 Avnet, Inc.                                8,692
         533 AVX Corp.                                  8,848
          66 Badger Meter, Inc.                         3,940
         138 Belden, Inc.                               8,221
          70 Benchmark Electronics, Inc.                1,758
         719 CDW Corp.                                 79,809
          82 Cognex Corp.                               3,934
          52 Coherent, Inc. (a)                         7,091
          63 CTS Corp.                                  1,738
          71 Fabrinet (a)                               3,527
          87 FLIR Systems, Inc.                         4,707
          99 II-VI, Inc. (a)                            3,619
         101 Insight Enterprises, Inc. (a)              5,878
          55 IPG Photonics Corp. (a)                    8,484
         469 Jabil, Inc.                               14,820
         544 KEMET Corp.                               10,233
         794 Keysight Technologies, Inc. (a)           71,309
         314 Knowles Corp. (a)                          5,749
          23 Littelfuse, Inc.                           4,069
         321 Methode Electronics, Inc.                  9,171
         105 OSI Systems, Inc. (a)                     11,826
         151 PC Connection, Inc.                        5,282
          91 Plexus Corp. (a)                           5,312
         192 Sanmina Corp. (a)                          5,814
         206 ScanSource, Inc. (a)                       6,707
         218 SYNNEX Corp.                              21,451
         858 TE Connectivity Ltd.                      82,179
         162 Tech Data Corp. (a)                       16,945
         206 Trimble, Inc. (a)                          9,293
         787 TTM Technologies, Inc. (a)                 8,027
         500 Vishay Intertechnology, Inc.               8,260
          99 Zebra Technologies Corp.,
                Class A (a)                            20,739
                                               --------------
                                                      494,557
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.9%
         378 Archrock, Inc.                             4,007
         119 C&J Energy Services, Inc. (a)              1,402
         156 Cactus, Inc., Class A (a)                  5,167
         352 Diamond Offshore Drilling,
                Inc. (a)                                3,122
         186 DMC Global, Inc.                          11,783
         739 FTS International, Inc. (a)                4,124
       1,418 Halliburton Co.                           32,245
         934 Helix Energy Solutions Group,
                Inc. (a)                                8,060
          75 Helmerich & Payne, Inc.                    3,797
         509 Keane Group, Inc. (a)                      3,421
         240 Liberty Oilfield Services, Inc.,
                Class A                                 3,883
         555 Mammoth Energy Services, Inc.              3,818
       1,611 Nabors Industries Ltd.                     4,672
         605 Newpark Resources, Inc. (a)                4,489


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES
                (CONTINUED)
         218 Oil States International,
                Inc. (a)                       $        3,989
         395 Patterson-UTI Energy, Inc.                 4,547
         328 ProPetro Holding Corp. (a)                 6,790
         648 RPC, Inc.                                  4,672
         318 Schlumberger Ltd.                         12,637
         218 SEACOR Holdings, Inc. (a)                 10,357
         461 Select Energy Services, Inc.,
                Class A (a)                             5,352
         337 Solaris Oilfield Infrastructure,
                Inc., Class A                           5,048
                                               --------------
                                                      147,382
                                               --------------
             ENTERTAINMENT -- 1.4%
         498 AMC Entertainment Holdings,
                Inc., Class A                           4,646
         208 Cinemark Holdings, Inc.                    7,509
         844 Glu Mobile, Inc. (a)                       6,060
       1,090 Live Nation Entertainment,
                Inc. (a)                               72,213
          14 Madison Square Garden (The) Co.,
                Class A (a)                             3,919
          92 Marcus (The) Corp.                         3,032
         117 Netflix, Inc. (a)                         42,976
       2,468 Viacom, Inc., Class B                     73,719
          96 World Wrestling Entertainment,
                Inc., Class A                           6,932
       3,119 Zynga, Inc., Class A (a)                  19,120
                                               --------------
                                                      240,126
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.1%
          53 Agree Realty Corp.                         3,395
          81 American Assets Trust, Inc.                3,817
         175 American Campus Communities,
                Inc.                                    8,078
         183 American Homes 4 Rent, Class A             4,449
         211 American Tower Corp.                      43,139
         409 Americold Realty Trust                    13,260
          83 Apartment Investment &
                Management Co., Class A                 4,160
       1,275 Apple Hospitality REIT, Inc.              20,221
         905 Brixmor Property Group, Inc.              16,181
          41 Camden Property Trust                      4,280
         236 CareTrust REIT, Inc.                       5,612
         288 Chatham Lodging Trust                      5,434
         199 Chesapeake Lodging Trust                   5,656
         347 Colony Capital, Inc.                       1,735
         206 Community Healthcare Trust, Inc.           8,118
         380 CoreCivic, Inc.                            7,889
          39 CoreSite Realty Corp.                      4,492
         107 Cousins Properties, Inc.                   3,870
         216 Crown Castle International Corp.          28,156
         130 CubeSmart                                  4,347
         512 DiamondRock Hospitality Co.                5,294
         206 Douglas Emmett, Inc.                       8,207
         272 Duke Realty Corp.                          8,598
          74 EastGroup Properties, Inc.                 8,582
         216 EPR Properties                            16,111


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         509 Equity Commonwealth               $       16,553
          36 Equity LifeStyle Properties, Inc.          4,368
          30 Federal Realty Investment Trust            3,863
         118 First Industrial Realty Trust,
                Inc.                                    4,335
         771 Franklin Street Properties Corp.           5,690
         216 Gaming and Leisure Properties,
                Inc.                                    8,420
         192 GEO Group (The), Inc.                      4,034
          58 Getty Realty Corp.                         1,784
         288 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.            8,116
         129 Healthcare Realty Trust, Inc.              4,040
         145 Healthcare Trust of America, Inc.,
                Class A                                 3,977
         431 Hersha Hospitality Trust                   7,129
         632 Hospitality Properties Trust              15,800
       3,665 Host Hotels & Resorts, Inc.               66,776
         514 Independence Realty Trust, Inc.            5,947
         275 Industrial Logistics Properties
                Trust                                   5,725
          68 Innovative Industrial Properties,
                Inc.                                    8,402
       1,139 Invitation Homes, Inc.                    30,445
         117 Iron Mountain, Inc.                        3,662
         302 JBG SMITH Properties                      11,881
          55 Kilroy Realty Corp.                        4,059
         449 Kimco Realty Corp.                         8,297
          52 Lamar Advertising Co., Class A             4,197
          86 Liberty Property Trust                     4,303
         674 Medical Properties Trust, Inc.            11,755
          75 National Retail Properties, Inc.           3,976
         426 NorthStar Realty Europe Corp.              6,999
         109 Omega Healthcare Investors, Inc.           4,006
         316 Outfront Media, Inc.                       8,150
         586 Paramount Group, Inc.                      8,210
         669 Park Hotels & Resorts, Inc.               18,438
         295 Physicians Realty Trust                    5,145
         177 Piedmont Office Realty Trust,
                Inc., Class A                           3,528
         125 Preferred Apartment Communities,
                Inc., Class A                           1,869
          53 PS Business Parks, Inc.                    8,932
          41 QTS Realty Trust, Inc., Class A            1,893
         123 Regency Centers Corp.                      8,209
         103 Rexford Industrial Realty, Inc.            4,158
         526 RLJ Lodging Trust                          9,331
         154 RPT Realty                                 1,865
          51 Ryman Hospitality Properties, Inc.         4,136
         427 Sabra Health Care REIT, Inc.               8,408
          69 SBA Communications Corp. (a)              15,514
         314 Senior Housing Properties Trust            2,597
          92 SL Green Realty Corp.                      7,394
          62 STAG Industrial, Inc.                      1,875
         248 STORE Capital Corp.                        8,231
         809 Summit Hotel Properties, Inc.              9,279
          70 Sun Communities, Inc.                      8,973


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         641 Sunstone Hotel Investors, Inc.    $        8,788
          44 Terreno Realty Corp.                       2,158
          24 Universal Health Realty Income
                Trust                                   2,038
         497 VEREIT, Inc.                               4,478
         570 VICI Properties, Inc.                     12,563
       1,308 Washington Prime Group, Inc. (b)           4,997
         422 Xenia Hotels & Resorts, Inc.               8,799
                                               --------------
                                                      701,576
                                               --------------
             FOOD & STAPLES RETAILING -- 0.8%
         172 Andersons (The), Inc.                      4,685
          65 Casey's General Stores, Inc.              10,139
          59 Chefs' Warehouse (The), Inc. (a)           2,069
       2,816 Kroger (The) Co.                          61,136
         105 Performance Food Group Co. (a)             4,203
          86 Sprouts Farmers Market, Inc. (a)           1,625
         357 US Foods Holding Corp. (a)                12,766
         657 Walgreens Boots Alliance, Inc.            35,918
         226 Weis Markets, Inc.                         8,229
                                               --------------
                                                      140,770
                                               --------------
             FOOD PRODUCTS -- 1.3%
         964 Archer-Daniels-Midland Co.                39,331
         235 Bunge Ltd.                                13,092
         166 Cal-Maine Foods, Inc.                      6,926
         300 Conagra Brands, Inc.                       7,956
         576 Darling Ingredients, Inc. (a)             11,457
         195 Flowers Foods, Inc.                        4,538
         218 Freshpet, Inc. (a)                         9,921
         148 Hostess Brands, Inc. (a)                   2,137
         176 Ingredion, Inc.                           14,518
          12 J&J Snack Foods Corp.                      1,931
         119 J.M. Smucker (The) Co.                    13,708
         111 Lamb Weston Holdings, Inc.                 7,033
          27 Lancaster Colony Corp.                     4,012
         373 Pilgrim's Pride Corp. (a)                  9,471
         190 Post Holdings, Inc. (a)                   19,754
         179 Simply Good Foods (The) Co. (a)            4,310
         143 TreeHouse Foods, Inc. (a)                  7,736
         599 Tyson Foods, Inc., Class A                48,363
                                               --------------
                                                      226,194
                                               --------------
             GAS UTILITIES -- 0.4%
          81 Chesapeake Utilities Corp.                 7,696
         273 National Fuel Gas Co.                     14,401
         334 New Jersey Resources Corp.                16,623
          93 ONE Gas, Inc.                              8,398
         101 Southwest Gas Holdings, Inc.               9,052
         101 Spire, Inc.                                8,476
         225 UGI Corp.                                 12,017
                                               --------------
                                                       76,663
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 1.6%
         162 AngioDynamics, Inc. (a)                    3,190
           4 Atrion Corp.                               3,411
         511 Baxter International, Inc.                41,851


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT & SUPPLIES
                (CONTINUED)
         143 Cardiovascular Systems, Inc. (a)  $        6,139
         296 Cerus Corp. (a)                            1,664
          67 CONMED Corp.                               5,733
          47 Cooper (The) Cos., Inc.                   15,834
          63 CryoLife, Inc. (a)                         1,886
          72 Edwards Lifesciences Corp. (a)            13,301
          94 Glaukos Corp. (a)                          7,088
         118 Hill-Rom Holdings, Inc.                   12,345
         572 Hologic, Inc. (a)                         27,467
          44 Insulet Corp. (a)                          5,253
          75 Integra LifeSciences Holdings
                Corp. (a)                               4,189
         302 Lantheus Holdings, Inc. (a)                8,547
          90 Masimo Corp. (a)                          13,394
          60 Merit Medical Systems, Inc. (a)            3,574
          16 Mesa Laboratories, Inc.                    3,909
          59 Nevro Corp. (a)                            3,825
         345 Novocure Ltd. (a)                         21,814
          85 Penumbra, Inc. (a)                        13,600
         113 Quidel Corp. (a)                           6,703
         140 Stryker Corp.                             28,781
          35 Tactile Systems Technology,
                Inc. (a)                                1,992
          58 Tandem Diabetes Care, Inc. (a)             3,742
          46 Teleflex, Inc.                            15,233
         250 ViewRay, Inc. (a)                          2,202
         132 Wright Medical Group N.V. (a)              3,936
                                               --------------
                                                      280,603
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.3%
         101 Amedisys, Inc. (a)                        12,262
          59 BioTelemetry, Inc. (a)                     2,841
          26 Chemed Corp.                               9,382
          57 CorVel Corp. (a)                           4,960
         180 Ensign Group (The), Inc.                  10,246
          56 HealthEquity, Inc. (a)                     3,662
         181 Laboratory Corp. of America
                Holdings (a)                           31,295
          50 LHC Group, Inc. (a)                        5,979
          28 Magellan Health, Inc. (a)                  2,078
         340 MEDNAX, Inc. (a)                           8,578
         117 Molina Healthcare, Inc. (a)               16,747
          73 National HealthCare Corp.                  5,924
          85 Patterson Cos., Inc.                       1,947
         176 PetIQ, Inc. (a)                            5,801
         308 Quest Diagnostics, Inc.                   31,358
         955 R1 RCM, Inc. (a)                          12,014
         262 Select Medical Holdings Corp. (a)          4,158
         320 Tenet Healthcare Corp. (a)                 6,611
         526 Tivity Health, Inc. (a)                    8,647
         311 Universal Health Services, Inc.,
                Class B                                40,551
                                               --------------
                                                      225,041
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE TECHNOLOGY -- 0.6%
          62 HMS Holdings Corp. (a)            $        2,008
         149 Inovalon Holdings, Inc.,
                Class A (a)                             2,162
          57 Medidata Solutions, Inc. (a)               5,159
          69 Omnicell, Inc. (a)                         5,936
          75 Teladoc Health, Inc. (a)                   4,981
         546 Veeva Systems, Inc., Class A (a)          88,512
                                               --------------
                                                      108,758
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.5%
         563 Aramark                                   20,302
          68 Boyd Gaming Corp.                          1,832
         166 Brinker International, Inc.                6,532
       1,435 Caesars Entertainment Corp. (a)           16,962
       1,366 Carnival Corp.                            63,587
          38 Cheesecake Factory (The), Inc.             1,661
          98 Chipotle Mexican Grill, Inc. (a)          71,822
          51 Cracker Barrel Old Country Store,
                Inc.                                    8,707
         456 Darden Restaurants, Inc.                  55,509
          37 Dave & Buster's Entertainment,
                Inc.                                    1,497
         503 Denny's Corp. (a)                         10,327
         101 Dine Brands Global, Inc.                   9,642
         221 Dunkin' Brands Group, Inc.                17,605
         445 Eldorado Resorts, Inc. (a)                20,501
         702 Everi Holdings, Inc. (a)                   8,375
         120 Hilton Grand Vacations, Inc. (a)           3,818
         212 International Speedway Corp.,
                Class A                                 9,517
         485 Lindblad Expeditions Holdings,
                Inc. (a)                                8,706
       1,008 Norwegian Cruise Line Holdings
                Ltd. (a)                               54,059
         302 Planet Fitness, Inc., Class A (a)         21,877
         483 Royal Caribbean Cruises Ltd.              58,544
         215 SeaWorld Entertainment, Inc. (a)           6,665
          94 Shake Shack, Inc., Class A (a)             6,787
         932 Starbucks Corp.                           78,130
         697 Wendy's (The) Co.                         13,647
          97 Wingstop, Inc.                             9,191
         308 Yum China Holdings, Inc.                  14,230
                                               --------------
                                                      600,032
                                               --------------
             HOUSEHOLD DURABLES -- 2.5%
          31 Cavco Industries, Inc. (a)                 4,884
         385 Century Communities, Inc. (a)             10,233
       1,674 D.R. Horton, Inc.                         72,200
         642 Garmin Ltd.                               51,232
         190 Installed Building Products,
                Inc. (a)                               11,252
          78 iRobot Corp. (a)                           7,148
         382 KB Home                                    9,829
         168 La-Z-Boy, Inc.                             5,151
          98 Leggett & Platt, Inc.                      3,760
       1,411 Lennar Corp., Class A                     68,377
         123 LGI Homes, Inc. (a)                        8,786
         318 M.D.C. Holdings, Inc.                     10,424
         347 M/I Homes, Inc. (a)                        9,903


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
         207 Meritage Homes Corp. (a)          $       10,627
         165 Mohawk Industries, Inc. (a)               24,333
           5 NVR, Inc. (a)                             16,851
         743 PulteGroup, Inc.                          23,494
         258 Roku, Inc. (a)                            23,370
         520 Taylor Morrison Home Corp.,
                Class A (a)                            10,899
         574 Toll Brothers, Inc.                       21,020
          57 TopBuild Corp. (a)                         4,717
         731 TRI Pointe Group, Inc. (a)                 8,750
          72 Tupperware Brands Corp.                    1,370
                                               --------------
                                                      418,610
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.1%
         318 Central Garden & Pet Co.,
                Class A (a)                             7,835
         194 Church & Dwight Co., Inc.                 14,174
          34 Spectrum Brands Holdings, Inc.             1,828
                                               --------------
                                                       23,837
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.7%
         919 AES Corp.                                 15,402
         244 Clearway Energy, Inc., Class C             4,114
         652 NRG Energy, Inc.                          22,898
          33 Ormat Technologies, Inc.                   2,092
         336 Pattern Energy Group, Inc.,
                Class A                                 7,758
         269 TerraForm Power, Inc., Class A             3,847
       2,661 Vistra Energy Corp.                       60,245
                                               --------------
                                                      116,356
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
          68 Carlisle Cos., Inc.                        9,548
         122 Roper Technologies, Inc.                  44,684
                                               --------------
                                                       54,232
                                               --------------
             INSURANCE -- 3.0%
         408 Ambac Financial Group, Inc. (a)            6,875
         273 American Equity Investment Life
                Holding Co.                             7,415
          43 American Financial Group, Inc.             4,406
         965 American International Group, Inc.        51,415
          34 American National Insurance Co.            3,960
         468 Assured Guaranty Ltd.                     19,693
         407 Athene Holding Ltd., Class A (a)          17,525
         458 Brighthouse Financial, Inc. (a)           16,804
         148 eHealth, Inc. (a)                         12,743
         184 Employers Holdings, Inc.                   7,778
         116 Erie Indemnity Co., Class A               29,496
         341 Fidelity National Financial, Inc.         13,742
         323 First American Financial Corp.            17,345
          36 Hanover Insurance Group (The),
                Inc.                                    4,619
         279 Hartford Financial Services Group
                (The), Inc.                            15,546
          46 James River Group Holdings Ltd.            2,157
         164 Kemper Corp.                              14,152
         108 Kinsale Capital Group, Inc.                9,880


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
         472 Lincoln National Corp.            $       30,420
         651 MetLife, Inc.                             32,335
         156 National General Holdings Corp.            3,579
          28 National Western Life Group, Inc.,
                Class A                                 7,196
         199 Old Republic International Corp.           4,454
         136 Primerica, Inc.                           16,313
         552 Principal Financial Group, Inc.           31,972
         769 Progressive (The) Corp.                   61,466
         151 Prudential Financial, Inc.                15,251
          59 Reinsurance Group of America, Inc.         9,206
         101 Torchmark Corp.                            9,035
         101 Travelers (The) Cos., Inc.                15,102
         113 Trupanion, Inc. (a) (b)                    4,083
         246 Unum Group                                 8,253
          74 W.R. Berkley Corp.                         4,879
                                               --------------
                                                      509,095
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.7%
         243 Cars.com, Inc. (a)                         4,792
          83 Facebook, Inc., Class A (a)               16,019
         198 IAC/InterActiveCorp (a)                   43,071
         130 Liberty TripAdvisor Holdings,
                Inc., Class A (a)                       1,612
         294 Match Group, Inc.                         19,778
         138 QuinStreet, Inc. (a)                       2,187
       1,131 Snap, Inc., Class A (a)                   16,173
         421 Twitter, Inc. (a)                         14,693
                                               --------------
                                                      118,325
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.6%
           8 Amazon.com, Inc. (a)                      15,149
         373 eBay, Inc.                                14,733
         309 Etsy, Inc. (a)                            18,963
         129 Liberty Expedia Holdings, Inc.,
                Class A (a)                             6,165
       1,300 Qurate Retail, Inc. (a)                   16,107
         136 Shutterfly, Inc. (a)                       6,875
          40 Shutterstock, Inc.                         1,568
         196 Stitch Fix, Inc., Class A (a) (b)          6,270
         140 Wayfair, Inc., Class A (a)                20,440
                                               --------------
                                                      106,270
                                               --------------
             IT SERVICES -- 3.2%
          58 Akamai Technologies, Inc. (a)              4,648
          47 Alliance Data Systems Corp.                6,586
         173 Automatic Data Processing, Inc.           28,602
         153 Black Knight, Inc. (a)                     9,203
         357 Booz Allen Hamilton Holding
                Corp.                                  23,637
          68 CACI International, Inc.,
                Class A (a)                            13,912
         191 Cognizant Technology Solutions
                Corp., Class A                         12,107
          50 CoreLogic, Inc. (a)                        2,091
         123 EPAM Systems, Inc. (a)                    21,291



                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         146 Euronet Worldwide, Inc. (a)       $       24,563
         133 EVERTEC, Inc.                              4,349
          62 ExlService Holdings, Inc. (a)              4,100
         112 FleetCor Technologies, Inc. (a)           31,455
         274 Gartner, Inc. (a)                         44,098
         118 Genpact Ltd.                               4,495
         106 GTT Communications, Inc. (a) (b)           1,866
         387 KBR, Inc.                                  9,652
         195 Leidos Holdings, Inc.                     15,571
         169 LiveRamp Holdings, Inc. (a)                8,193
          34 ManTech International Corp.,
                Class A                                 2,239
         177 Mastercard, Inc., Class A                 46,822
         117 MAXIMUS, Inc.                              8,487
          63 MongoDB, Inc. (a)                          9,582
         251 Okta, Inc. (a)                            31,001
         173 Paychex, Inc.                             14,236
         667 PayPal Holdings, Inc. (a)                 76,345
         125 Presidio, Inc.                             1,709
         370 Square, Inc., Class A (a)                 26,836
         196 Sykes Enterprises, Inc. (a)                5,382
         161 Twilio, Inc., Class A (a)                 21,952
         450 Western Union (The) Co.                    8,951
          87 WEX, Inc. (a)                             18,105
                                               --------------
                                                      542,066
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         160 Acushnet Holdings Corp.                    4,202
         248 Brunswick Corp.                           11,381
          78 Johnson Outdoors, Inc., Class A            5,816
          93 Malibu Boats, Inc., Class A (a)            3,613
          98 Polaris Industries, Inc.                   8,940
          70 Sturm Ruger & Co., Inc.                    3,814
                                               --------------
                                                       37,766
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.3%
         176 Accelerate Diagnostics,
                Inc. (a) (b)                            4,027
         172 Agilent Technologies, Inc.                12,843
          14 Bio-Rad Laboratories, Inc.,
                Class A (a)                             4,376
          63 Bio-Techne Corp.                          13,135
         432 Bruker Corp.                              21,578
         190 Cambrex Corp. (a)                          8,894
         143 Charles River Laboratories
                International, Inc. (a)                20,292
         270 Codexis, Inc. (a)                          4,976
         417 Fluidigm Corp. (a)                         5,137
         482 IQVIA Holdings, Inc. (a)                  77,554
         125 Medpace Holdings, Inc. (a)                 8,178
          57 Mettler-Toledo International,
                Inc. (a)                               47,880
         232 NanoString Technologies, Inc. (a)          7,041
         271 NeoGenomics, Inc. (a)                      5,946
         173 PerkinElmer, Inc.                         16,667
         151 PRA Health Sciences, Inc. (a)             14,972


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
         401 Syneos Health, Inc. (a)           $       20,487
         152 Thermo Fisher Scientific, Inc.            44,639
         220 Waters Corp. (a)                          47,353
                                               --------------
                                                      385,975
                                               --------------
             MACHINERY -- 3.5%
         179 AGCO Corp.                                13,885
          55 Alamo Group, Inc.                          5,496
          52 Albany International Corp.,
                Class A                                 4,311
          93 Allison Transmission Holdings,
                Inc.                                    4,311
          59 Altra Industrial Motion Corp.              2,117
         108 Barnes Group, Inc.                         6,085
         102 Caterpillar, Inc.                         13,902
         102 Chart Industries, Inc. (a)                 7,842
         187 Colfax Corp. (a)                           5,242
          54 Columbus McKinnon Corp.                    2,266
         147 Crane Co.                                 12,266
         263 Cummins, Inc.                             45,062
         173 Deere & Co.                               28,668
          83 Donaldson Co., Inc.                        4,221
          28 ESCO Technologies, Inc.                    2,313
         142 Federal Signal Corp.                       3,798
         661 Fortive Corp.                             53,885
         145 Franklin Electric Co., Inc.                6,887
         299 Gardner Denver Holdings, Inc. (a)         10,345
          54 Gorman-Rupp (The) Co.                      1,773
         168 Graco, Inc.                                8,430
         287 Greenbrier (The) Cos., Inc.                8,725
          79 Helios Technologies, Inc.                  3,666
          27 IDEX Corp.                                 4,648
         513 Ingersoll-Rand PLC                        64,982
         215 ITT, Inc.                                 14,078
          20 John Bean Technologies Corp.               2,423
          42 Kadant, Inc.                               3,814
         201 Kennametal, Inc.                           7,435
          50 Lincoln Electric Holdings, Inc.            4,116
         272 Meritor, Inc. (a)                          6,596
         128 Middleby (The) Corp. (a)                  17,370
         490 Milacron Holdings Corp. (a)                6,762
          59 Mueller Industries, Inc.                   1,727
         172 Navistar International Corp. (a)           5,925
         277 Oshkosh Corp.                             23,127
         813 PACCAR, Inc.                              58,260
          81 Parker-Hannifin Corp.                     13,771
         106 Snap-on, Inc.                             17,558
          58 SPX FLOW, Inc. (a)                         2,428
          75 Standex International Corp.                5,485
         169 Timken (The) Co.                           8,676
         181 Toro (The) Co.                            12,109
         122 TriMas Corp. (a)                           3,778
         765 Trinity Industries, Inc.                  15,874
         545 Wabash National Corp.                      8,867
         219 Woodward, Inc.                            24,782
                                               --------------
                                                      590,087
                                               --------------


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MARINE -- 0.1%
          55 Kirby Corp. (a)                   $        4,345
         154 Matson, Inc.                               5,983
                                               --------------
                                                       10,328
                                               --------------
             MEDIA -- 1.8%
         967 Altice USA, Inc., Class A (a)             23,546
          33 AMC Networks, Inc., Class A (a)            1,798
          17 Cable One, Inc.                           19,907
         291 CBS Corp., Class B                        14,521
         120 Charter Communications, Inc.,
                Class A (a)                            47,422
         693 Comcast Corp., Class A                    29,300
       1,025 Discovery, Inc., Class A (a)              31,467
         656 DISH Network Corp., Class A (a)           25,197
         440 E.W. Scripps (The) Co., Class A            6,728
         351 Gannett Co., Inc.                          2,864
         432 Gray Television, Inc. (a)                  7,080
         396 Interpublic Group of Cos. (The),
                Inc.                                    8,946
         125 John Wiley & Sons, Inc., Class A           5,732
         285 Liberty Latin America Ltd.,
                Class C (a)                             4,899
         704 New Media Investment Group, Inc.           6,646
         506 New York Times (The) Co.,
                Class A                                16,506
         334 News Corp., Class A                        4,506
         192 Nexstar Media Group, Inc., Class A        19,392
         139 Scholastic Corp.                           4,620
         192 Sinclair Broadcast Group, Inc.,
                Class A                                10,297
         524 TEGNA, Inc.                                7,939
         609 WideOpenWest, Inc. (a)                     4,421
                                               --------------
                                                      303,734
                                               --------------
             METALS & MINING -- 1.6%
         672 AK Steel Holding Corp. (a) (b)             1,593
         590 Alcoa Corp. (a)                           13,812
         650 Allegheny Technologies, Inc. (a)          16,380
         161 Carpenter Technology Corp.                 7,725
         740 Cleveland-Cliffs, Inc. (b)                 7,896
         453 Coeur Mining, Inc. (a)                     1,966
         433 Commercial Metals Co.                      7,729
       5,374 Freeport-McMoRan, Inc.                    62,392
         107 Global Brass & Copper Holdings,
                Inc.                                    4,679
       1,606 Hecla Mining Co.                           2,891
          35 Kaiser Aluminum Corp.                      3,416
       1,187 Nucor Corp.                               65,404
         230 Reliance Steel & Aluminum Co.             21,763
         589 Steel Dynamics, Inc.                      17,788
       1,066 United States Steel Corp.                 16,320
         304 Warrior Met Coal, Inc.                     7,940
         148 Worthington Industries, Inc.               5,958
                                               --------------
                                                      265,652
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.3%
         406 Apollo Commercial Real Estate
                Finance, Inc.                  $        7,466
         570 Arbor Realty Trust, Inc. (b)               6,908
         241 Blackstone Mortgage Trust, Inc.,
                Class A                                 8,575
         215 Capstead Mortgage Corp.                    1,795
         444 Chimera Investment Corp.                   8,378
          99 Granite Point Mortgage Trust, Inc.         1,900
          92 KKR Real Estate Finance Trust,
                Inc.                                    1,833
         217 Ladder Capital Corp.                       3,604
       1,016 MFA Financial, Inc.                        7,295
         268 PennyMac Mortgage Investment
                Trust                                   5,851
         114 Redwood Trust, Inc.                        1,885
         186 Starwood Property Trust, Inc.              4,226
                                               --------------
                                                       59,716
                                               --------------
             MULTILINE RETAIL -- 1.3%
         194 Big Lots, Inc.                             5,550
         128 Dillard's, Inc., Class A (b)               7,972
         465 Dollar General Corp.                      62,849
         264 Dollar Tree, Inc. (a)                     28,351
         806 Kohl's Corp.                              38,325
         865 Macy's, Inc.                              18,563
         281 Nordstrom, Inc.                            8,953
         146 Ollie's Bargain Outlet Holdings,
                Inc. (a)                               12,718
         345 Target Corp.                              29,881
                                               --------------
                                                      213,162
                                               --------------
             MULTI-UTILITIES -- 0.6%
         136 Avista Corp.                               6,066
         168 Black Hills Corp.                         13,133
         327 Consolidated Edison, Inc.                 28,671
         111 DTE Energy Co.                            14,195
         483 MDU Resources Group, Inc.                 12,461
          52 NorthWestern Corp.                         3,752
         233 Public Service Enterprise Group,
                Inc.                                   13,705
          68 Unitil Corp.                               4,072
                                               --------------
                                                       96,055
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.5%
         837 Antero Resources Corp. (a)                 4,629
         799 Apache Corp.                              23,147
         101 Arch Coal, Inc., Class A                   9,515
         637 Cabot Oil & Gas Corp.                     14,626
         359 California Resources Corp. (a)             7,065
       1,223 Callon Petroleum Co. (a)                   8,060
         741 Carrizo Oil & Gas, Inc. (a)                7,425
         811 Cheniere Energy, Inc. (a)                 55,513
         596 Chesapeake Energy Corp. (a) (b)            1,162
         562 Chevron Corp.                             69,935
         297 Cimarex Energy Co.                        17,621
         858 CNX Resources Corp. (a)                    6,272


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         267 Comstock Resources, Inc. (a) (b)  $        1,487
         216 CONSOL Energy, Inc. (a)                    5,748
         128 Contura Energy, Inc. (a)                   6,643
         404 CVR Energy, Inc.                          20,196
         152 Delek US Holdings, Inc.                    6,159
       4,505 Denbury Resources, Inc. (a)                5,586
       2,195 Devon Energy Corp.                        62,601
       2,183 Extraction Oil & Gas, Inc. (a) (b)         9,452
         514 Exxon Mobil Corp.                         39,388
         443 Green Plains, Inc.                         4,776
       1,152 Gulfport Energy Corp. (a)                  5,656
         422 HollyFrontier Corp.                       19,530
       2,077 Kinder Morgan, Inc.                       43,368
         593 Kosmos Energy Ltd.                         3,718
       2,989 Laredo Petroleum, Inc. (a)                 8,668
       4,145 Marathon Oil Corp.                        58,900
         926 Marathon Petroleum Corp.                  51,745
         478 Matador Resources Co. (a)                  9,503
         709 Murphy Oil Corp.                          17,477
         504 Noble Energy, Inc.                        11,290
       1,223 Oasis Petroleum, Inc. (a)                  6,947
       1,046 Occidental Petroleum Corp.                52,593
         198 ONEOK, Inc.                               13,624
         207 Par Pacific Holdings, Inc. (a)             4,248
         400 PBF Energy, Inc., Class A                 12,520
          91 PDC Energy, Inc. (a)                       3,281
         734 Peabody Energy Corp.                      17,689
         728 Phillips 66                               68,097
         711 QEP Resources, Inc. (a)                    5,141
         168 Renewable Energy Group, Inc. (a)           2,664
         376 SemGroup Corp., Class A                    4,512
         528 SM Energy Co.                              6,611
       1,969 Southwestern Energy Co. (a)                6,222
       1,804 SRC Energy, Inc. (a)                       8,948
         348 Talos Energy, Inc. (a)                     8,369
         100 Targa Resources Corp.                      3,926
         825 Tellurian, Inc. (a) (b)                    6,476
         519 Unit Corp. (a)                             4,614
         653 Valero Energy Corp.                       55,903
       1,071 W&T Offshore, Inc. (a)                     5,312
         353 Whiting Petroleum Corp. (a)                6,594
         256 World Fuel Services Corp.                  9,206
       1,268 WPX Energy, Inc. (a)                      14,595
                                               --------------
                                                      944,953
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.3%
         138 Boise Cascade Co.                          3,879
         186 Domtar Corp.                               8,283
         852 Louisiana-Pacific Corp.                   22,339
         143 Schweitzer-Mauduit International,
                Inc.                                    4,745
         431 Verso Corp., Class A (a)                   8,211
                                               --------------
                                                       47,457
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PERSONAL PRODUCTS -- 0.4%
          84 Edgewell Personal Care Co. (a)    $        2,264
         251 Estee Lauder (The) Cos., Inc.,
                Class A                                45,961
         157 Herbalife Nutrition Ltd. (a)               6,713
          97 Inter Parfums, Inc.                        6,449
         174 Nu Skin Enterprises, Inc., Class A         8,582
                                               --------------
                                                       69,969
                                               --------------
             PHARMACEUTICALS -- 0.8%
         181 Amphastar Pharmaceuticals,
                Inc. (a)                                3,821
         131 ANI Pharmaceuticals, Inc. (a)             10,768
         682 Dermira, Inc. (a)                          6,520
         320 Eli Lilly & Co.                           35,453
         786 Horizon Therapeutics PLC (a)              18,911
          29 Jazz Pharmaceuticals PLC (a)               4,134
         167 Merck & Co., Inc.                         14,003
       1,467 Mylan N.V. (a)                            27,932
         173 Perrigo Co., PLC                           8,238
          43 Reata Pharmaceuticals, Inc.,
                Class A (a)                             4,057
          34 Zogenix, Inc. (a)                          1,625
                                               --------------
                                                      135,462
                                               --------------
             PROFESSIONAL SERVICES -- 1.2%
          29 ASGN, Inc. (a)                             1,757
         183 CBIZ, Inc. (a)                             3,585
         119 CoStar Group, Inc. (a)                    65,933
          64 Exponent, Inc.                             3,746
          38 Forrester Research, Inc.                   1,787
          96 FTI Consulting, Inc. (a)                   8,049
         241 Heidrick & Struggles
                International, Inc.                     7,223
         168 Insperity, Inc.                           20,519
          84 Kelly Services, Inc., Class A              2,200
          53 Kforce, Inc.                               1,860
          41 Korn Ferry                                 1,643
         251 ManpowerGroup, Inc.                       24,247
         190 Navigant Consulting, Inc.                  4,406
         128 Robert Half International, Inc.            7,297
         155 TriNet Group, Inc. (a)                    10,509
         313 TrueBlue, Inc. (a)                         6,905
         208 Verisk Analytics, Inc.                    30,464
                                               --------------
                                                      202,130
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.4%
         560 CBRE Group, Inc., Class A (a)             28,728
         510 eXp World Holdings, Inc. (a)               5,676
         108 Jones Lang LaSalle, Inc.                  15,195
          86 Kennedy-Wilson Holdings, Inc.              1,769
          45 Marcus & Millichap, Inc. (a)               1,388
         144 RE/MAX Holdings, Inc., Class A             4,430
         810 Realogy Holdings Corp.                     5,864
         273 Redfin Corp. (a) (b)                       4,909
         112 St Joe (The) Co. (a)                       1,935
                                               --------------
                                                       69,894
                                               --------------


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ROAD & RAIL -- 1.4%
          22 AMERCO                            $        8,328
         300 ArcBest Corp.                              8,433
         370 CSX Corp.                                 28,627
         143 Genesee & Wyoming, Inc.,
                Class A (a)                            14,300
         287 Heartland Express, Inc.                    5,186
         319 Hertz Global Holdings,
                Inc. (a) (b)                            5,091
         108 Kansas City Southern                      13,157
         636 Knight-Swift Transportation
                Holdings, Inc.                         20,886
          76 Landstar System, Inc.                      8,207
         518 Marten Transport Ltd.                      9,402
         297 Norfolk Southern Corp.                    59,201
         149 Ryder System, Inc.                         8,687
         121 Saia, Inc. (a)                             7,825
         439 Schneider National, Inc., Class B          8,007
         166 Union Pacific Corp.                       28,072
         270 Werner Enterprises, Inc.                   8,392
                                               --------------
                                                      241,801
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.3%
         112 Advanced Energy Industries,
                Inc. (a)                                6,302
       1,629 Advanced Micro Devices, Inc. (a)          49,473
       1,081 Amkor Technology, Inc. (a)                 8,064
         132 Analog Devices, Inc.                      14,899
       1,397 Applied Materials, Inc.                   62,739
         184 Broadcom, Inc.                            52,966
          33 Cabot Microelectronics Corp.               3,633
          44 Cirrus Logic, Inc. (a)                     1,923
       1,114 Cypress Semiconductor Corp.               24,775
         160 Diodes, Inc. (a)                           5,819
         800 Enphase Energy, Inc. (a)                  14,584
         466 Entegris, Inc.                            17,391
          79 First Solar, Inc. (a)                      5,189
         230 FormFactor, Inc. (a)                       3,604
          84 Inphi Corp. (a)                            4,208
       1,290 Intel Corp.                               61,752
         464 KLA-Tencor Corp.                          54,845
         310 Lam Research Corp.                        58,230
         619 Lattice Semiconductor Corp. (a)            9,031
         145 MaxLinear, Inc. (a)                        3,399
       1,676 Micron Technology, Inc. (a)               64,677
         223 MKS Instruments, Inc.                     17,370
          92 Monolithic Power Systems, Inc.            12,492
         120 Nanometrics, Inc. (a)                      4,165
         808 ON Semiconductor Corp. (a)                16,330
          58 Qorvo, Inc. (a)                            3,863
         243 Rudolph Technologies, Inc. (a)             6,714
         672 Skyworks Solutions, Inc.                  51,926
         313 Teradyne, Inc.                            14,996
          82 Universal Display Corp.                   15,421
         546 Xilinx, Inc.                              64,384
                                               --------------
                                                      735,164
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 6.5%
          26 2U, Inc. (a)                      $          979
          91 8x8, Inc. (a)                              2,193
         379 ACI Worldwide, Inc. (a)                   13,015
         114 Alarm.com Holdings, Inc. (a)               6,099
         110 Alteryx, Inc., Class A (a)                12,003
          93 Appfolio, Inc., Class A (a)                9,511
         215 Appian Corp. (a) (b)                       7,755
          40 Aspen Technology, Inc. (a)                 4,971
          89 Autodesk, Inc. (a)                        14,498
         439 Avaya Holdings Corp. (a)                   5,228
          37 Benefitfocus, Inc. (a)                     1,005
       1,091 Cadence Design Systems, Inc. (a)          77,254
          71 CDK Global, Inc.                           3,510
          76 Cornerstone OnDemand, Inc. (a)             4,403
         228 Coupa Software, Inc. (a)                  28,867
          85 Envestnet, Inc. (a)                        5,811
         123 Everbridge, Inc. (a)                      10,999
          77 Fair Isaac Corp. (a)                      24,180
         140 Five9, Inc. (a)                            7,181
         176 ForeScout Technologies, Inc. (a)           5,959
         165 Fortinet, Inc. (a)                        12,677
          86 Guidewire Software, Inc. (a)               8,719
         125 HubSpot, Inc. (a)                         21,315
         118 Instructure, Inc. (a)                      5,015
         265 Intuit, Inc.                              69,252
         144 j2 Global, Inc.                           12,800
         191 LivePerson, Inc. (a)                       5,356
          34 Manhattan Associates, Inc. (a)             2,357
         117 Microsoft Corp.                           15,673
         195 Mimecast Ltd. (a)                          9,108
         168 New Relic, Inc. (a)                       14,534
         228 Palo Alto Networks, Inc. (a)              46,457
         110 Paycom Software, Inc. (a)                 24,939
         233 Paylocity Holding Corp. (a)               21,860
          83 Progress Software Corp.                    3,620
         137 Proofpoint, Inc. (a)                      16,474
          87 PROS Holdings, Inc. (a)                    5,504
         107 Q2 Holdings, Inc. (a)                      8,171
          50 Qualys, Inc. (a)                           4,354
         182 Rapid7, Inc. (a)                          10,527
         137 RealPage, Inc. (a)                         8,062
         193 RingCentral, Inc., Class A (a)            22,180
         129 SailPoint Technologies Holding,
                Inc. (a)                                2,585
         402 SecureWorks Corp., Class A (a)             5,343
         281 ServiceNow, Inc. (a)                      77,154
         222 Splunk, Inc. (a)                          27,917
          52 SPS Commerce, Inc. (a)                     5,315
       1,088 SS&C Technologies Holdings, Inc.          62,680
         602 Synopsys, Inc. (a)                        77,471
          98 Tableau Software, Inc.,
                Class A (a)                            16,270
         190 Teradata Corp. (a)                         6,812
         105 Trade Desk (The), Inc.,
                Class A (a)                            23,917
         218 Upland Software, Inc. (a)                  9,926
         123 Verint Systems, Inc. (a)                   6,615
         307 VMware, Inc., Class A                     51,333
         359 Workday, Inc., Class A (a)                73,803


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
         182 Workiva, Inc. (a)                 $       10,572
         338 Yext, Inc. (a)                             6,790
         244 Zendesk, Inc. (a)                         21,723
         293 Zscaler, Inc. (a)                         22,456
                                               --------------
                                                    1,103,057
                                               --------------
             SPECIALTY RETAIL -- 3.7%
         237 Aaron's, Inc.                             14,554
         202 Abercrombie & Fitch Co.,
                Class A                                 3,240
         750 American Eagle Outfitters, Inc.           12,675
          80 Asbury Automotive Group, Inc. (a)          6,747
         582 AutoNation, Inc. (a)                      24,409
          68 AutoZone, Inc. (a)                        74,764
         544 Bed Bath & Beyond, Inc. (b)                6,321
         390 Best Buy Co., Inc.                        27,195
         314 Boot Barn Holdings, Inc. (a)              11,191
         395 Buckle (The), Inc.                         6,838
         119 CarMax, Inc. (a)                          10,333
          95 Carvana Co. (a)                            5,946
          38 Children's Place (The), Inc.               3,624
         323 Conn's, Inc. (a)                           5,756
         201 Dick's Sporting Goods, Inc.                6,961
         134 Five Below, Inc. (a)                      16,083
         179 Floor & Decor Holdings, Inc.,
                Class A (a)                             7,500
         343 Foot Locker, Inc.                         14,379
         794 Gap (The), Inc.                           14,268
         143 Group 1 Automotive, Inc.                  11,710
         301 L Brands, Inc.                             7,856
          80 Lithia Motors, Inc., Class A               9,502
         253 Lowe's Cos., Inc.                         25,530
         107 Monro, Inc.                                9,127
          65 Murphy USA, Inc. (a)                       5,462
         107 O'Reilly Automotive, Inc. (a)             39,517
       2,035 Office Depot, Inc.                         4,192
       1,163 Party City Holdco, Inc. (a)                8,525
         465 Penske Automotive Group, Inc.             21,995
         443 Rent-A-Center, Inc. (a)                   11,797
         201 Sally Beauty Holdings, Inc. (a)            2,681
         197 Sleep Number Corp. (a)                     7,957
          79 Tiffany & Co.                              7,398
       1,041 TJX (The) Cos., Inc.                      55,048
         170 Tractor Supply Co.                        18,496
         199 Ulta Beauty, Inc. (a)                     69,031
         701 Urban Outfitters, Inc. (a)                15,948
         295 Williams-Sonoma, Inc.                     19,175
                                               --------------
                                                      623,731
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.2%
          73 Apple, Inc.                               14,448
         354 Dell Technologies, Inc.,
                Class C (a)                            17,983
       2,694 Hewlett Packard Enterprise Co.            40,275
         572 Pure Storage, Inc., Class A (a)            8,735
       1,157 Seagate Technology PLC                    54,518


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS (CONTINUED)
       1,153 Western Digital Corp.             $       54,825
         520 Xerox Corp.                               18,413
                                               --------------
                                                      209,197
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.1%
          82 Carter's, Inc.                             7,998
         199 Columbia Sportswear Co.                   19,932
          72 Crocs, Inc. (a)                            1,422
         141 Deckers Outdoor Corp. (a)                 24,812
         135 Fossil Group, Inc. (a)                     1,552
         139 G-III Apparel Group Ltd. (a)               4,089
         465 Hanesbrands, Inc.                          8,007
         152 Movado Group, Inc.                         4,104
          25 Oxford Industries, Inc.                    1,895
         136 PVH Corp.                                 12,871
          64 Ralph Lauren Corp.                         7,270
         371 Skechers U.S.A., Inc., Class A (a)        11,683
         109 Steven Madden Ltd.                         3,701
       1,706 Tapestry, Inc.                            54,131
         590 Under Armour, Inc., Class A (a)           14,957
          52 Wolverine World Wide, Inc.                 1,432
                                               --------------
                                                      179,856
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.9%
          64 Axos Financial, Inc. (a)                   1,744
          99 Dime Community Bancshares, Inc.            1,880
         287 Essent Group Ltd. (a)                     13,486
          77 Federal Agricultural Mortgage
                Corp., Class C                          5,595
         112 Flagstar Bancorp, Inc.                     3,712
         140 HomeStreet, Inc. (a)                       4,149
          47 LendingTree, Inc. (a)                     19,741
         375 Meta Financial Group, Inc.                10,519
       1,575 MGIC Investment Corp. (a)                 20,695
         963 Mr Cooper Group, Inc. (a)                  7,714
         718 New York Community Bancorp,
                Inc.                                    7,166
         357 NMI Holdings, Inc., Class A (a)           10,135
          71 Provident Financial Services, Inc.         1,722
       1,002 Radian Group, Inc.                        22,896
         238 TrustCo Bank Corp. NY                      1,885
         257 United Financial Bancorp, Inc.             3,644
         181 Walker & Dunlop, Inc.                      9,631
         128 Washington Federal, Inc.                   4,471
                                               --------------
                                                      150,785
                                               --------------
             TOBACCO -- 0.1%
         200 Turning Point Brands, Inc.                 9,796
         128 Universal Corp.                            7,779
                                               --------------
                                                       17,575
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.1%
         605 Air Lease Corp.                           25,011
         456 Aircastle Ltd.                             9,695


Page 26                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES & DISTRIBUTORS
                (CONTINUED)
          93 Applied Industrial Technologies,
                Inc.                           $        5,722
         115 Beacon Roofing Supply, Inc. (a)            4,223
         523 BMC Stock Holdings, Inc. (a)              11,088
          95 DXP Enterprises, Inc. (a)                  3,599
       1,292 Fastenal Co.                              42,106
          97 GATX Corp.                                 7,691
         221 H&E Equipment Services, Inc.               6,429
          96 HD Supply Holdings, Inc. (a)               3,867
         142 Herc Holdings, Inc. (a)                    6,508
         106 MRC Global, Inc. (a)                       1,815
         201 MSC Industrial Direct Co., Inc.,
                Class A                                14,926
         132 NOW, Inc. (a)                              1,948
         221 Rush Enterprises, Inc., Class A            8,071
          59 Triton International Ltd.                  1,933
         182 United Rentals, Inc. (a)                  24,139
          29 Watsco, Inc.                               4,742
         174 WESCO International, Inc. (a)              8,813
                                               --------------
                                                      192,326
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.1%
         403 Macquarie Infrastructure Corp.            16,338
                                               --------------
             WATER UTILITIES -- 0.0%
          68 California Water Service Group             3,443
          33 Middlesex Water Co.                        1,955
                                               --------------
                                                        5,398
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
         676 Telephone & Data Systems, Inc.            20,550
         201 United States Cellular Corp. (a)           8,979
                                               --------------
                                                       29,529
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          16,992,228
             (Cost $15,845,834)                --------------

             RIGHTS -- 0.0%
             ROAD & RAIL -- 0.0%
         319 Hertz Global Holdings, Inc.,
                expiring 7/17/19 (a) (b)                  622
             (Cost $0)                         --------------

             MONEY MARKET FUNDS -- 0.8%
       9,556 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.25% (c) (d)                           9,556
     115,935 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.19% (c)                     115,935
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.8%                               125,491
             (Cost $125,491)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.4%
$     70,938 BNP Paribas S.A., 2.48% (c),
                dated 06/28/19, due 07/01/19,
                with a maturity value of
                $70,953. Collateralized by U.S.
                Treasury Note, interest rate of
                2.625%, due 07/31/20. The value
                of the collateral including
                accrued interest is
                $72,389. (d)                   $       70,938
             (Cost $70,938)                    --------------

             TOTAL INVESTMENTS -- 101.0%           17,189,279
             (Cost $16,042,263) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.0)%                (166,287)
                                               --------------
             NET ASSETS -- 100.0%              $   17,022,992
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $78,745 and the total value of the collateral held by the Fund is $80,494.

(c)   Rate shown reflects yield as of June 30, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,996,073 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $849,057. The net unrealized appreciation was $1,147,016.


                        See Notes to Financial Statements                Page 27

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    16,992,228     $            --     $            --
Rights*                        622                  --                  --
Money Market
   Funds                   125,491                  --                  --
Repurchase
   Agreements                   --              70,938                  --
                   -------------------------------------------------------
Total Investments  $    17,118,341     $        70,938     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       78,745
Non-cash Collateral(2)                                (78,745)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       70,938
Non-cash Collateral(4)                                (70,938)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.2%
       4,077 Arconic, Inc.                     $      105,268
         266 Boeing (The) Co.                          96,827
         559 General Dynamics Corp.                   101,637
         773 HEICO Corp.                              103,435
         503 L3Harris Technologies, Inc.               95,132
         276 Lockheed Martin Corp.                    100,337
         308 Northrop Grumman Corp.                    99,518
         542 Raytheon Co.                              94,243
       1,912 Textron, Inc.                            101,413
         199 TransDigm Group, Inc. (a)                 96,276
         771 United Technologies Corp.                100,384
                                               --------------
                                                    1,094,470
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.8%
       1,195 C.H. Robinson Worldwide, Inc.            100,798
       1,316 Expeditors International of
                Washington, Inc.                       99,832
         600 FedEx Corp.                               98,514
         971 United Parcel Service, Inc.,
                Class B                               100,275
                                               --------------
                                                      399,419
                                               --------------
             AIRLINES -- 0.8%
       3,142 American Airlines Group, Inc.            102,461
       1,772 Delta Air Lines, Inc.                    100,561
       1,935 Southwest Airlines Co.                    98,259
       1,144 United Airlines Holdings, Inc. (a)       100,157
                                               --------------
                                                      401,438
                                               --------------
             AUTO COMPONENTS -- 0.4%
       1,266 Aptiv PLC                                102,331
         721 Lear Corp.                               100,413
                                               --------------
                                                      202,744
                                               --------------
             AUTOMOBILES -- 0.6%
       9,931 Ford Motor Co.                           101,594
       2,687 General Motors Co.                       103,530
         447 Tesla, Inc. (a)                           99,887
                                               --------------
                                                      305,011
                                               --------------
             BANKS -- 3.3%
       3,528 Bank of America Corp.                    102,312
       2,040 BB&T Corp.                               100,225
       1,460 Citigroup, Inc.                          102,244
       2,852 Citizens Financial Group, Inc.           100,847
       1,416 Comerica, Inc.                           102,858
       3,626 Fifth Third Bancorp                      101,166
       1,039 First Republic Bank                      101,458
       7,443 Huntington Bancshares, Inc.              102,862
         906 JPMorgan Chase & Co.                     101,291
       5,819 KeyCorp                                  103,287
         600 M&T Bank Corp.                           102,042
         745 PNC Financial Services Group
                (The), Inc.                           102,274
       6,782 Regions Financial Corp.                  101,323
         459 SVB Financial Group (a)                  103,087
       1,898 U.S. Bancorp                              99,455
       2,116 Wells Fargo & Co.                        100,129
                                               --------------
                                                    1,626,860
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BEVERAGES -- 1.2%
       1,800 Brown-Forman Corp., Class B       $       99,774
       1,924 Coca-Cola (The) Co.                       97,970
         540 Constellation Brands, Inc.,
                Class A                               106,348
       1,790 Molson Coors Brewing Co.,
                Class B                               100,240
       1,556 Monster Beverage Corp. (a)                99,319
         740 PepsiCo, Inc.                             97,036
                                               --------------
                                                      600,687
                                               --------------
             BIOTECHNOLOGY -- 2.4%
       1,259 AbbVie, Inc.                              91,555
         749 Alexion Pharmaceuticals, Inc. (a)         98,104
         531 Amgen, Inc.                               97,853
         415 Biogen, Inc. (a)                          97,056
       1,128 BioMarin Pharmaceutical, Inc. (a)         96,613
         858 Exact Sciences Corp. (a)                 101,278
       1,430 Gilead Sciences, Inc.                     96,611
       1,119 Incyte Corp. (a)                          95,070
         310 Regeneron Pharmaceuticals,
                Inc. (a)                               97,030
         764 Sarepta Therapeutics, Inc. (a)           116,090
       1,383 Seattle Genetics, Inc. (a)                95,717
         539 Vertex Pharmaceuticals, Inc. (a)          98,842
                                               --------------
                                                    1,181,819
                                               --------------
             BUILDING PRODUCTS -- 0.6%
       2,474 Johnson Controls International PLC       102,201
         370 Lennox International, Inc.               101,750
       2,604 Masco Corp.                              102,181
                                               --------------
                                                      306,132
                                               --------------
             CAPITAL MARKETS -- 4.2%
         676 Ameriprise Financial, Inc.                98,128
       2,285 Bank of New York Mellon (The)
                Corp.                                 100,883
         212 BlackRock, Inc.                           99,492
         932 Cboe Global Markets, Inc.                 96,583
       2,442 Charles Schwab (The) Corp.                98,144
         503 CME Group, Inc.                           97,637
       2,146 E*TRADE Financial Corp.                   95,712
       2,898 Franklin Resources, Inc.                 100,850
         507 Goldman Sachs Group (The), Inc.          103,732
       1,144 Intercontinental Exchange, Inc.           98,315
       4,035 KKR & Co., Inc., Class A                 101,965
         510 Moody's Corp.                             99,608
       2,276 Morgan Stanley                            99,712
         427 MSCI, Inc.                               101,963
       1,010 Nasdaq, Inc.                              97,132
       1,145 Northern Trust Corp.                     103,050
       1,205 Raymond James Financial, Inc.            101,883
         434 S&P Global, Inc.                          98,861
       1,787 State Street Corp.                       100,179
         916 T. Rowe Price Group, Inc.                100,494
       1,985 TD Ameritrade Holding Corp.               99,091
                                               --------------
                                                    2,093,414
                                               --------------
             CHEMICALS -- 2.6%
         447 Air Products and Chemicals, Inc.         101,187
         938 Celanese Corp.                           101,117
       2,121 CF Industries Holdings, Inc.              99,072


                        See Notes to Financial Statements                Page 29

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
       1,330 DuPont de Nemours, Inc.           $       99,843
       1,302 Eastman Chemical Co.                     101,335
         523 Ecolab, Inc.                             103,261
       1,202 FMC Corp.                                 99,706
         681 International Flavors & Fragrances,
                Inc.                                   98,806
       1,148 LyondellBasell Industries N.V.,
                Class A                                98,877
       4,236 Mosaic (The) Co.                         106,027
         855 PPG Industries, Inc.                      99,787
         213 Sherwin-Williams (The) Co.                97,616
       1,493 Westlake Chemical Corp.                  103,704
                                               --------------
                                                    1,310,338
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
         427 Cintas Corp.                             101,323
       1,342 Copart, Inc. (a)                         100,301
       1,144 Republic Services, Inc.                   99,116
       2,641 Rollins, Inc.                             94,733
         857 Waste Management, Inc.                    98,872
                                               --------------
                                                      494,345
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         391 Arista Networks, Inc. (a)                101,511
       1,739 Cisco Systems, Inc.                       95,176
         691 F5 Networks, Inc. (a)                    100,630
       3,701 Juniper Networks, Inc.                    98,558
         601 Motorola Solutions, Inc.                 100,205
                                               --------------
                                                      496,080
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
       1,206 Jacobs Engineering Group, Inc.           101,774
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         441 Martin Marietta Materials, Inc.          101,478
         735 Vulcan Materials Co.                     100,923
                                               --------------
                                                      202,401
                                               --------------
             CONSUMER FINANCE -- 1.0%
       3,318 Ally Financial, Inc.                     102,825
         796 American Express Co.                      98,258
       1,084 Capital One Financial Corp.               98,362
       1,266 Discover Financial Services               98,229
       2,891 Synchrony Financial                      100,231
                                               --------------
                                                      497,905
                                               --------------
             CONTAINERS & PACKAGING -- 0.8%
         886 Avery Dennison Corp.                     102,493
       1,479 Ball Corp.                               103,515
       2,275 International Paper Co.                   98,553
       2,701 WestRock Co.                              98,505
                                               --------------
                                                      403,066
                                               --------------
             DISTRIBUTORS -- 0.2%
         954 Genuine Parts Co.                         98,815
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
       4,791 AXA Equitable Holdings, Inc.      $      100,132
         481 Berkshire Hathaway, Inc.,
                Class B (a)                           102,535
                                               --------------
                                                      202,667
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       3,058 AT&T, Inc.                               102,474
       8,748 CenturyLink, Inc.                        102,876
       1,718 Verizon Communications, Inc.              98,149
                                               --------------
                                                      303,499
                                               --------------
             ELECTRIC UTILITIES -- 2.8%
       1,986 Alliant Energy Corp.                      97,473
       1,084 American Electric Power Co., Inc.         95,403
       1,109 Duke Energy Corp.                         97,858
       1,516 Edison International                     102,194
         952 Entergy Corp.                             97,989
       1,620 Evergy, Inc.                              97,443
       1,282 Eversource Energy                         97,124
       1,969 Exelon Corp.                              94,394
       2,271 FirstEnergy Corp.                         97,221
         478 NextEra Energy, Inc.                      97,923
       1,017 Pinnacle West Capital Corp.               95,690
       3,125 PPL Corp.                                 96,906
       1,763 Southern (The) Co.                        97,459
       1,612 Xcel Energy, Inc.                         95,898
                                               --------------
                                                    1,360,975
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
       1,130 AMETEK, Inc.                             102,649
       1,192 Eaton Corp. PLC                           99,270
       1,511 Emerson Electric Co.                     100,814
         610 Rockwell Automation, Inc.                 99,936
                                               --------------
                                                      402,669
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
       1,038 Amphenol Corp., Class A                   99,586
         914 CDW Corp.                                101,454
       2,984 Corning, Inc.                             99,158
       1,148 Keysight Technologies, Inc. (a)          103,102
       1,043 TE Connectivity Ltd.                      99,898
       2,286 Trimble, Inc. (a)                        103,121
         495 Zebra Technologies Corp.,
                Class A (a)                           103,698
                                               --------------
                                                      710,017
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.8%
       3,942 Baker Hughes a GE Co.                     97,091
       4,344 Halliburton Co.                           98,783
       4,653 National Oilwell Varco, Inc.             103,436
       2,552 Schlumberger Ltd.                        101,417
                                               --------------
                                                      400,727
                                               --------------
             ENTERTAINMENT -- 1.6%
       2,161 Activision Blizzard, Inc.                101,999
       1,041 Electronic Arts, Inc. (a)                105,412


Page 30                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT (CONTINUED)
       2,618 Liberty Media Corp.-Liberty
                Formula One, Class C (a)       $       97,939
       1,487 Live Nation Entertainment,
                Inc. (a)                               98,514
         268 Netflix, Inc. (a)                         98,442
         881 Take-Two Interactive Software,
                Inc. (a)                              100,020
       3,222 Viacom, Inc., Class B                     96,241
         707 Walt Disney (The) Co.                     98,725
                                               --------------
                                                      797,292
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 6.3%
         683 Alexandria Real Estate Equities,
                Inc.                                   96,364
         461 American Tower Corp.                      94,251
         478 AvalonBay Communities, Inc.               97,120
         729 Boston Properties, Inc.                   94,041
         934 Camden Property Trust                     97,500
         731 Crown Castle International Corp.          95,286
         805 Digital Realty Trust, Inc.                94,821
       3,109 Duke Realty Corp.                         98,275
         195 Equinix, Inc.                             98,337
         812 Equity LifeStyle Properties, Inc.         98,528
       1,272 Equity Residential                        96,570
         330 Essex Property Trust, Inc.                96,337
         921 Extra Space Storage, Inc.                 97,718
         741 Federal Realty Investment Trust           95,411
       3,034 HCP, Inc.                                 97,027
       5,461 Host Hotels & Resorts, Inc.               99,499
       3,654 Invitation Homes, Inc.                    97,671
       3,095 Iron Mountain, Inc.                       96,874
         833 Mid-America Apartment
                Communities, Inc.                      98,094
       1,220 Prologis, Inc.                            97,722
         413 Public Storage                            98,364
       1,373 Realty Income Corp.                       94,696
       1,428 Regency Centers Corp.                     95,305
         427 SBA Communications Corp. (a)              96,007
         605 Simon Property Group, Inc.                96,655
         764 Sun Communities, Inc.                     97,937
       2,172 UDR, Inc.                                 97,501
       1,411 Ventas, Inc.                              96,442
       1,485 Vornado Realty Trust                      95,189
       1,186 Welltower, Inc.                           96,695
       3,794 Weyerhaeuser Co.                          99,934
       1,159 WP Carey, Inc.                            94,088
                                               --------------
                                                    3,096,259
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
         373 Costco Wholesale Corp.                    98,569
       4,461 Kroger (The) Co.                          96,848
       1,404 Sysco Corp.                               99,291
       1,891 Walgreens Boots Alliance, Inc.           103,381
         893 Walmart, Inc.                             98,668
                                               --------------
                                                      496,757
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 2.6%
       2,415 Archer-Daniels-Midland Co.        $       98,532
       2,438 Campbell Soup Co.                         97,691
       3,455 Conagra Brands, Inc.                      91,627
       1,845 General Mills, Inc.                       96,899
         724 Hershey (The) Co.                         97,038
       2,396 Hormel Foods Corp.                        97,134
         817 J.M. Smucker (The) Co.                    94,110
       1,785 Kellogg Co.                               95,623
       3,151 Kraft Heinz (The) Co.                     97,807
       1,631 Lamb Weston Holdings, Inc.               103,340
         642 McCormick & Co., Inc.                     99,516
       1,796 Mondelez International, Inc.,
                Class A                                96,804
       1,251 Tyson Foods, Inc., Class A               101,006
                                               --------------
                                                    1,267,127
                                               --------------
             GAS UTILITIES -- 0.4%
         923 Atmos Energy Corp.                        97,432
       1,843 UGI Corp.                                 98,435
                                               --------------
                                                      195,867
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.0%
       1,167 Abbott Laboratories                       98,145
         387 ABIOMED, Inc. (a)                        100,810
         350 Align Technology, Inc. (a)                95,795
       1,204 Baxter International, Inc.                98,607
         402 Becton, Dickinson and Co.                101,308
       2,379 Boston Scientific Corp. (a)              102,249
         301 Cooper (The) Cos., Inc.                  101,404
         691 Danaher Corp.                             98,758
       1,685 DENTSPLY SIRONA, Inc.                     98,337
         658 DexCom, Inc. (a)                          98,595
         513 Edwards Lifesciences Corp. (a)            94,772
       2,022 Hologic, Inc. (a)                         97,096
         362 IDEXX Laboratories, Inc. (a)              99,669
         188 Intuitive Surgical, Inc. (a)              98,615
         998 Medtronic PLC                             97,195
         826 ResMed, Inc.                             100,797
         489 Stryker Corp.                            100,529
         296 Teleflex, Inc.                            98,020
         723 Varian Medical Systems, Inc. (a)          98,422
         839 Zimmer Biomet Holdings, Inc.              98,784
                                               --------------
                                                    1,977,907
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.0%
       1,175 AmerisourceBergen Corp.                  100,180
         338 Anthem, Inc.                              95,387
       2,219 Cardinal Health, Inc.                    104,515
       1,760 Centene Corp. (a)                         92,294
         615 Cigna Corp.                               96,893
       1,849 CVS Health Corp.                         100,752
       1,868 DaVita, Inc. (a)                         105,094
         774 HCA Healthcare, Inc.                     104,622
       1,419 Henry Schein, Inc. (a)                    99,188
         367 Humana, Inc.                              97,365


                        See Notes to Financial Statements                Page 31

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         581 Laboratory Corp. of America
                Holdings (a)                   $      100,455
         745 McKesson Corp.                           100,121
         980 Quest Diagnostics, Inc.                   99,774
         393 UnitedHealth Group, Inc.                  95,896
         792 Universal Health Services, Inc.,
                Class B                               103,269
                                               --------------
                                                    1,495,805
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.4%
       1,376 Cerner Corp.                             100,861
         587 Veeva Systems, Inc., Class A (a)          95,158
                                               --------------
                                                      196,019
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.1%
       2,127 Carnival Corp.                            99,012
         136 Chipotle Mexican Grill, Inc. (a)          99,671
         819 Darden Restaurants, Inc.                  99,697
         354 Domino's Pizza, Inc.                      98,511
       1,032 Hilton Worldwide Holdings, Inc.          100,868
       1,675 Las Vegas Sands Corp.                     98,976
         724 Marriott International, Inc.,
                Class A                               101,570
         486 McDonald's Corp.                         100,923
       3,582 MGM Resorts International                102,338
       1,941 Norwegian Cruise Line Holdings
                Ltd. (a)                              104,096
         864 Royal Caribbean Cruises Ltd.             104,725
       1,184 Starbucks Corp.                           99,255
         817 Wynn Resorts Ltd.                        101,300
       2,153 Yum China Holdings, Inc.                  99,468
         900 Yum! Brands, Inc.                         99,603
                                               --------------
                                                    1,510,013
                                               --------------
             HOUSEHOLD DURABLES -- 1.2%
       2,221 D.R. Horton, Inc.                         95,792
       1,221 Garmin Ltd.                               97,436
       1,932 Lennar Corp., Class A                     93,625
         679 Mohawk Industries, Inc. (a)              100,132
       6,459 Newell Brands, Inc.                       99,598
          30 NVR, Inc. (a)                            101,107
                                               --------------
                                                      587,690
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       1,307 Church & Dwight Co., Inc.                 95,489
         640 Clorox (The) Co.                          97,990
       1,361 Colgate-Palmolive Co.                     97,543
         732 Kimberly-Clark Corp.                      97,561
         892 Procter & Gamble (The) Co.                97,808
                                               --------------
                                                      486,391
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.6%
       5,920 AES Corp.                                 99,219
       2,821 NRG Energy, Inc.                          99,074
       4,117 Vistra Energy Corp.                       93,209
                                               --------------
                                                      291,502
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 0.8%
         572 3M Co.                            $       99,150
       9,467 General Electric Co.                      99,404
         569 Honeywell International, Inc.             99,342
         271 Roper Technologies, Inc.                  99,256
                                               --------------
                                                      397,152
                                               --------------
             INSURANCE -- 4.4%
       1,805 Aflac, Inc.                               98,932
         145 Alleghany Corp. (a)                       98,761
         981 Allstate (The) Corp.                      99,758
       1,849 American International Group, Inc.        98,515
       2,723 Arch Capital Group Ltd. (a)              100,969
       1,147 Arthur J. Gallagher & Co.                100,466
         663 Chubb Ltd.                                97,653
         949 Cincinnati Financial Corp.                98,383
       2,434 Fidelity National Financial, Inc.         98,090
       1,781 Hartford Financial Services Group
                (The), Inc.                            99,237
       1,576 Lincoln National Corp.                   101,573
       1,835 Loews Corp.                              100,320
          92 Markel Corp. (a)                         100,243
       1,023 Marsh & McLennan Cos., Inc.              102,044
       2,028 MetLife, Inc.                            100,731
       1,722 Principal Financial Group, Inc.           99,738
       1,239 Progressive (The) Corp.                   99,033
         996 Prudential Financial, Inc.               100,596
         651 Reinsurance Group of America, Inc.       101,576
       1,126 Torchmark Corp.                          100,732
         654 Travelers (The) Cos., Inc.                97,786
       1,483 W.R. Berkley Corp.                        97,774
                                               --------------
                                                    2,192,910
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.8%
          88 Alphabet, Inc., Class A (a)               95,286
         519 Facebook, Inc., Class A (a)              100,167
         452 IAC/InterActiveCorp (a)                   98,324
       2,833 Twitter, Inc. (a)                         98,872
                                               --------------
                                                      392,649
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.0%
          52 Amazon.com, Inc. (a)                      98,469
          53 Booking Holdings, Inc. (a)                99,360
       2,477 eBay, Inc.                                97,841
         761 Expedia Group, Inc.                      101,236
       8,001 Qurate Retail, Inc. (a)                   99,132
                                               --------------
                                                      496,038
                                               --------------
             IT SERVICES -- 4.8%
         535 Accenture PLC, Class A                    98,852
       1,263 Akamai Technologies, Inc. (a)            101,217
         724 Alliance Data Systems Corp.              101,454
         590 Automatic Data Processing, Inc.           97,545
         771 Broadridge Financial Solutions,
                Inc.                                   98,441
       1,539 Cognizant Technology Solutions
                Corp., Class A                         97,557
       1,822 DXC Technology Co.                       100,483


Page 32                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         808 Fidelity National Information
                Services, Inc.                 $       99,125
       1,085 Fiserv, Inc. (a)                          98,908
         355 FleetCor Technologies, Inc. (a)           99,702
         614 Gartner, Inc. (a)                         98,817
         616 Global Payments, Inc.                     98,640
       1,375 GoDaddy, Inc., Class A (a)                96,456
         712 International Business Machines
                Corp.                                  98,185
         723 Jack Henry & Associates, Inc.             96,824
         375 Mastercard, Inc., Class A                 99,199
       1,147 Paychex, Inc.                             94,387
         854 PayPal Holdings, Inc. (a)                 97,749
       1,362 Square, Inc., Class A (a)                 98,786
         769 Total System Services, Inc.               98,640
         689 Twilio, Inc., Class A (a)                 93,945
         471 VeriSign, Inc. (a)                        98,514
         572 Visa, Inc., Class A                       99,271
         818 Worldpay, Inc., Class A (a)              100,246
                                               --------------
                                                    2,362,943
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         925 Hasbro, Inc.                              97,754
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.4%
       1,352 Agilent Technologies, Inc.               100,954
         275 Illumina, Inc. (a)                       101,241
         626 IQVIA Holdings, Inc. (a)                 100,724
         120 Mettler-Toledo International,
                Inc. (a)                              100,800
       1,041 PerkinElmer, Inc.                        100,290
         337 Thermo Fisher Scientific, Inc.            98,970
         467 Waters Corp. (a)                         100,517
                                               --------------
                                                      703,496
                                               --------------
             MACHINERY -- 2.6%
         741 Caterpillar, Inc.                        100,991
         583 Cummins, Inc.                             99,891
         604 Deere & Co.                              100,089
       1,021 Dover Corp.                              102,304
       1,234 Fortive Corp.                            100,596
         593 IDEX Corp.                               102,079
         653 Illinois Tool Works, Inc.                 98,479
         793 Ingersoll-Rand PLC                       100,449
       1,390 PACCAR, Inc.                              99,608
         580 Parker-Hannifin Corp.                     98,606
         613 Snap-on, Inc.                            101,537
         692 Stanley Black & Decker, Inc.             100,070
       1,214 Xylem, Inc.                              101,539
                                               --------------
                                                    1,306,238
                                               --------------
             MEDIA -- 1.6%
       4,249 Altice USA, Inc., Class A (a)            103,463
       1,965 CBS Corp., Class B                        98,053
         252 Charter Communications, Inc.,
                Class A (a)                            99,585
       2,277 Comcast Corp., Class A                    96,272


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
       3,233 Discovery, Inc., Class A (a)      $       99,253
         954 Liberty Broadband Corp.,
                Class C (a)                            99,426
       1,219 Omnicom Group, Inc.                       99,897
      17,717 Sirius XM Holdings, Inc.                  98,861
                                               --------------
                                                      794,810
                                               --------------
             METALS & MINING -- 0.6%
       8,748 Freeport-McMoRan, Inc.                   101,564
       2,647 Newmont Goldcorp Corp.                   101,830
       1,839 Nucor Corp.                              101,329
                                               --------------
                                                      304,723
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.4%
       5,898 AGNC Investment Corp.                     99,204
      10,843 Annaly Capital Management, Inc.           98,997
                                               --------------
                                                      198,201
                                               --------------
             MULTILINE RETAIL -- 0.8%
         715 Dollar General Corp.                      96,639
         885 Dollar Tree, Inc. (a)                     95,040
       2,088 Kohl's Corp.                              99,284
       1,132 Target Corp.                              98,043
                                               --------------
                                                      389,006
                                               --------------
             MULTI-UTILITIES -- 2.0%
       1,281 Ameren Corp.                              96,216
       3,316 CenterPoint Energy, Inc.                  94,937
       1,677 CMS Energy Corp.                          97,115
       1,112 Consolidated Edison, Inc.                 97,500
       1,267 Dominion Energy, Inc.                     97,964
         757 DTE Energy Co.                            96,805
       3,380 NiSource, Inc.                            97,344
       1,625 Public Service Enterprise Group,
                Inc.                                   95,583
         703 Sempra Energy                             96,620
       1,161 WEC Energy Group, Inc.                    96,793
                                               --------------
                                                      966,877
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.1%
       1,411 Anadarko Petroleum Corp.                  99,560
       3,348 Apache Corp.                              96,992
       4,234 Cabot Oil & Gas Corp.                     97,213
       1,440 Cheniere Energy, Inc. (a)                 98,568
         794 Chevron Corp.                             98,805
         928 Concho Resources, Inc.                    95,751
       1,644 ConocoPhillips                           100,284
       2,427 Continental Resources, Inc. (a)          102,152
       3,513 Devon Energy Corp.                       100,191
         903 Diamondback Energy, Inc.                  98,400
       1,075 EOG Resources, Inc.                      100,147
       1,277 Exxon Mobil Corp.                         97,856
       1,621 Hess Corp.                               103,047
       2,248 HollyFrontier Corp.                      104,037
       4,640 Kinder Morgan, Inc.                       96,883
       7,062 Marathon Oil Corp.                       100,351
       1,884 Marathon Petroleum Corp.                 105,278
       4,602 Noble Energy, Inc.                       103,085


                        See Notes to Financial Statements                Page 33

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
       1,960 Occidental Petroleum Corp.        $       98,549
       1,439 ONEOK, Inc.                               99,018
       1,095 Phillips 66                              102,426
         639 Pioneer Natural Resources Co.             98,317
       2,562 Targa Resources Corp.                    100,584
       1,211 Valero Energy Corp.                      103,674
       3,582 Williams (The) Cos., Inc.                100,439
                                               --------------
                                                    2,501,607
                                               --------------
             PERSONAL PRODUCTS -- 0.4%
         547 Estee Lauder (The) Cos., Inc.,
                Class A                               100,161
       2,275 Herbalife Nutrition Ltd. (a)              97,279
                                               --------------
                                                      197,440
                                               --------------
             PHARMACEUTICALS -- 1.8%
         759 Allergan PLC                             127,079
       2,011 Bristol-Myers Squibb Co.                  91,199
       2,941 Elanco Animal Health, Inc. (a)            99,406
         859 Eli Lilly & Co.                           95,169
         698 Johnson & Johnson                         97,217
       1,173 Merck & Co., Inc.                         98,356
       5,415 Mylan N.V. (a)                           103,102
       2,272 Pfizer, Inc.                              98,423
         878 Zoetis, Inc.                              99,644
                                               --------------
                                                      909,595
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
         177 CoStar Group, Inc. (a)                    98,069
         740 Equifax, Inc.                            100,077
       1,387 TransUnion                               101,958
         684 Verisk Analytics, Inc.                   100,179
                                               --------------
                                                      400,283
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.2%
       1,932 CBRE Group, Inc., Class A (a)             99,112
                                               --------------
             ROAD & RAIL -- 1.2%
       1,261 CSX Corp.                                 97,564
       1,116 J.B. Hunt Transport Services, Inc.       102,013
         830 Kansas City Southern                     101,111
         503 Norfolk Southern Corp.                   100,263
         679 Old Dominion Freight Line, Inc.          101,347
         587 Union Pacific Corp.                       99,268
                                               --------------
                                                      601,566
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.3%
       3,410 Advanced Micro Devices, Inc. (a)         103,562
         873 Analog Devices, Inc.                      98,536
       2,309 Applied Materials, Inc.                  103,697
         362 Broadcom, Inc.                           104,205
       2,090 Intel Corp.                              100,048
         871 KLA-Tencor Corp.                         102,952
         542 Lam Research Corp.                       101,809
       4,139 Marvell Technology Group Ltd.             98,798


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
       1,698 Maxim Integrated Products, Inc.   $      101,574
       1,165 Microchip Technology, Inc.               101,006
       2,984 Micron Technology, Inc. (a)              115,153
         653 NVIDIA Corp.                             107,242
       1,365 QUALCOMM, Inc.                           103,836
       1,319 Skyworks Solutions, Inc.                 101,919
         884 Texas Instruments, Inc.                  101,448
         885 Xilinx, Inc.                             104,359
                                               --------------
                                                    1,650,144
                                               --------------
             SOFTWARE -- 4.0%
         331 Adobe, Inc. (a)                           97,529
         493 ANSYS, Inc. (a)                          100,976
         580 Autodesk, Inc. (a)                        94,482
       1,390 Cadence Design Systems, Inc. (a)          98,426
         994 Citrix Systems, Inc.                      97,551
       1,303 Fortinet, Inc. (a)                       100,110
         380 Intuit, Inc.                              99,305
         725 Microsoft Corp.                           97,121
       1,768 Oracle Corp.                             100,723
         485 Palo Alto Networks, Inc. (a)              98,824
       1,117 PTC, Inc. (a)                            100,262
         633 salesforce.com, Inc. (a)                  96,045
         347 ServiceNow, Inc. (a)                      95,276
         798 Splunk, Inc. (a)                         100,349
       1,686 SS&C Technologies Holdings, Inc.          97,130
       4,761 Symantec Corp.                           103,599
         770 Synopsys, Inc. (a)                        99,091
         581 Tableau Software, Inc.,
                Class A (a)                            96,458
         572 VMware, Inc., Class A                     95,644
         458 Workday, Inc., Class A (a)                94,156
                                               --------------
                                                    1,963,057
                                               --------------
             SPECIALTY RETAIL -- 2.8%
         647 Advance Auto Parts, Inc.                  99,729
          89 AutoZone, Inc. (a)                        97,853
       1,469 Best Buy Co., Inc.                       102,433
         568 Burlington Stores, Inc. (a)               96,645
       1,158 CarMax, Inc. (a)                         100,549
       5,445 Gap (The), Inc.                           97,847
         474 Home Depot (The), Inc.                    98,578
         984 Lowe's Cos., Inc.                         99,296
         263 O'Reilly Automotive, Inc. (a)             97,131
         955 Ross Stores, Inc.                         94,660
       1,060 Tiffany & Co.                             99,258
       1,875 TJX (The) Cos., Inc.                      99,150
         929 Tractor Supply Co.                       101,075
         279 Ulta Beauty, Inc. (a)                     96,782
                                               --------------
                                                    1,380,986
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.2%
         500 Apple, Inc.                               98,960
       6,641 Hewlett Packard Enterprise Co.            99,283
       4,793 HP, Inc.                                  99,647
       1,614 NetApp, Inc.                              99,584
       2,136 Seagate Technology PLC                   100,648


Page 34                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS (CONTINUED)
       2,477 Western Digital Corp.             $      117,781
                                               --------------
                                                      615,903
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
       1,157 NIKE, Inc., Class B                       97,130
       3,167 Tapestry, Inc.                           100,489
       1,123 VF Corp.                                  98,094
                                               --------------
                                                      295,713
                                               --------------
             TOBACCO -- 0.4%
       2,067 Altria Group, Inc.                        97,872
       1,252 Philip Morris International, Inc.         98,320
                                               --------------
                                                      196,192
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.6%
       3,043 Fastenal Co.                              99,172
         764 United Rentals, Inc. (a)                 101,329
         362 W.W. Grainger, Inc.                       97,099
                                               --------------
                                                      297,600
                                               --------------
             WATER UTILITIES -- 0.2%
         840 American Water Works Co., Inc.            97,440
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
       1,311 T-Mobile US, Inc. (a)                     97,198
                                               --------------
             TOTAL INVESTMENTS -- 99.9%            49,502,534
             (Cost $44,740,441) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    58,837
                                               --------------
             NET ASSETS -- 100.0%              $   49,561,371
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,211,853 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,449,760. The net unrealized appreciation was $4,762,093.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    49,502,534     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AEROSPACE & DEFENSE -- 6.8%
       5,408 Boeing (The) Co.                  $    1,968,566
      14,984 United Technologies Corp.              1,950,917
                                               --------------
                                                    3,919,483
                                               --------------
             BANKS -- 3.3%
      17,096 JPMorgan Chase & Co.                   1,911,333
                                               --------------
             BEVERAGES -- 3.2%
      36,587 Coca-Cola (The) Co.                    1,863,010
                                               --------------
             CAPITAL MARKETS -- 3.5%
       9,794 Goldman Sachs Group (The), Inc.        2,003,852
                                               --------------
             CHEMICALS -- 3.2%
      36,703 Dow, Inc.                              1,809,825
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.3%
      34,291 Cisco Systems, Inc.                    1,876,746
                                               --------------
             CONSUMER FINANCE -- 3.3%
      15,387 American Express Co.                   1,899,371
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.2%
      32,212 Verizon Communications, Inc.           1,840,272
                                               --------------
             ENTERTAINMENT -- 3.2%
      13,254 Walt Disney (The) Co.                  1,850,789
                                               --------------
             FOOD & STAPLES RETAILING -- 6.7%
      35,712 Walgreens Boots Alliance, Inc.         1,952,375
      17,212 Walmart, Inc.                          1,901,754
                                               --------------
                                                    3,854,129
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.3%
       7,652 UnitedHealth Group, Inc.               1,867,164
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
       9,146 McDonald's Corp.                       1,899,258
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.2%
      16,882 Procter & Gamble (The) Co.             1,851,111
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.4%
      11,264 3M Co.                                 1,952,502
                                               --------------
             INSURANCE -- 3.3%
      12,506 Travelers (The) Cos., Inc.             1,869,897
                                               --------------
             IT SERVICES -- 6.7%
      13,892 International Business Machines
                Corp.                               1,915,707
      11,064 Visa, Inc., Class A                    1,920,157
                                               --------------
                                                    3,835,864
                                               --------------
             MACHINERY -- 3.5%
      14,756 Caterpillar, Inc.                      2,011,095
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.7%
      15,541 Chevron Corp.                          1,933,922
      25,250 Exxon Mobil Corp.                      1,934,908
                                               --------------
                                                    3,868,830
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 9.9%
      13,401 Johnson & Johnson                 $    1,866,492
      22,680 Merck & Co., Inc.                      1,901,718
      43,904 Pfizer, Inc.                           1,901,921
                                               --------------
                                                    5,670,131
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
      40,645 Intel Corp.                            1,945,676
                                               --------------
             SOFTWARE -- 3.3%
      14,175 Microsoft Corp.                        1,898,883
                                               --------------
             SPECIALTY RETAIL -- 3.3%
       9,123 Home Depot (The), Inc.                 1,897,310
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.4%
       9,740 Apple, Inc.                            1,927,741
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.3%
      22,500 NIKE, Inc., Class B                    1,888,875
                                               --------------
             TOTAL INVESTMENTS -- 99.7%            57,213,147
             (Cost $55,943,061) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   145,286
                                               --------------
             NET ASSETS -- 100.0%              $   57,358,433
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,516,337 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $246,251. The net unrealized appreciation was $1,270,086.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    57,213,147     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.7%
       1,605 HEICO Corp.                       $      214,765
         376 Lockheed Martin Corp.                    136,691
       2,457 Raytheon Co.                             427,223
       1,025 TransDigm Group, Inc. (a)                495,895
                                               --------------
                                                    1,274,574
                                               --------------
             BANKS -- 1.7%
       1,537 Comerica, Inc.                           111,648
       2,586 JPMorgan Chase & Co.                     289,115
       1,678 M&T Bank Corp.                           285,377
       2,291 U.S. Bancorp                             120,048
                                               --------------
                                                      806,188
                                               --------------
             BEVERAGES -- 1.7%
       5,845 PepsiCo, Inc.                            766,455
                                               --------------
             BIOTECHNOLOGY -- 3.3%
       2,119 AbbVie, Inc.                             154,094
       2,075 BioMarin Pharmaceutical, Inc. (a)        177,724
       2,961 Exact Sciences Corp. (a)                 349,516
       2,968 Sarepta Therapeutics, Inc. (a)           450,987
       3,185 Seattle Genetics, Inc. (a)               220,434
       1,042 Vertex Pharmaceuticals, Inc. (a)         191,082
                                               --------------
                                                    1,543,837
                                               --------------
             BUILDING PRODUCTS -- 0.4%
         731 Lennox International, Inc.               201,025
                                               --------------
             CAPITAL MARKETS -- 4.0%
       2,388 Moody's Corp.                            466,400
       4,255 MSCI, Inc.                             1,016,051
       2,014 Northern Trust Corp.                     181,260
         835 S&P Global, Inc.                         190,205
                                               --------------
                                                    1,853,916
                                               --------------
             CHEMICALS -- 1.9%
       1,286 Air Products and Chemicals, Inc.         291,112
       1,127 Celanese Corp.                           121,490
       2,431 Ecolab, Inc.                             479,977
                                               --------------
                                                      892,579
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
       4,098 Republic Services, Inc.                  355,051
       6,535 Rollins, Inc.                            234,410
       2,757 Waste Management, Inc.                   318,075
                                               --------------
                                                      907,536
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.4%
         638 Arista Networks, Inc. (a)                165,638
                                               --------------
             CONSUMER FINANCE -- 1.3%
       2,357 American Express Co.                     290,948
       3,225 Capital One Financial Corp.              292,637
                                               --------------
                                                      583,585
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
       5,862 Ball Corp.                               410,281
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DISTRIBUTORS -- 0.6%
       2,506 Genuine Parts Co.                 $      259,572
                                               --------------
             ELECTRIC UTILITIES -- 5.1%
       5,523 Alliant Energy Corp.                     271,069
       3,283 American Electric Power Co., Inc.        288,937
       3,320 Duke Energy Corp.                        292,957
       5,809 Exelon Corp.                             278,483
       2,125 NextEra Energy, Inc.                     435,327
       7,636 PPL Corp.                                236,792
       5,124 Southern (The) Co.                       283,255
       4,785 Xcel Energy, Inc.                        284,660
                                               --------------
                                                    2,371,480
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.5%
       1,392 AMETEK, Inc.                             126,449
         651 Rockwell Automation, Inc.                106,654
                                               --------------
                                                      233,103
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.1%
       5,398 Amphenol Corp., Class A                  517,884
                                               --------------
             ENTERTAINMENT -- 1.0%
       3,964 Live Nation Entertainment,
                Inc. (a)                              262,615
         551 Netflix, Inc. (a)                        202,393
                                               --------------
                                                      465,008
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 12.3%
       3,796 American Tower Corp.                     776,092
       1,384 AvalonBay Communities, Inc.              281,201
       2,545 Camden Property Trust                    265,673
       3,331 Crown Castle International Corp.         434,196
       3,410 Equity LifeStyle Properties, Inc.        413,769
       3,439 Equity Residential                       261,089
         885 Essex Property Trust, Inc.               258,358
       2,724 Extra Space Storage, Inc.                289,016
       3,170 Federal Realty Investment Trust          408,169
       2,323 Mid-America Apartment
                Communities, Inc.                     273,557
       1,309 Public Storage                           311,765
       3,862 SBA Communications Corp. (a)             868,332
       1,154 Simon Property Group, Inc.               184,363
       9,516 UDR, Inc.                                427,173
       3,653 WP Carey, Inc.                           296,551
                                               --------------
                                                    5,749,304
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
         548 Costco Wholesale Corp.                   144,815
       7,597 Sysco Corp.                              537,260
       2,429 Walmart, Inc.                            268,380
                                               --------------
                                                      950,455
                                               --------------
             FOOD PRODUCTS -- 2.7%
       4,558 Hershey (The) Co.                        610,909
       2,617 Hormel Foods Corp.                       106,093
       1,812 McCormick & Co., Inc.                    280,878
       5,176 Mondelez International, Inc.,
                Class A                               278,986
                                               --------------
                                                    1,276,866
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             GAS UTILITIES -- 0.7%
       2,536 Atmos Energy Corp.                $      267,700
       1,425 UGI Corp.                                 76,109
                                               --------------
                                                      343,809
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 5.6%
         798 ABIOMED, Inc. (a)                        207,871
         676 Align Technology, Inc. (a)               185,021
       2,297 Boston Scientific Corp. (a)               98,725
         481 Cooper (The) Cos., Inc.                  162,044
       1,673 Danaher Corp.                            239,105
       1,737 DexCom, Inc. (a)                         260,272
       2,077 Edwards Lifesciences Corp. (a)           383,705
         896 IDEXX Laboratories, Inc. (a)             246,696
         381 Intuitive Surgical, Inc. (a)             199,854
       1,105 ResMed, Inc.                             134,843
       2,275 Stryker Corp.                            467,695
                                               --------------
                                                    2,585,831
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.6%
       1,044 UnitedHealth Group, Inc.                 254,746
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.0%
       5,828 Veeva Systems, Inc., Class A (a)         944,777
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.7%
         974 Domino's Pizza, Inc.                     271,045
       2,413 McDonald's Corp.                         501,083
                                               --------------
                                                      772,128
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.9%
       2,253 Church & Dwight Co., Inc.                164,604
       3,729 Colgate-Palmolive Co.                    267,258
                                               --------------
                                                      431,862
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
         541 3M Co.                                    93,777
       1,587 Honeywell International, Inc.            277,074
         435 Roper Technologies, Inc.                 159,323
                                               --------------
                                                      530,174
                                               --------------
             INSURANCE -- 4.0%
       5,330 Aflac, Inc.                              292,137
       2,531 Allstate (The) Corp.                     257,377
       7,409 Arch Capital Group Ltd. (a)              274,726
       1,820 Chubb Ltd.                               268,068
       2,590 Marsh & McLennan Cos., Inc.              258,353
       1,519 Progressive (The) Corp.                  121,414
       1,820 Travelers (The) Cos., Inc.               272,126
       1,730 W.R. Berkley Corp.                       114,059
                                               --------------
                                                    1,858,260
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.0%
         257 Booking Holdings, Inc. (a)               481,800
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES -- 10.2%
       1,561 Accenture PLC, Class A            $      288,426
       1,678 Automatic Data Processing, Inc.          277,424
       1,560 Cognizant Technology Solutions
                Corp., Class A                         98,888
       1,294 Fiserv, Inc. (a)                         117,961
         553 Gartner, Inc. (a)                         89,000
       3,541 Mastercard, Inc., Class A                936,701
       8,750 Paychex, Inc.                            720,038
       4,733 Square, Inc., Class A (a)                343,284
       7,405 Twilio, Inc., Class A (a)              1,009,672
       5,068 Visa, Inc., Class A                      879,551
                                               --------------
                                                    4,760,945
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.2%
         683 Illumina, Inc. (a)                       251,447
         598 Mettler-Toledo International,
                Inc. (a)                              502,320
       1,313 Waters Corp. (a)                         282,610
                                               --------------
                                                    1,036,377
                                               --------------
             MACHINERY -- 0.8%
         746 IDEX Corp.                               128,416
         781 Illinois Tool Works, Inc.                117,783
       1,434 Xylem, Inc.                              119,940
                                               --------------
                                                      366,139
                                               --------------
             MEDIA -- 0.7%
         447 Charter Communications, Inc.,
                Class A (a)                           176,645
      30,510 Sirius XM Holdings, Inc.                 170,246
                                               --------------
                                                      346,891
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.8%
      22,694 AGNC Investment Corp.                    381,713
                                               --------------
             MULTI-UTILITIES -- 3.3%
       7,247 CMS Energy Corp.                         419,674
       2,951 Consolidated Edison, Inc.                258,744
       2,280 DTE Energy Co.                           291,566
       4,466 Public Service Enterprise Group,
                Inc.                                  262,690
       2,046 Sempra Energy                            281,202
                                               --------------
                                                    1,513,876
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.6%
       3,896 Cheniere Energy, Inc. (a)                266,681
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
       1,337 Estee Lauder (The) Cos., Inc.,
                Class A                               244,818
                                               --------------
             PHARMACEUTICALS -- 2.2%
       2,296 Bristol-Myers Squibb Co.                 104,123
       2,570 Johnson & Johnson                        357,950
       3,015 Merck & Co., Inc.                        252,808
       2,907 Zoetis, Inc.                             329,915
                                               --------------
                                                    1,044,796
                                               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

JUNE 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES -- 1.5%
         377 CoStar Group, Inc. (a)            $      208,881
       3,185 Verisk Analytics, Inc.                   466,475
                                               --------------
                                                      675,356
                                               --------------
             ROAD & RAIL -- 0.2%
         525 Union Pacific Corp.                       88,783
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.0%
         948 Broadcom, Inc.                           272,891
         917 KLA-Tencor Corp.                         108,390
         871 Xilinx, Inc.                             102,708
                                               --------------
                                                      483,989
                                               --------------
             SOFTWARE -- 9.6%
       1,071 Adobe, Inc. (a)                          315,570
       1,456 ANSYS, Inc. (a)                          298,218
       1,671 Autodesk, Inc. (a)                       272,206
       6,268 Cadence Design Systems, Inc. (a)         443,837
       3,347 Intuit, Inc.                             874,671
       2,205 Microsoft Corp.                          295,382
         772 Palo Alto Networks, Inc. (a)             157,303
       1,882 PTC, Inc. (a)                            168,928
       1,105 salesforce.com, Inc. (a)                 167,662
       2,166 ServiceNow, Inc. (a)                     594,719
       1,708 Splunk, Inc. (a)                         214,781
       2,676 SS&C Technologies Holdings, Inc.         154,164
       1,491 Tableau Software, Inc.,
                Class A (a)                           247,536
       1,298 Workday, Inc., Class A (a)               266,843
                                               --------------
                                                    4,471,820
                                               --------------
             SPECIALTY RETAIL -- 2.2%
         297 AutoZone, Inc. (a)                       326,543
       1,367 Home Depot (The), Inc.                   284,295
         572 O'Reilly Automotive, Inc. (a)            211,251
       1,235 Ross Stores, Inc.                        122,413
       1,858 TJX (The) Cos., Inc.                      98,251
                                               --------------
                                                    1,042,753
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.3%
       3,586 Fastenal Co.                             116,868
                                               --------------
             WATER UTILITIES -- 0.6%
       2,447 American Water Works Co., Inc.           283,852
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          46,558,330
             (Cost $42,951,997)                --------------

             MONEY MARKET FUNDS -- 0.0%
      23,511 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.19% (b)                      23,511
             (Cost $23,511)                    --------------


             DESCRIPTION                               VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $   46,581,841
             (Cost $42,975,508) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    33,695
                                               --------------
             NET ASSETS -- 100.0%              $   46,615,536
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2019.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,879,414 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $273,081. The net unrealized appreciation was $3,606,333.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                           LEVEL 2             LEVEL 3
                       LEVEL 1           SIGNIFICANT         SIGNIFICANT
                       QUOTED            OBSERVABLE         UNOBSERVABLE
                       PRICES              INPUTS              INPUTS
                   -------------------------------------------------------
Common Stocks*     $    46,558,330    $             --     $            --
Money Market
   Funds                    23,511                  --                  --
                   -------------------------------------------------------
Total Investments  $    46,581,841     $            --     $            --
                   =======================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 39

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2019 (UNAUDITED)

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.............................    $   17,189,279    $   49,502,534    $   57,213,147    $   46,581,841
Cash..............................................                --            24,177           127,018                --
Receivables:
      Dividends...................................            20,090            58,000            28,045            57,037
      Investment securities sold..................             6,316                --                --                --
      From investment advisor.....................             3,657                --                --                --
      Securities lending income...................               102                --                --                --
      Capital shares sold.........................                --                --         3,661,176                --
Prepaid expenses..................................             3,831                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Assets................................        17,223,275        49,584,711        61,029,386        46,638,878
                                                      --------------    --------------    --------------    --------------
LIABILITIES:
Payables:
      Collateral for securities on loan...........            80,494                --                --                --
      Audit and tax fees..........................            14,292                --                --                --
      Shareholder reporting fees..................             7,308                --                --                --
      Licensing fees..............................               622                --                --                --
      Investment securities purchased.............                --                --         3,652,149                --
      Investment advisory fees....................                --            23,340            18,804            23,342
Other liabilities.................................            97,567                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Liabilities...........................           200,283            23,340         3,670,953            23,342
                                                      --------------    --------------    --------------    --------------
NET ASSETS........................................    $   17,022,992    $   49,561,371    $   57,358,433    $   46,615,536
                                                      ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital...................................    $   16,989,533    $   45,959,741    $   55,809,878    $   44,450,776
Par value.........................................             5,000            16,000            23,500            21,500
Accumulated distributable earnings (loss).........            28,459         3,585,630         1,525,055         2,143,260
                                                      --------------    --------------    --------------    --------------
NET ASSETS........................................    $   17,022,992    $   49,561,371    $   57,358,433    $   46,615,536
                                                      ==============    ==============    ==============    ==============
NET ASSET VALUE, per share........................    $        34.05    $        30.98    $        24.41    $        21.68
                                                      ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)..           500,002         1,600,002         2,350,002         2,150,002
                                                      ==============    ==============    ==============    ==============
Investments, at cost..............................    $   16,042,263    $   44,740,441    $   55,943,061    $   42,975,508
                                                      ==============    ==============    ==============    ==============
Securities on loan, at value......................    $       78,745    $           --    $           --    $           --
                                                      ==============    ==============    ==============    ==============


Page 40                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends.........................................    $      155,835    $      425,461    $      216,318    $      348,649
Securities lending income (net of fees)...........               868                --                --                --
Foreign withholding tax...........................               (20)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Total investment income.....................           156,683           425,461           216,318           348,649
                                                      --------------    --------------    --------------    --------------
EXPENSES:
Investment advisory fees..........................            40,768           128,952 (a)        48,596 (a)       120,142 (a)
Custodian fees....................................            38,031                --                --                --
Audit and tax fees................................            11,368                --                --                --
Listing fees......................................             8,667                --                --                --
Accounting and administration fees................             7,850                --                --                --
Shareholder reporting fees........................             7,647                --                --                --
Licensing fees....................................             4,943                --                --                --
Trustees' fees and expenses.......................             3,555                --                --                --
Legal fees........................................               428                --                --                --
Transfer agent fees...............................               408                --                --                --
Registration and filing fees......................                49                --                --                --
Excise tax........................................                --                --               232                --
Other expenses....................................              (512)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Total expenses..............................           123,202           128,952            48,828           120,142
      Less fees waived and expenses reimbursed by
         the investment advisor...................           (66,126)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Net expenses................................            57,076           128,952            48,828           120,142
                                                      --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)......................            99,607           296,509           167,490           228,507
                                                      --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................          (325,253)         (511,832)         (108,367)       (1,664,566)
      In-kind redemptions.........................                --           515,911           460,355         1,976,507
                                                      --------------    --------------    --------------    --------------
Net realized gain (loss)..........................          (325,253)            4,079           351,988           311,941
Net change in unrealized appreciation
   (depreciation) on investments..................         2,686,474         7,087,703         2,729,382         6,562,551
                                                      --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)....................................         2,361,221         7,091,782         3,081,370         6,874,492
                                                      --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................    $    2,460,828    $    7,388,291    $    3,248,860    $    7,102,999
                                                      ==============    ==============    ==============    ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


                        See Notes to Financial Statements                Page 41

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019        Year Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $       99,607   $      159,894     $      296,509   $      405,034
Net realized gain (loss)....................................        (325,253)       1,721,216              4,079          779,150
Net change in unrealized appreciation (depreciation)........       2,686,474       (3,291,223)         7,087,703       (4,614,714)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................       2,460,828       (1,410,113)         7,388,291       (3,430,530)
                                                              --------------   --------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................         (78,650)        (155,286)          (223,575)        (417,641)
                                                              --------------   --------------     --------------   --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       1,489,524        8,707,553          8,900,156       14,676,039
Cost of shares redeemed.....................................              --       (8,774,262)        (1,545,350)      (5,857,923)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................       1,489,524          (66,709)         7,354,806        8,818,116
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................       3,871,702       (1,632,108)        14,519,522        4,969,945

NET ASSETS:
Beginning of period.........................................      13,151,290       14,783,398         35,041,849       30,071,904
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   17,022,992   $   13,151,290     $   49,561,371   $   35,041,849
                                                              ==============   ==============     ==============   ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         450,002          450,002          1,350,002        1,050,002
Shares sold.................................................          50,000          250,000            300,000          500,000
Shares redeemed.............................................              --         (250,000)           (50,000)        (200,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         500,002          450,002          1,600,002        1,350,002
                                                              ==============   ==============     ==============   ==============


Page 42                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                          DOW 30                             LUNT U.S.
                                                                       EQUAL WEIGHT                       FACTOR ROTATION
                                                                            ETF                                 ETF
                                                                          (EDOW)                              (FCTR)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2019        Year Ended         6/30/2019       Period Ended
                                                               (Unaudited)       12/31/2018        (Unaudited)     12/31/2018 (a)
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $      167,490   $      246,112     $      228,507   $      184,637
Net realized gain (loss)....................................         351,988         (941,113)           311,941         (746,942)
Net change in unrealized appreciation (depreciation)........       2,729,382       (1,522,609)         6,562,551       (2,956,218)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................       3,248,860       (2,217,610)         7,102,999       (3,518,523)
                                                              --------------   --------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (147,740)        (235,451)          (161,910)        (184,170)
                                                              --------------   --------------     --------------   --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      45,057,444       69,038,254         28,880,724       51,620,840
Cost of shares redeemed.....................................      (3,658,974)     (55,926,566)       (17,474,780)     (19,649,644)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      41,398,470       13,111,688         11,405,944       31,971,196
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      44,499,590       10,658,627         18,347,033       28,268,503

NET ASSETS:
Beginning of period.........................................      12,858,843        2,200,216         28,268,503               --
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   57,358,433   $   12,858,843     $   46,615,536   $   28,268,503
                                                              ==============   ==============     ==============   ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         600,002          100,002          1,600,002               --
Shares sold.................................................       1,900,000        3,050,000          1,400,000        2,550,002
Shares redeemed.............................................        (150,000)      (2,550,000)          (850,000)        (950,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       2,350,002          600,002          2,150,002        1,600,002
                                                              ==============   ==============     ==============   ==============

(a) Inception date is July 25, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019     ------------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    29.22     $    32.85     $    27.74     $    24.34     $    26.13     $    25.80
                                             ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.20           0.34           0.25           0.32           0.22           0.27
Net realized and unrealized gain (loss)            4.79          (3.64)          5.12           3.43          (1.78)          0.34
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   4.99          (3.30)          5.37           3.75          (1.56)          0.61
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.16)         (0.33)         (0.26)         (0.35)         (0.23)         (0.28)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    34.05     $    29.22     $    32.85     $    27.74     $    24.34     $    26.13
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  17.07%        (10.13)%        19.44%         15.48%         (5.99)%         2.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   17,023     $   13,151     $   14,783     $    8,321     $    8,518     $    5,225
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      1.51% (b)      1.57%          1.69%          1.96%          1.97%          3.17%
Ratio of net expenses to average
   net assets                                      0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                              1.22% (b)      1.03%          0.88%          1.17%          0.96%          1.05%
Portfolio turnover rate (c)                          68%           110%           112%           113%           170%           183%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2019     ------------------------------------------------------------------------
                                            (UNAUDITED)        2018           2017           2016           2015           2014
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    25.96     $    28.64     $    23.80     $    24.07     $    25.97     $    22.86
                                             ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.19           0.33           0.30           0.38           0.37           0.34
Net realized and unrealized gain (loss)            4.98          (2.67)          4.84          (0.25)         (1.89)          3.11
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   5.17          (2.34)          5.14           0.13          (1.52)          3.45
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.15)         (0.34)         (0.30)         (0.40)         (0.38)         (0.34)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    30.98     $    25.96     $    28.64     $    23.80     $    24.07     $    25.97
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  19.92%         (8.26)%        21.71%          0.54%         (5.88)%        15.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   49,561     $   35,042     $   30,072     $    3,569     $    3,610     $    3,895
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              1.38% (b)      1.19%          1.29%          1.59%          1.46%          1.42%
Portfolio turnover rate (c)                          15%            32%            30% (d)         4%             7%             7%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


Page 44                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                             SIX MONTHS
                                               ENDED
                                             6/30/2019      YEAR ENDED    PERIOD ENDED
                                            (UNAUDITED)     12/31/2018   12/31/2017 (a)
                                            ------------   ------------   ------------
Net asset value, beginning of period         $    21.43     $    22.00     $    19.97
                                             ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.15           0.40           0.17
Net realized and unrealized gain (loss)            2.98          (0.58)          2.03
                                             ----------     ----------     ----------
Total from investment operations                   3.13          (0.18)          2.20
                                             ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.15)         (0.39)         (0.17)
                                             ----------     ----------     ----------
Net asset value, end of period               $    24.41     $    21.43     $    22.00
                                             ==========     ==========     ==========
TOTAL RETURN (b)                                  14.64%         (0.88)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   57,358     $   12,859     $    2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.50% (c)      0.50%          0.50% (c)
Ratio of net expenses to average
   net assets                                      0.50% (c)      0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                              1.72% (c)      2.33%          1.99% (c)
Portfolio turnover rate (d)                          10%            16%            20%


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

                                             SIX MONTHS
                                               ENDED
                                             6/30/2019     PERIOD ENDED
                                            (UNAUDITED)   12/31/2018 (a)
                                            ------------   ------------
Net asset value, beginning of period         $    17.67     $    20.23
                                             ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.11           0.12
Net realized and unrealized gain (loss)            3.98          (2.56)
                                             ----------     ----------
Total from investment operations                   4.09          (2.44)
                                             ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.08)         (0.12)
                                             ----------     ----------
Net asset value, end of period               $    21.68     $    17.67
                                             ==========     ==========
TOTAL RETURN (b)                                  23.17%        (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   46,616     $   28,269
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.65% (c)      0.65% (c)
Ratio of net expenses to average
   net assets                                      0.65% (c)      0.65% (c)
Ratio of net investment income (loss) to
   average net assets                              1.24% (c)      1.48% (c)
Portfolio turnover rate (d)                         134%           183%

(a) Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 45

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the four funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP") First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")
      First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
         ("Cboe BZX") ticker "FCTR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                             Dow Jones Industrial Average Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Large Cap Factor Rotation Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2019, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2019, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2018 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      155,286        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              417,641                  --                   --
First Trust Dow 30 Equal Weight ETF                                           235,451                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     184,170                  --                   --

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $        5,031        $   (666,297)       $  (1,692,453)
First Trust Dorsey Wright People's Portfolio ETF                                   --          (1,092,046)          (2,487,040)
First Trust Dow 30 Equal Weight ETF                                            10,767             (74,553)          (1,512,279)
First Trust Lunt U.S. Factor Rotation ETF                                         467          (1,663,858)          (3,134,438)

G. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For TUSA and DWPP, the taxable

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. For EDOW, the taxable years ending 2017 and 2018 remain open for federal and state audit. For FCTR, the taxable year ending 2018 remains open for federal and state audit. As of June 30, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                      Post-Enactment -
                                                                       No Expiration
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $      666,297
First Trust Dorsey Wright People's Portfolio ETF                            1,092,046
First Trust Dow 30 Equal Weight ETF                                            74,553
First Trust Lunt U.S. Factor Rotation ETF                                   1,663,858

During the taxable year ended December 31, 2018, the following Fund utilized capital loss carryforwards in the following amount:

                                                                       Post-Enactment
                                                                        Capital Loss
                                                                        Carryforward
                                                                          Utilized
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $        5,052

H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                             S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Management, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2019 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                             Fees Waived and Expenses Borne by
                                                                              First Trust Subject to Recovery
                                                               -------------------------------------------------------------
                                   Advisory                    Six Months      Year         Year      Six Months
                                      Fee         Expense        Ended        Ended        Ended        Ended
                                    Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018   6/30/2019      Total
                                   ---------   -------------   ----------   ----------   ----------   ----------   ---------
First Trust Total US Market
   AlphaDEX(R) ETF                 $  40,768   $      25,358   $   49,150   $  110,596   $  135,446   $   66,126   $ 361,318

For the First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF, First Trust is paid an annual unitary management fee of 0.60%, 0.50%, and 0.65%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    10,978,529   $    10,924,589
First Trust Dorsey Wright People's Portfolio ETF                        6,493,447         6,393,437
First Trust Dow 30 Equal Weight ETF                                     2,278,486         2,210,536
First Trust Lunt U.S. Factor Rotation ETF                              49,577,540        49,511,034

For the six months ended June 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     1,483,571   $            --
First Trust Dorsey Wright People's Portfolio ETF                        8,887,582         1,540,391
First Trust Dow 30 Equal Weight ETF                                    44,868,321         3,649,968
First Trust Lunt U.S. Factor Rotation ETF                              28,861,673        17,455,784

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $1,500 for First Trust Total US Market AlphaDEX(R) ETF, $1,000 for First Trust Dorsey Wright People's Portfolio ETF and First Trust Lunt U.S. Factor Rotation ETF, and $500 for First Trust Dow 30 Equal Weight ETF. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $1,500 for First Trust Total US Market AlphaDEX(R) ETF, $1,000 for First Trust Dorsey Wright People's Portfolio ETF and First Trust Lunt U.S. Factor Rotation ETF, and $500 for First Trust Dow 30 Equal Weight ETF. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021 for First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, and First Trust Dow 30 Equal Weight ETF and July 20, 2020 for First Trust Lunt U.S. Factor Rotation ETF.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following three series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Total US Market AlphaDEX(R) ETF (TUSA)
      First Trust Dorsey Wright People's Portfolio ETF (DWPP)
      First Trust Dow 30 Equal Weight ETF (EDOW)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by TUSA and the unitary fee rates payable by DWPP and EDOW as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing TUSA's advisory fee and DWPP's and EDOW's unitary fees.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent its investment objective, policies and restrictions.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

With respect to TUSA, the Board considered the advisory fee rate payable by TUSA under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for TUSA through April 30, 2021. The Board noted that expenses borne or fees waived by the Advisor for TUSA are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in TUSA's Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because TUSA's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of TUSA was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to TUSA's Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between TUSA and other non-ETF clients that limited their comparability. In considering the advisory fee rate for TUSA overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for TUSA. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing TUSA's performance. The Board received and reviewed information for periods ended December 31, 2018 regarding the performance of TUSA's underlying index, the correlation between TUSA's performance and that of its underlying index, TUSA's tracking difference and TUSA's excess return as compared to its benchmark index. For TUSA, the Board noted that during 2015, the Fund changed its underlying index to an index using the AlphaDEX(R) stock selection methodology, and that the performance information included a blend of the old and new indexes. The Board also considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided for TUSA and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing TUSA's performance to that of its Performance Universe and to that of a broad-based benchmark, but given the Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of TUSA and the ongoing oversight by the Board, the Board concluded that the advisory fee for TUSA continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

With respect to DWPP and EDOW, the Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in DWPP's and EDOW's Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because DWPP and EDOW each pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that DWPP's and EDOW's unitary fees were above the median total (net) expense ratio of the peer funds in each Fund's respective Expense Group. With respect to DWPP's and EDOW's Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered the differences between DWPP and EDOW and other non-ETF clients that limited their comparability. In considering the unitary fee rates for DWPP and EDOW overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2019 (UNAUDITED)

The Board considered performance information for DWPP and EDOW. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing DWPP's and EDOW's performance. For DWPP and EDOW, the Board received and reviewed information for periods ended December 31, 2018 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board noted that during 2017, DWPP changed its underlying index to the Nasdaq Dorsey Wright People's Portfolio Index, and that the performance information included a blend of the old and new indexes. Based on the information provided for DWPP and EDOW and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge for DWPP and EDOW comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fees and performance of DWPP and EDOW and the ongoing oversight by the Board, the Board concluded that the unitary fees for DWPP and EDOW continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. For DWPP and EDOW, the Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Exchange-Traded Fund
               --------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 6, 2019
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 6, 2019
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 6, 2019
     -------------------

* Print the name and title of each signing officer under his or her signature.